Filed pursuant to Rule 497(c)

Registration No 333-200831

Baillie Gifford Funds

c/o Baillie Gifford Overseas Limited

Calton Square

1 Greenside Row

Edinburgh, Scotland

United Kingdom EH1 3AN

011-44-131-275-2000

Prospectus

May 1, 2015

Baillie Gifford Funds (the “Trust”) is an open-end management investment company that includes ten series, nine of which are being offered in this Prospectus (each a “Fund”), offering portfolios with different objectives and strategies for which Baillie Gifford Overseas Limited (the “Manager”) acts as investment adviser:

•                                The International Equity Fund

Class 1: BGIOX

Class 2: BGITX

Class 3: BGIFX

Class 4: BGIUX

Class 5: BGIVX

•                                The EAFE Fund

Class 1: BGEOX

Class 2: BGETX

Class 3: BGEUX

Class 4: BGEFX

Class 5: BGEVX

•                                The EAFE Choice Fund

Class 1: BGCOX

Class 2: BGCWX

Class 3: BGCJX

Class 4: BGCLX

Class 5: BGCVX

•                                The EAFE Pure Fund

Class 1: BGPOX

Class 2: BGPTX

Class 3: BGPFX

Class 4: BGPWX

Class 5: BGPVX

•                                The Emerging Markets Fund

Class 1: BGEMX

Class 2: BGEHX

Class 3: BGELX

Class 4: BGEPX

Class 5: BGEDX

•                                The Emerging Markets Bond Fund

Class 1: BGBAX

Class 2: BGBTX

Class 3: BGBGX

Class 4: BGBPX

Class 5: BGBHX

•                                The Global Alpha Equity Fund

Class 1: BGAOX

Class 2: BGATX

Class 3: BGAEX

Class 4: BGALX

Class 5: BGAVX

•                                The Long Term Global Growth Equity Fund

Class 1: BGLNX

Class 2: BGLTX

Class 3: BGLOX

Class 4: BGLFX

Class 5: BGADX

•                                The North American Equity Fund

Class 1: BGNOX

Class 2: BGNRX

Class 3: BGNDX

Class 4: BGNEX

Class 5: BGNVX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

1 — Summaries of Key Information		1
1.1 -	The International Equity Fund	1
1.2 -	The EAFE Fund	6
1.3 -	The EAFE Choice Fund	11
1.4 -	The EAFE Pure Fund	16
1.5 -	The Emerging Markets Fund	20
1.6 -	The Emerging Markets Bond Fund	25
1.7 -	The Global Alpha Equity Fund	29
1.8 -	The Long Term Global Growth Equity Fund	34
1.9 -	The North American Equity Fund	38
2 — Important Additional Information about the Funds		41
2. 1 -	Purchase and Sale of Fund Shares	41
2. 2 -	Taxes	41
3 — Investment Objectives and Policies		42
3.1 -	The International Equity Fund	42
3.2 -	The EAFE Fund	43
3.3 -	The EAFE Choice Fund	44
3.4 -	The EAFE Pure Fund	45
3.5 -	The Emerging Markets Fund	46
3.6 -	The Emerging Markets Bond Fund	47
3.7 -	The Global Alpha Equity Fund	48
3.8 -	The Long Term Global Growth Equity Fund	49
3.9 -	The North American Equity Fund	51
4 — Primary Investment Risks		52
4.1 -	Correlation Risk	52
4.2 -	Counterparty and Third Party Risk	52
4.3 -	Credit Risk	53
4.4 -	Currency and Hedging Risk	54
4.5 -	Derivatives Risk	56
4.6 -	Emerging Markets Risk	58
4.7 -	Equity Securities Risk	59
4.8 -	Foreign Investment Risk	59
4.9 -	Interest Rate Risk	60
4.10 -	Liquidity Risk	61
4.11 -	Management and Operational Risk	61
4.12 -	Market Disruption and Geopolitical Risk	62
4.13 -	Market Risk	62
4.14 -	Non-Diversification Risk	63
4.15 -	Over-the-Counter Risk	63
5 - Other Important Information about the Funds		64
5.1 -	Location of Issuers	64
5.2 -	Industry Classification of Issuers	64
5.3 -	Depositary Receipts	64
5.4 -	Investment Companies	64

ii

5.5 -	Temporary Defensive Strategies	64
5.6 -	Repurchase Agreements	65
5.7 -	Commodity Interests	65
5.8 -	Participatory Notes	65
5.9 -	Illiquid Securities	66
5.10 -	Portfolio Holdings	66
5.11 -	Active and Frequent Trading	66
6 — Shares		67
6.1 -	Purchase of Shares	67
6.2 -	Share Classes	69
6.3 -	Redemption of Shares	71
6.4 -	Determination of Net Asset Value	74
6.5 -	Distributions	74
6.6 -	Taxes	75
7 — Management of the Trust		79
7.1 -	The International Equity Fund	79
7.2 -	The EAFE Fund	80
7.3 -	The EAFE Choice Fund	81
7.4 -	The EAFE Pure Fund	81
7.5 -	The Emerging Markets Fund	82
7.6 -	The Emerging Markets Bond Fund	83
7.7 -	The Global Alpha Equity Fund	83
7.8 -	The Long Term Global Growth Equity Fund	84
7.9 -	The North American Equity Fund	84
7.10 -	Compensation: Portfolio Managers	85
7.11 -	Compensation: Baillie Gifford	85
8 — Description of the Trust and Ownership of Shares		87
9 — Financial Highlights		88
10 — Shareholder Inquiries		89
11 — Further Information		90

iii

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

1 — Summaries of Key Information

1.1 - The International Equity Fund

Investment Objective

The International Equity Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.30%	0.30%	0.30%	0.30%	0.30%
Redemption Fees (as a percentage of amount redeemed)	0.20%	0.20%	0.20%	0.20%	0.20%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees(a)	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees(b)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses(c)	0.09%	0.09%	0.09%	0.09%	0.10%
Total Annual Fund Operating Expenses	0.69%	0.61%	0.54%	0.51%	0.47%

(a)   Expenses have been restated to reflect current fees.

(b)   Service Fees differ between the Classes of the Fund to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below. Expenses have been restated to reflect current fees.

(c)   Other Expenses may differ among Classes due to various factors that can have disproportionate effects on a particular Class, such as relatively significant inflows, outflows and Class conversions/exchanges when a Class of shares is held by a small number of investors.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$121	$273	$438	$916
Class 2	$113	$247	$394	$820
Class 3	$106	$225	$356	$736
Class 4	$103	$216	$339	$699
Class 5	$99	$203	$317	$651

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

	1 year	3 years	5 years	10 years
Class 1	$100	$250	$413	$886
Class 2	$92	$225	$369	$790
Class 3	$85	$203	$331	$705
Class 4	$82	$193	$314	$669
Class 5	$78	$180	$292	$620

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investments in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  The Fund invests in securities issued by companies predominantly located in countries contained in the MSCI ACWI (ex U.S.) Index, cash and cash equivalents. The MSCI ACWI (ex U.S.) includes issuers from a range of developed and emerging market countries. The Fund will ordinarily invest in securities of issuers located in at least three countries outside the U.S. The Fund may invest in stocks of any market capitalization. See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options. The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•                     Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.  These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                      Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements. After-tax returns are shown for only Class 2 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

During the periods shown in the bar chart, the highest quarterly return was 26.35% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was -19.42% (for the calendar quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2014	1 Year		5 Years		Life of Fund*
Returns Before Taxes
Class 2	-2.93%		6.70%		3.37%
Returns After Taxes on Distributions
Class 2	-3.75%		6.00%		2.73%
Returns After Taxes on Distributions and Sale of Fund Shares
Class 2	-1.57%		4.95%		2.34%
Returns Before Taxes
Class 1	-3.10%		6.51%		3.42	%(1)
Class 3	-2.83%		7.34	%(2)	3.82	%(2)
Class 4	-2.82%		6.79	%(3)	3.43	%(3)
Class 5	-2.93	%(4)	6.70	%(4)	3.37	%(4)
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI ACWI ex U.S. Index	-3.44%		4.89%		0.90%
FTSE AW ex U.S. Index	-3.04%		5.01%		1.95%

*The Fund commenced operations on February 7, 2008.

(1)             Performance for Class 1 shares prior to their date of inception (July 1, 2008) is derived from the historical performance of Class 2 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

(2)             Performance for Class 3 shares prior to their date of inception (September 1, 2010) is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 3 shares; had it, returns would have been higher.

(3)             Performance for Class 4 shares prior to their date of inception (July 30, 2010) is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 4 shares; had it, returns would have been higher.

(4)             Performance for Class 5 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Gerald Smith, Portfolio Manager
Service with The International Equity Fund since 2000.
Jonathan Bates, Portfolio Manager
Service with The International Equity Fund since 2010.
Angus Franklin, Portfolio Manager
Service with The International Equity Fund since 2006.
Donald Farquharson, Portfolio Manager
Service with The International Equity Fund since 2014.
Andrew Strathdee, Portfolio Manager
Service with The International Equity Fund since 2007.

Additional Information

•                      For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

1.2 - The EAFE Fund

Investment Objective

The EAFE Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.30%	0.30%	0.30%	0.30%	0.30%
Redemption Fees (as a percentage of amount redeemed)	0.20%	0.20%	0.20%	0.20%	0.20%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(a)	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees(b)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses	0.09%(c)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.69%	0.61%	0.54%	0.51%	0.46%

(a)         Expenses have been restated to reflect current fees.

(b)         Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below. Expenses have been restated to reflect current fees.

(c)          Class 1 was unfunded as of December 31, 2014, therefore Other Expenses have been estimated for this Class based on the Other Expenses of Class 2 shares.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$121	$273	$438	$916
Class 2	$113	$247	$394	$820
Class 3	$106	$225	$356	$736
Class 4	$103	$216	$339	$699
Class 5	$98	$200	$312	$639

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$100	$250	$413	$886
Class 2	$92	$225	$369	$790
Class 3	$85	$203	$331	$705
Class 4	$82	$193	$314	$669
Class 5	$77	$177	$287	$607

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investments in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets.  The Fund seeks to maintain a diversified portfolio consisting principally of exchange-traded equity securities, cash and cash equivalents, focusing on common stocks of companies whose principal activities are in countries contained in the MSCI EAFE Index. Investments by the Fund in countries located outside of the MSCI EAFE Index (which includes only developed markets) may include investments in issuers located in emerging markets.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies that are included in the MSCI EAFE Index or whose principal activities are in Europe, Australasia, and/or the Far East. The Fund may invest in stocks of any market capitalization. See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.  The Fund is managed by a different team of portfolio managers than The EAFE Choice Fund and EAFE Pure Fund with no overlap in membership, and the resulting portfolio contains different holdings although there may be overlap.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                      Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements. After-tax returns are shown for only Class 2 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

During the periods shown in the bar chart, the highest quarterly return was 27.26% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was -21.64% (for the calendar quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2014	1 Year		5 Years		Life of Fund*
Returns Before Taxes
Class 2	-6.94%		7.93%		3.49%
Returns After Taxes on Distributions
Class 2	-8.29%		7.19%		2.85%
Returns After Taxes on Distributions and Sale of Fund Shares
Class 2	-3.20%		6.00%		2.49%
Returns Before Taxes
Class 1	-7.12	%(1)	7.75	%(1)	3.31	%(1)
Class 3	-6.91%		8.02	%(2)	3.55	%(2)
Class 4	-6.88%		8.38	%(3)	3.81	%(3)
Class 5	-6.83%		8.42	%(4)	3.83	%(4)
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI EAFE Index	-4.48%		5.80%		1.38%
FTSE Developed ex U.S. Index	-4.03%		5.66%		1.54%

*The Fund commenced operations on March 6, 2008.

(1)             Performance for Class 1 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 2 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

(2)             Performance for Class 3 shares prior to their date of inception (April 19, 2010) is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 3 shares; had it, returns would have been higher.

(3)             Performance for Class 4 shares prior to their date of inception (October 10, 2013) is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 4 shares; had it, returns would have been higher.

(4)             Performance of Class 5 shares prior to their date of inception (July 18, 2012) is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares; had it, returns would have been higher.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
James Anderson, Portfolio Manager
Service with The EAFE Fund since 2008.
Lawrence Burns, Portfolio Manager
Service with The EAFE Fund since 2012.
Tom Coutts, Portfolio Manager
Service with The EAFE Fund since 2008.
Kavé Sigaroudinia, Portfolio Manager
Service with The EAFE Fund since 2008.
Nick Thomas, Portfolio Manager
Service with The EAFE Fund since 2008.
Sarah Whitley, Portfolio Manager
Service with The EAFE Fund since 2008.

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

1.3 - The EAFE Choice Fund

Investment Objective

The EAFE Choice Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.30%	0.30%	0.30%	0.30%	0.30%
Redemption Fees (as a percentage of amount redeemed)	0.20%	0.20%	0.20%	0.20%	0.20%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(a)	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees(b)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses(d)	0.14%	0.14%	0.13%	0.14%(c)	0.14%(c)
Total Annual Fund Operating Expenses	0.74%	0.66%	0.58%	0.56%	0.51%

(a)   Expenses have been restated to reflect current fees.

(b)   Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below. Expenses have been restated to reflect current fees.

(c)   Classes 4 and 5 were unfunded as of December 31, 2014, therefore Other Expenses have been estimated for these Classes based on the Other Expenses of Class 2 shares.

(d)   Other Expenses may differ among Classes due to various factors that can have disproportionate effects on a particular Class, such as relatively significant inflows, outflows and Class conversions/exchanges when a Class of shares is held by a small number of investors.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$126	$288	$465	$976
Class 2	$118	$263	$421	$881
Class 3	$110	$238	$378	$784
Class 4	$108	$232	$367	$760
Class 5	$103	$216	$339	$699

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

	1 year	3 years	5 years	10 years
Class 1	$105	$266	$440	$946
Class 2	$97	$241	$397	$850
Class 3	$89	$215	$353	$754
Class 4	$87	$209	$342	$729
Class 5	$82	$193	$314	$669

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investments in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets.  The Fund will invest in a diversified portfolio consisting principally of exchange-traded securities issued by companies whose principal activities are in countries contained in the MSCI EAFE Index, cash and cash equivalents.    Under normal circumstances, the Fund will invest at least 85% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East, which may include emerging markets.  The Fund may invest in stocks of any market capitalization.  See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund. The Fund is managed by a different team of portfolio managers than The EAFE Fund with no overlap in membership, and the resulting portfolio contains different holdings although there may be overlap.  The Fund has the same team of portfolio managers as The EAFE Pure Fund and invests in a manner similar to that of The EAFE Pure Fund, except that the Fund includes among its principal investment strategies the investment in emerging markets.  The resulting portfolio of the Fund contains additional investments in emerging markets securities.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                      Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements. After-tax returns are shown for only Class 2 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

During the periods shown in the bar chart, the highest quarterly return was 17.72% (for the calendar quarter ended September 30, 2010) and the lowest quarterly return was -18.23% (for the calendar quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2014	1 Year		5 Years		Life of Fund*
Returns Before Taxes
Class 2	-4.25%		6.75%		8.03%
Returns After Taxes on Distributions
Class 2	-4.72%		5.76%		7.03%
Returns After Taxes on Distributions and Sale of Fund Shares
Class 2	-2.40%		4.85%		5.88%
Returns Before Taxes
Class 1	-4.46%		6.56	%(1)	7.83	%(1)
Class 3	-4.18	%(2)	6.77	%(2)	8.04	%(2)
Class 4	-4.25	%(3)	6.75	%(3)	8.03	%(3)
Class 5	-4.25	%(4)	6.75	%(4)	8.03	%(4)
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI EAFE Index	-4.48%		5.80%		1.38%
FTSE Developed ex U.S. Index	-4.03%		5.66%		6.11%

*The Fund commenced operations on December 17, 2009.

(1)                   Performance for Class 1 shares prior to their date of inception (December 17, 2013) is derived from the historical performance of Class 2 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

(2)                   Performance for Class 3 shares prior to the date Class 3 most recently recommenced investment operations (July 7, 2014) is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 3 shares; had it, returns would have been higher.

(3)                   Performance for Class 4 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 4 shares; had it, returns would have been higher.

(4)                   Performance for Class 5 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares; had it, returns would have been higher.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Gerard Callahan, Portfolio Manager
Service with The EAFE Choice Fund since 2009.
Iain Campbell, Portfolio Manager
Service with The EAFE Choice Fund since 2009.
Joe Faraday, Portfolio Manager
Service with The EAFE Choice Fund since 2010.
Sophie Earnshaw, Portfolio Manager
Service with The EAFE Choice Fund since 2014.
Mortiz Sitte, Portfolio Manager
Service with The EAFE Choice Fund since 2014.
Tom Walsh, Portfolio Manager
Service with The EAFE Choice Fund since 2014.

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

1.4 - The EAFE Pure Fund

Investment Objective

The EAFE Pure Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.30%	0.30%	0.30%	0.30%	0.30%
Redemption Fees (as a percentage of amount redeemed)	0.20%	0.20%	0.20%	0.20%	0.20%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(a)	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees(b)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses	0.18%(c)	0.18%	0.18%(c)	0.18%(c)	0.18%(c)
Total Annual Fund Operating Expenses	0.78%	0.70%	0.63%	0.60%	0.55%
Fee Waiver(d)	(0.00)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver	0.78%	0.67%	0.60%	0.57%	0.52%

(a)         Expenses have been restated to reflect current fees.

(b)         Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below. Expenses have been restated to reflect current fees.

(c)          Classes 1, 3, 4 and 5 were unfunded as of December 31, 2014, therefore Other Expenses have been estimated for these Classes based on the Other Expenses of Class 2 shares.

(d)         The Manager has contractually agreed to waive its fees and/or bear other expenses of The EAFE Pure Fund through April 30, 2016 to the extent that such Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% for Class 1 shares, 0.67% for Class 2 shares, 0.60% for Class 3 shares, 0.57% for Class 4 shares, and 0.52% for Class 5 shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

	1 year	3 years	5 years	10 years
Class 1	$130	$301	$487	$1,023
Class 2	$119	$273	$440	$926
Class 3	$112	$251	$401	$842
Class 4	$109	$241	$386	$806
Class 5	$104	$225	$358	$745

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$109	$278	$462	$993
Class 2	$98	$250	$416	$895
Class 3	$91	$228	$377	$811
Class 4	$88	$219	$361	$775
Class 5	$83	$203	$333	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. For the period from April 15, 2014, the date of the Fund’s commencement of investment operations, until December 31, 2014, the Fund’s portfolio turnover rate was 5% (not annualized).

Principal Investment Strategies

The Fund will seek to meet its objective through investments in an international portfolio of common stocks and other equity securities of issuers located in countries of developed markets.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets.  The Fund will invest in a diversified portfolio consisting principally of exchange-traded securities issued by companies whose principal activities are in developed-market countries contained in the MSCI EAFE Index, cash and cash equivalents.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East. The Fund may invest in stocks of any market capitalization.  See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund. The Fund is managed by a different team of portfolio managers than The EAFE Fund with no overlap in membership, and the resulting portfolio contains different holdings although there may be overlap.  The Fund has the same team of portfolio managers as The EAFE Choice Fund and invests in a manner similar to that of The EAFE Choice Fund, except that the Fund does not include among its principal investment strategies the investment in emerging markets.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                     Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Performance

The Fund commenced operations as of April 15, 2014, and does not have a full calendar year of performance available. Accordingly, performance data is not included. Past performance (before and after taxes) is not an indication of future performance.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Gerard Callahan, Portfolio Manager
Service with The EAFE Pure Fund since 2014.
Iain Campbell, Portfolio Manager
Service with The EAFE Pure Fund since 2014.
Joe Faraday, Portfolio Manager
Service with The EAFE Pure Fund since 2014.
Sophie Earnshaw, Portfolio Manager
Service with The EAFE Pure Fund since 2014.
Mortiz Sitte, Portfolio Manager
Service with The EAFE Pure Fund since 2014.
Tom Walsh, Portfolio Manager
Service with The EAFE Pure Fund since 2014.

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

1.5 - The Emerging Markets Fund

Investment Objective

The Emerging Markets Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1(a)	Class 2(a)	Class 3	Class 4	Class 5(a)
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.35%	0.35%	0.35%	0.35%	0.35%
Redemption Fees (as a percentage of amount redeemed)	0.35%	0.35%	0.35%	0.35%	0.35%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(b)	0.55%	0.55%	0.55%	0.55%	0.55%
Service Fees(c)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses	0.15%(d)	0.15%(d)	0.15%(d)	0.15%(d)	0.15%
Total Annual Fund Operating Expenses	0.95%	0.87%	0.80%	0.77%	0.72%

(a)         Effective January 1, 2015, the share class structure of The Emerging Markets Fund was changed as follows: Shares previously designated as Class I shares were converted into Class 1 shares; shares previously designated as Class II shares were converted into Class 2 shares; and shares previously designated as Class III shares were converted into Class 5 shares.

(b)         Expenses have been restated to reflect current fees.

(c)          Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below. Expenses have been restated to reflect current fees.

(d)         Classes 1, 2, 3, and 4 were unfunded as of December 31, 2014, therefore Other Expenses have been estimated for these Classes based on the Other Expenses of Class 5 shares.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$168	$376	$601	$1,249
Class 2	$160	$351	$558	$1,156
Class 3	$153	$329	$520	$1,074
Class 4	$150	$320	$504	$1,039
Class 5	$141	$304	$477	$979

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$132	$337	$559	$1,197
Class 2	$123	$312	$516	$1,104
Class 3	$116	$290	$478	$1,021
Class 4	$113	$280	$461	$986
Class 5	$108	$264	$434	$926

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investment in a global portfolio of common stocks and other equity securities of issuers located in countries of emerging markets.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets.  The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies such as those located in countries contained in the MSCI Emerging Markets Index, cash and cash equivalents. The MSCI Emerging Markets Index includes large-, mid-, and small-cap issuers from a variety of countries with markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies located in countries contained in the MSCI Emerging Markets Index. The Fund may invest in stocks of any market capitalization.  See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests. Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                      Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements. After-tax returns are shown for only Class 5 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

During the periods shown in the bar chart, the highest quarterly return was 44.42% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was -29.98% (for the calendar quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2014	1 Year		5 Years		10 Years
Returns Before Taxes
Class 5	0.26%		2.56%		10.81%
Returns After Taxes on Distributions
Class 5	0.20%		1.75%		7.13%
Returns After Taxes on Distributions and Sale of Fund Shares
Class 5	0.15%		1.68%		7.33%
Returns Before Taxes
Class 1	0.06	%(1)	2.36	%(1)	10.61	%(1)
Class 2	0.11	%(2)	2.41	%(2)	10.66	%(2)
Class 3	0.26	%(3)	2.56	%(3)	10.81	%(3)
Class 4	0.26	%(4)	2.56	%(4)	10.81	%(4)
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI Emerging Markets Index	-1.82%		2.11%		8.78%
FTSE Emerging Markets Index	1.55%		2.33%		9.26%

(1)                   Performance for Class 1 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 5 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

(2)                   Performance for Class 2 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 5 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 2 shares.

(3)                   Performance for Class 3 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 5 shares, and has not been adjusted for any differences in fees.

(4)                   Performance for Class 4 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 5 shares, and has not been adjusted for any differences in fees.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Richard Sneller, Lead Portfolio Manager
Service with The Emerging Markets Fund since 2003.
William Sutcliffe, Portfolio Manager
Service with The Emerging Markets Fund since 2006.
Mike Gush, Portfolio Manager
Service with The Emerging Markets Fund since 2008.
Andrew Stobart, Portfolio Manager
Service with The Emerging Markets Fund since 2007.
Ewan Markson-Brown, Portfolio Manager
Service with The Emerging Markets Fund since 2013.

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

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1.6 - The Emerging Markets Bond Fund

Investment Objective

The Emerging Markets Bond Fund seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.25%	0.25%	0.25%	0.25%	0.25%
Redemption Fees (as a percentage of amount redeemed)	0.25%	0.25%	0.25%	0.25%	0.25%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees(a)	0.25%	0.20%	0.15%	0.10%	0.05%
Other Expenses(b)	0.43%	0.43%	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.03%	0.98%	0.93%	0.88%	0.83%
Fee Waiver(c)	(0.18)%	(0.18)%	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%	0.80%	0.75%	0.70%	0.65%

(a)         Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below.

(b)         The Fund was unfunded as of December 31, 2014, therefore Other Expenses have been estimated for all share Classes based on an estimated $50 million in assets.

(c)          The Manager has contractually agreed to waive its fees and/or bear other expenses of The Emerging Markets Bond Fund through April 30, 2016 to the extent that such Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% for Class 1 shares, 0.80% for Class 2 shares, 0.75% for Class 3 shares, 0.70% for Class 4 shares, and 0.65% for Class 5 shares. This contractual agreement may only be terminated by the Board of Trustees of the Trust.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years
Class 1	$138	$362
Class 2	$132	$347
Class 3	$127	$331
Class 4	$122	$315
Class 5	$117	$300

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Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years
Class 1	$112	$334
Class 2	$106	$318
Class 3	$101	$303
Class 4	$96	$287
Class 5	$91	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance.  Because the Fund has not commenced operations, it does not have a portfolio turnover rate.

Principal Investment Strategies

The Fund will seek to meet its objective through investments in an international portfolio of bonds and other debt instruments that have economic characteristics similar to bonds that are issued predominantly by emerging markets borrowers and/or denominated in emerging market currencies. The Fund will invest primarily in bonds and other debt instruments issued by sovereign, supranational, public sector and/or corporate issuers in emerging markets and may invest in bonds of any credit quality, maturity or duration.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt instruments that are issued by borrowers located in emerging market countries or that are denominated in the currencies of emerging market countries.  For the purposes of this policy, the Fund currently considers “emerging market countries” to include countries contained in the J.P. Morgan GBI-EM Global Diversified Index, as well as India, China, the Czech Republic, and Venezuela.  See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  Derivatives may be used from time to time in keeping with the Fund’s objective, typically with the intention of altering the Fund’s currency or market exposure and either enhancing or protecting the return on the Fund. The derivatives the Fund may invest in include interest rate swaps, currency and cross currency swaps, inflation swaps, bond futures, interest rate futures, and deliverable and non-deliverable currency forwards. The Fund will aim to remain fully invested in bonds and other instruments described above, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer, guarantor or obligor to make timely payments of interest and/or principal, or the downgrading of such entity’s credit rating, will negatively affect the value of the security or instrument. Below investment grade securities have speculative characteristics, and

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

changes in economic conditions or other circumstances are more likely to impair the capacity of issuers of below investment grade securities to make principal and interest payments than is the case with issuers of investment grade securities.

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                      Interest Rate Risk — Debt and other securities and instruments may decline in value due to increases in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The risk associated with increases in interest rates is generally greater for funds investing in fixed income securities with longer durations, and in some cases, the duration of fixed income securities can increase.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Counterparty and Third Party Risk — Transactions involving a counterparty to a derivative or other instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty and third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

•                     Derivatives Risk — Investing in derivative instruments involves the risk that these instruments’ values may not move as expected relative to the values of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, counterparty risk, and liquidity risk, along with the risk of losing more than the principal amount invested.

•                      Over-the-Counter Risk — Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup.

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•                      Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                      Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The Fund had not commenced operations as of December 31, 2014. Accordingly, performance data is not included. Past performance (before and after taxes) is not an indication of future performance.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Steven Hay, Portfolio Manager
The Emerging Markets Bond Fund has not yet commenced operations.
Phil Annen, Portfolio Manager
The Emerging Markets Bond Fund has not yet commenced operations.
Sally Greig, Portfolio Manager
The Emerging Markets Bond Fund has not yet commenced operations.
John Berry, Portfolio Manager
The Emerging Markets Bond Fund has not yet commenced operations.

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

1.7 - The Global Alpha Equity Fund

Investment Objective

The Global Alpha Equity Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.20%	0.20%	0.20%	0.20%	0.20%
Redemption Fee (as a percentage of amount redeemed)	0.15%	0.15%	0.15%	0.15%	0.15%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(a)	0.40%	0.40%	0.40%	0.40%	0.40%
Service Fees(b)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses(d)	0.10%(c)	0.10%	0.09%	0.10%(c)	0.10%(c)
Total Annual Fund Operating Expenses	0.75%	0.67%	0.59%	0.57%	0.52%

(a)         Expenses have been restated to reflect current fees.

(b)         Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below. Expenses have been restated to reflect current fees.

(c)          Classes 1, 4 and 5 were unfunded as of December 31, 2014, therefore Other Expenses have been estimated for these Classes based on the Other Expenses of Class 2 shares.

(d)         Other Expenses may differ among Classes due to various factors that can have disproportionate effects on a particular Class, such as relatively significant inflows, outflows and Class conversions/exchanges when a Class of shares is held by a small number of investors.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$112	$276	$455	$971
Class 2	$104	$251	$411	$876
Class 3	$96	$226	$367	$779
Class 4	$94	$219	$356	$755
Class 5	$89	$203	$329	$695

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$96	$259	$436	$948
Class 2	$88	$234	$392	$853
Class 3	$80	$209	$349	$756
Class 4	$78	$202	$338	$732
Class 5	$73	$186	$310	$671

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investments in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies predominantly located in countries contained in the MSCI ACWI Index, cash and cash equivalents. The Fund will invest primarily in common stocks and other equity securities of companies whose principal activities are in the U.S., Canada, Europe, Australasia, Africa, the Middle East and/or the Far East.  The Fund will ordinarily invest in securities of issuers located in at least three different countries. The Fund may invest in stocks of any market capitalization.  See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                     Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                      Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements. After-tax returns are shown for only Class 3 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

During the periods shown in the bar chart, the highest quarterly return was 13.39% (for the calendar quarter ended March 31, 2012) and the lowest quarterly return was -6.62% (for the calendar quarter ended June 30, 2012).

Average Annual Total Returns for Periods Ended December 31, 2014	1 Year		Life of Fund*
Returns Before Taxes
Class 3	4.48%		15.65%
Returns After Taxes on Distributions
Class 3	3.01%		14.52%
Returns After Taxes on Distributions and Sale of Fund Shares
Class 3	3.34%		12.02%
Returns Before Taxes
Class 1	4.23	%(1)	15.40	%(1)
Class 2	4.49%		15.60	%(2)
Class 4	4.48	%(3)	15.65	%(3)
Class 5	4.48	%(4)	15.65	%(4)
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI ACWI Index	4.71%		14.21%
FTSE AW Index	4.78%		13.73%

*The Fund commenced operations on November 15, 2011.

(1)                   Performance for Class 1 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 3 shares and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

(2)                   Performance for Class 2 shares prior to their date of inception (January 6, 2013) is derived from the historical performance of Class 3 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 2 shares.

(3)                   Performance for Class 4 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 3 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 4 shares; had it returns would have been higher.

(4)                   Performance for Class 5 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 3 shares and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Charles Plowden, Portfolio Manager
Service with The Global Alpha Equity Fund since 2011.
Malcolm MacColl, Portfolio Manager
Service with The Global Alpha Equity Fund since 2011.
Spencer Adair, Portfolio Manager
Service with The Global Alpha Equity Fund since 2011.
Jenny Davis
Service with The Global Alpha Equity Fund since 2015.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

1.8 - The Long Term Global Growth Equity Fund

Investment Objective

The Long Term Global Growth Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.20%	0.20%	0.20%	0.20%	0.20%
Redemption Fees (as a percentage of amount redeemed)	0.15%	0.15%	0.15%	0.15%	0.15%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%	0.45%	0.45%
Service Fees(a)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses	0.26%(b)	0.26%	0.26%(b)	0.26%(b)	0.26%(b)
Total Annual Fund Operating Expenses	0.96%	0.88%	0.81%	0.78%	0.73%
Fee Waiver(c)	(0.11)%	(0.11)%	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%	0.77)%	0.70%	0.67%	0.62%

(a)    Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below.

(b)    Classes 1, 3, 4 and 5 were unfunded as of December 31, 2014, therefore Other Expenses have been estimated for these Classes based on the Other Expenses of Class 2 shares.

(c)     The Manager has contractually agreed to waive its fees and/or bear other expenses of The Long Term Global Growth Equity Fund through April 30, 2016 to the extent that such Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) exceed 0.85% for Class 1 shares, 0.77% for Class 2 shares, 0.70% for Class 3 shares, 0.67% for Class 4 shares, and 0.62% for Class 5 shares.  This contractual agreement may only be terminated by the Board of Trustees of the Trust.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$122	$331	$557	$1,208
Class 2	$114	$306	$514	$1,114
Class 3	$107	$284	$476	$1,032
Class 4	$104	$275	$460	$997
Class 5	$99	$259	$433	$937

Baillie Gifford Funds - Prospectus

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Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$107	$314	$539	$1,186
Class 2	$98	$289	$496	$1,092
Class 3	$91	$267	$458	$1,009
Class 4	$88	$258	$442	$974
Class 5	$83	$242	$414	$914

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. For the period from June 10, 2014, the date of the Fund’s commencement of investment operations, until December 31, 2014, the Fund’s portfolio turnover rate was 8% (not annualized).

Principal Investment Strategies

The Fund will seek to meet its objective through investment in a portfolio of global common stocks and other equity securities without reference to benchmark constraints.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The portfolio managers will select investments without regard to the geographic, industry, sector, or individual company weightings on any index.  While the portfolio managers are not constrained by geographic limitations, the Fund will ordinarily invest in securities of issuers located in at least six different countries and will invest primarily in companies located in non-U.S. countries.  The Fund may invest in stocks of any market capitalization. See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  In constructing the Fund’s portfolio, the portfolio managers generally select between 30 and 60 issuers in which they have high conviction.  As a result, the Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a single issuer or a small number of issuers.  Although the Fund seeks to invest across a broad spectrum of sectors and industries, the portfolio managers’ unconstrained approach to selecting investments may result in significant exposure to a small number of industries or sectors.  Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options.  The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

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Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                      Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                     Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

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1 — Summaries of Key Information

•                      Non-Diversification Risk — Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers, its performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of diversified funds.

Performance

The Fund commenced operations on June 10, 2014 and does not have a full calendar year of performance available. Accordingly, performance data is not included. Past performance (before and after taxes) is not an indication of future performance.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
James Anderson, Lead Portfolio Manager
Service with The Long Term Global Growth Equity Fund since 2014.
Mark Urquhart, Portfolio Manager
Service with The Long Term Global Growth Equity Fund since 2014.
Tom Slater, Portfolio Manager
Service with The Long Term Global Growth Equity Fund since 2014.

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

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1 — Summaries of Key Information

1.9 - The North American Equity Fund

Investment Objective

The North American Equity Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.15%	0.15%	0.15%	0.15%	0.15%
Redemption Fees (as a percentage of amount redeemed)	0.15%	0.15%	0.15%	0.15%	0.15%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees(a)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses(b)	0.20%	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.80%	0.72%	0.65%	0.62%	0.57%

(a)   Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to the Manager, as described in detail under “Share Classes — Shareholder Service Fees” below.

(b)   The Fund was unfunded as of December 31, 2014, therefore Other Expenses have been estimated for all share Classes based on an estimated $50 million in assets for the Fund as a whole.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods.  It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio.  Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years
Class 1	$112	$287
Class 2	$104	$262
Class 3	$97	$240
Class 4	$94	$230
Class 5	$89	$214

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years
Class 1	$97	$270
Class 2	$88	$245
Class 3	$81	$223
Class 4	$78	$213
Class 5	$73	$197

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate.  Although difficult to predict, it is anticipated that under normal circumstances the portfolio turnover rate for the Fund will not exceed 50%.

Principal Investment Strategies

The Fund will seek to meet its objective through investments in a portfolio of common stocks and other equity securities of issuers located in North America.  The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio manager believes may grow and enjoy sustainable competitive advantages in their markets.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S. and Canada.  Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.  The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies predominantly located in the U.S. and Canada, cash and cash equivalents. The Fund will invest primarily in common stocks and other equity securities of companies whose principal activities are in the U.S. and Canada.  The Fund may invest in stocks of any market capitalization. See “Other Important Information About the Funds” below for additional detail on how the Fund classifies the location of issuers in which it invests.  The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks.”

•                      Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio manager. The Fund also runs the risk that the portfolio manager’s assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•                      Market Risk — The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                      Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

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1 — Summaries of Key Information

•                      Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                      Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions.  As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                      Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The Fund had not commenced operations as of December 31, 2014. Accordingly, performance data is not included.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Manager
Gary Robinson, Lead Portfolio Manager
The North American Equity Fund has not yet commenced operations.

Additional Information

For important information about purchase and sale of Fund shares and taxes, please turn to “Important Additional Information about the Funds” on page 41 of this Prospectus.

Baillie Gifford Funds - Prospectus

2 — Important Additional Information about the Funds

2 — Important Additional Information about the Funds

2. 1 - Purchase and Sale of Fund Shares

The minimum initial investment in each Fund must be worth at least $1 million.  The Manager and Baillie Gifford Funds Services LLC, the Funds’ distributor (the “Distributor”), each reserve the right to waive these minimums in its sole discretion, and to reject any purchase order for any reason.

With respect to Classes of a Fund, eligibility for a Class of shares depends on a shareholder’s “Total Investment” with the Manager.  A Fund shareholder’s Total Investment will be determined by the Manager as of March 31 of each year and, for purposes of exchanging into less expensive Classes because of additional investments, at the end of each calendar quarter (each a “Determination Date”).  As provided below, a shareholder’s Total Investment as of any Determination Date will equal the market value of assets managed by the Manager and its affiliates for the shareholder (whether in the Funds, another pooled vehicle or otherwise) as of such Determination Date. The Manager will make all determinations as to aggregation of shareholder accounts for purposes of determining eligibility.

The minimum Total Investment for a new shareholder to be eligible for a Class of shares of each Fund is set forth in the following table:

Class of Shares	Minimum Total Investment
Class 1	$1 Million
Class 2	$25 Million
Class 3	$100 Million
Class 4	$200 Million
Class 5	$500 Million

In the case of shares held of record by retirement plans for which individual participants are the underlying beneficial owners and direct the plans’ investments on their behalf into the Funds (“Participant Directed Plans”), the shareholder for the purposes of the minimum initial investment, as well as the minimum Total Investment for each Class of shares, is the Participant Directed Plan.

Fund shares are redeemable, and under ordinary circumstances you may redeem a Fund’s shares on any day the New York Stock Exchange is open for trading by sending a written request by mail, e-mail, or by facsimile to the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN; Attention:  Julie Paul; Email BGNAVtrading@bailliegifford.com; Fax # 011-44-131-275-3972).

2. 2 - Taxes

The Funds intend to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan.  If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.

Baillie Gifford Funds - Prospectus

3 — Investment Objectives and Policies

3 — Investment Objectives and Policies

The Trust currently consists of ten Funds offering investors a range of global investment choices, nine of which are offered in this Prospectus.  Each Fund has its own investment objective and policies designed to meet its specific goals.  No Fund, nor the Trust as a whole, is intended or is appropriate as a complete investment program and the Trust and the Funds should be considered as only part of an overall investment strategy.  The Funds are subject to numerous risks that are described in this Prospectus and in the SAI, and, in the case of those Funds that may be invested substantially in foreign issuers, in issuers in emerging markets, and/or in issuers with smaller to medium-sized market capitalizations (e.g., market capitalizations of less than $5 billion), the Funds may present greater risks than mutual funds investing primarily in U.S. securities or securities with larger market capitalizations.  An investor should pay particular attention to the risks of the Funds’ investments described below, under “Primary Investment Risks,” “Other Important Information About the Funds,” and in the SAI.

Unless otherwise noted, the investment objectives and policies described below are non-fundamental and may be changed by the trustees of the Trust without shareholder approval. The Trust will provide shareholders of a Fund 30 days’ notice of any changes to such Fund’s investment objective.

3.1 - The International Equity Fund

Investment Objective

The objective of the Fund is capital appreciation. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the Morgan Stanley Capital International ACWI (ex U.S.) Index (the “MSCI ACWI (ex U.S.) Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

Investment Policies

The Fund will seek to meet its objective through investments in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio, in a non-indexed style, through making investments in selected businesses which, on the basis of fundamental research, the portfolio managers believe show that they may grow and enjoy sustainable competitive advantages in their markets.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.  The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.

The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies whose principal activities are in countries contained in the MSCI ACWI (ex U.S.) Index, cash and cash equivalents.  The Fund may also invest in securities that are convertible into common stock, sponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar instruments.  The Fund will invest primarily in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, Africa, the Middle East and/or the Far East, as well as emerging market countries located in other regions.  The Fund will ordinarily invest in securities of issuers located in at least three countries outside the U.S. The Fund may invest in stocks of any market capitalization.

Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms.  The Manager may enter into forward foreign currency transactions, or

Baillie Gifford Funds - Prospectus

3 — Investment Objectives and Policies

acquire other currency instruments, including options, in an attempt to minimize the adverse effects of changes in foreign exchange rates.  The Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques.  Any currency gains or losses will be included in the calculation of total return.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund. For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

For a description of additional investment techniques that may be utilized by The International Equity Fund and the risks associated with all the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The International Equity Fund.

Risks

The most significant risks of an investment in The International Equity Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Currency and Hedging Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The International Equity Fund.

3.2 - The EAFE Fund

Investment Objective

The objective of the Fund is capital appreciation. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

Investment Policies

The Fund will seek to meet its objective through investments in an international portfolio of equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio, in a non-indexed style, through making investments in selected businesses which, on the basis of fundamental research, the portfolio managers believe show that they may grow and enjoy sustainable competitive advantages in their markets.  The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.

The Fund seeks to maintain a diversified portfolio consisting principally of exchange-traded equity securities, cash and cash equivalents, focusing on common stocks of companies whose principal activities are in countries contained in the MSCI EAFE Index. Investments by the Fund outside of the MSCI EAFE Index (which includes only developed markets) may include investments in issuers located in emerging markets.  The Fund may also invest in securities which are convertible into common stock, sponsored ADRs, EDRs, GDRs or similar instruments.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies that are included in the MSCI EAFE Index or whose principal activities are in Europe, Australasia, and/or the Far East. The Fund may invest in stocks of any market capitalization.

Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms. The Manager may enter into forward foreign currency transactions, or

Baillie Gifford Funds - Prospectus

3 — Investment Objectives and Policies

acquire other currency instruments, including options, in an attempt to minimize the adverse effects of changes in foreign exchange rates. The Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques.  Any currency gains or losses will be included in the calculation of total return.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation or as a result of admissions to or withdrawals from the Fund. For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

The Fund is managed by a different team of portfolio managers than The EAFE Choice Fund and EAFE Pure Fund with no overlap in membership, and the resulting portfolio contains different holdings although there may be overlap.

For a description of additional investment techniques that may be utilized by The EAFE Fund and risks associated with all of the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The EAFE Fund.

Risks

The most significant risks of an investment in The EAFE Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Currency and Hedging Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The EAFE Fund.

3.3 - The EAFE Choice Fund

Investment Objective

The objective of the Fund is capital appreciation. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

Investment Policies

The Fund will seek to meet its objective through investments in an international portfolio of equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio, in a non-indexed style, through making investments in selected businesses which, on the basis of fundamental research, the portfolio managers believe show that they may grow and enjoy sustainable competitive advantages in their markets.  The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.  The Fund’s portfolio is constructed by a team of portfolio managers that includes a number of individuals with varied investment backgrounds who participate in the investment decision-making process across the portfolio.

The Fund will invest in a diversified portfolio consisting principally of exchange-traded securities issued by companies whose principal activities are in countries contained in the MSCI EAFE Index, cash and cash equivalents.  The Fund may also invest in securities which are convertible into common stock, sponsored ADRs, EDRs, GDRs or similar instruments.  Under normal circumstances, the Fund will invest at least 85% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East. The Fund may invest in stocks of any market capitalization.

Baillie Gifford Funds - Prospectus

3 — Investment Objectives and Policies

Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms. The Manager may enter into forward foreign currency transactions, or acquire other currency instruments, including options, in an attempt to minimize the adverse effects of changes in foreign exchange rates. The Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques.  Any currency gains or losses will be included in the calculation of total return.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation or as a result of admissions to or withdrawals from the Fund. For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

The Fund is managed by a different team of portfolio managers than The EAFE Fund with no overlap in membership, and the resulting portfolio contains different holdings although there may be overlap.  The Fund has the same team of portfolio managers as The EAFE Pure Fund and invests in a manner similar to that of The EAFE Pure Fund, except that the Fund includes among its principal investment strategies the investment in emerging markets.  The resulting portfolio of the Fund contains additional investments in emerging markets securities.

For a description of additional investment techniques that may be utilized by The EAFE Choice Fund and risks associated with all of the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The EAFE Choice Fund.

Risks

The most significant risks of an investment in The EAFE Choice Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Currency and Hedging Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The EAFE Choice Fund.

3.4 - The EAFE Pure Fund

Investment Objective

The objective of the Fund is capital appreciation. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

Investment Policies

The Fund will seek to meet its objective through investments in an international portfolio of equity securities of issuers located in countries of developed markets.  The Fund will engage in the active management of its portfolio, in a non-indexed style, through making investments in selected businesses which, on the basis of fundamental research, the portfolio managers believe show that they may grow and enjoy sustainable competitive advantages in their markets.  The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.  The Fund’s portfolio is constructed by a team of portfolio managers that includes a number of individuals with varied investment backgrounds who participate in the investment decision-making process across the portfolio.

Baillie Gifford Funds - Prospectus

3 — Investment Objectives and Policies

The Fund will invest in a diversified portfolio consisting principally of exchange-traded securities issued by companies whose principal activities are in developed-market countries contained in the MSCI EAFE Index, cash and cash equivalents.  The Fund may also invest in securities which are convertible into common stock, sponsored ADRs, EDRs, GDRs or similar instruments.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East. The Fund may invest in stocks of any market capitalization.

Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms. The Manager may enter into forward foreign currency transactions, or acquire other currency instruments, including options, in an attempt to minimize the adverse effects of changes in foreign exchange rates. The Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques.  Any currency gains or losses will be included in the calculation of total return.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation or as a result of admissions to or withdrawals from the Fund. For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

The Fund is managed by a different team of portfolio managers than The EAFE Fund with no overlap in membership, and the resulting portfolio contains different holdings although there may be overlap.  The Fund has the same team of portfolio managers as The EAFE Choice Fund and invests in a manner similar to that of The EAFE Choice Fund, except that the Fund does not include among its principal investment strategies the investment in emerging markets.

For a description of additional investment techniques that may be utilized by The EAFE Pure Fund and risks associated with all of the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The EAFE Pure Fund.

Risks

The most significant risks of an investment in The EAFE Pure Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Currency and Hedging Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The EAFE Pure Fund.

3.5 - The Emerging Markets Fund

Investment Objective

The objective of the Fund is capital appreciation. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

Investment Policies

The Fund will seek to meet its objective through investment in an international portfolio of equity securities of issuers located in countries of emerging markets.  The Fund will engage in the active

Baillie Gifford Funds - Prospectus

3 — Investment Objectives and Policies

management of its portfolio, in a non-indexed style, through making investments in selected businesses which, on the basis of fundamental research, the portfolio managers believe show that they may grow and enjoy sustainable competitive advantages in their markets.  The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.

The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies whose principal activities are in countries contained in the MSCI EM Index, cash and cash equivalents. The MSCI EM Index includes large-, mid-, and small-cap issuers from a variety of countries with markets that may be less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund may also invest in securities which are convertible into common stock, sponsored ADRs, EDRs, GDRs or other similar instruments. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies located in countries contained in the MSCI EM Index. The Fund may invest in stocks of any market capitalization.

Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms.  The Manager may enter into forward foreign currency transactions, or acquire other currency instruments, including options, in an attempt to minimize the adverse effects of such changes in foreign exchange rates.  The Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques.  Any currency gains or losses will be included in the calculation of total return.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment switching, or as a result of admissions to or withdrawals from the Fund, or conditions of extreme market volatility.  For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

For a description of additional investment techniques that may be utilized by The Emerging Markets Fund and risks associated with all of the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Emerging Markets Fund.

Risks

The most significant risks of an investment in The Emerging Markets Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Currency and Hedging Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Emerging Markets Fund.

3.6 - The Emerging Markets Bond Fund

Investment Objective

The objective of the Fund is to seek total return. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the J.P. Morgan GBI-EM Global Diversified Index (unhedged) (the “GBI-EM Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

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3 — Investment Objectives and Policies

Investment Policies

The Fund will seek to meet its objective through investments in an international portfolio of bonds and other debt instruments issued predominantly by emerging markets borrowers and/or denominated in emerging market currencies.  The Fund will engage in the active management of its portfolio by investing primarily in bonds and other debt instruments issued by sovereign, supranational, public sector and/or corporate issuers located in emerging markets and/or denominated in emerging market currencies.  The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.

The Fund will invest in a diversified portfolio of bonds issued by borrowers whose principal activities are in emerging market countries, bonds denominated in emerging market currencies, cash and cash equivalents.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt instruments that have economic characteristics similar to bonds that are issued by borrowers located in emerging market countries or that are denominated in the currencies of emerging market countries.  For the purposes of this policy, the Fund currently considers “emerging market countries” to include countries contained in the GBI-EM Index, as well as India, China, the Czech Republic, and Venezuela, though the list of “emerging market countries” may change as fixed-income markets and investment characteristics develop over time. The Fund may invest in bonds of any credit quality, maturity or duration.

Derivatives may be used from time to time in keeping with the Fund’s objective, typically with the intention of altering the Fund’s currency or market exposure and either enhancing or protecting the return on the Fund. The derivatives the Fund may invest in include interest rate swaps, currency and cross currency swaps, inflation swaps, bond futures, interest rate futures, and deliverable and non-deliverable currency forwards.

The Fund will typically aim to remain fully invested in bonds and other instruments described above, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund, or conditions of extreme market volatility.  For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

For a description of additional investment techniques that may be utilized by The Emerging Markets Bond Fund and risks associated with all of the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Emerging Markets Bond Fund.

Risks

The most significant risks of an investment in The Emerging Markets Bond Fund are Credit Risk, Management and Operational Risk, Market Risk, Interest Rate Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Counterparty and Third Party Risk, Derivatives Risk, Over-the-Counter Risk, Currency and Hedging Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Emerging Markets Bond Fund.

3.7 - The Global Alpha Equity Fund

Investment Objective

The objective of the Fund is capital appreciation. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the Morgan Stanley Capital International ACWI Index (the “MSCI ACWI Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

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Investment Policies

The Fund will seek to meet its objective through investments in an international portfolio of equity securities of issuers located in countries of developed and emerging markets.  The Fund will engage in the active management of its portfolio, in a non-indexed style, through making investments in selected businesses which, on the basis of fundamental research, the portfolio managers believe show that they may grow and enjoy sustainable competitive advantages in their markets.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts. The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.  The Fund’s portfolio is constructed by the portfolio managers.

The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies whose principal activities are in countries contained in the MSCI ACWI Index, cash and cash equivalents.  The Fund may also invest in securities that are convertible into common stock, sponsored ADRs, EDRs, GDRs or other similar instruments.  The Fund will invest primarily in common stocks and other equity securities of companies whose principal activities are in the U.S., Canada, Europe, Australasia, Africa, the Middle East and/or the Far East. The Fund will invest in securities of issuers located in at least three different countries. The Fund may invest in stocks of any market capitalization.

Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms.  The Manager may enter into forward foreign currency transactions, or acquire other currency instruments, including options, in an attempt to minimize the adverse effects of changes in foreign exchange rates.  The Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques.  Any currency gains or losses will be included in the calculation of total return.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund. For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

For a description of additional investment techniques that may be utilized by The Global Alpha Equity Fund and the risks associated with all the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Global Alpha Equity Fund.

Risks

The most significant risks of an investment in The Global Alpha Equity Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Currency and Hedging Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Global Alpha Equity Fund.

3.8 - The Long Term Global Growth Equity Fund

Investment Objective

The objective of the Fund is long-term capital appreciation.  The Fund will attempt to achieve its objective without reference to benchmark constraints.  There can be no assurance, however, that the Fund will achieve its investment objective.

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Investment Policies

The Fund will seek to meet its objective through investment in a portfolio of global equity securities without reference to benchmark constraints.  The Fund will engage in the active management of its portfolio, in a non-indexed style, by making investments in selected businesses which, on the basis of fundamental research, the portfolio managers believe show that they may grow and enjoy sustainable competitive advantages in their markets.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.  The Fund may also invest in securities that are convertible into common stock, sponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar instruments. The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.

The portfolio managers will select investments without regard to the geographic, industry, sector, or individual company weightings on any index.  While the portfolio managers are not constrained by geographic limitations, the Fund will ordinarily invest in securities of issuers located in at least six different countries and will invest primarily in companies located in non-U.S. countries. In constructing the Fund’s portfolio, the portfolio managers generally select between 30 and 60 issuers in which they have high conviction.  As a result, the Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a single issuer or a small number of issuers.  Although the Fund seeks to invest across a broad spectrum of sectors and industries, the portfolio managers’ unconstrained approach to selecting investments may result in significant exposure to a small number of industries or sectors.  The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified. The Fund may invest in stocks of any market capitalization.

Currency hedging is permitted, at the discretion of the Manager, to attempt to preserve the Fund’s investments in U.S. dollar terms.  The Manager may enter into forward foreign currency transactions, or acquire other currency instruments, including options, in an attempt to minimize the adverse effects of changes in foreign exchange rates.  The Fund may, but is not obligated to, attempt to hedge up to 75% of its foreign currency exposure using such techniques.  Any currency gains or losses will be included in the calculation of total return.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund. For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments.  Holding cash or short-term securities may cause the Fund to not meet its investment objective.

For a description of additional investment techniques that may be utilized by The Long Term Global Growth Equity Fund and the risks associated with all the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Long Term Global Growth Equity Fund.

Risks

The most significant risks of an investment in The Long Term Global Growth Equity Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Foreign Investment Risk, Emerging Markets Risk, Correlation Risk, Currency and Hedging Risk, Liquidity Risk, Market Disruption and Geopolitical Risk, and Non-Diversification Risk.  For more information about these and other risks of

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an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The Long Term Global Growth Equity Fund.

3.9 - The North American Equity Fund

Investment Objective

The objective of the Fund is capital appreciation. The Fund will attempt to achieve its investment objective by striving to exceed the U.S. dollar return of the Standard & Poor’s 500 Index (the “S&P 500 Index”).  There can be no assurance, however, that the Fund will achieve its investment objective.

Investment Policies

The Fund will seek to meet its objective through investments in a portfolio of equity securities of issuers located in North America.  The Fund will engage in the active management of its portfolio, in a non-indexed style, through making investments in selected businesses which, on the basis of fundamental research, the portfolio manager believes show that they may grow and enjoy sustainable competitive advantages in their markets.  Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S. and Canada.  Equity securities may include common stocks, convertible securities, preferred stocks and depositary receipts.  The Manager will invest the Fund’s portfolio without regard to the tax status of investors in the Fund.

The Fund will invest in a diversified portfolio of exchange-traded securities issued by companies whose principal activities are in the U.S. and Canada, cash and cash equivalents. The Fund will invest primarily in common stocks and other equity securities of companies whose principal activities are in the U.S. and Canada. The Fund may invest in stocks of any market capitalization.

The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund. For liquidity purposes, the Fund may hold cash in U.S. dollars and foreign currencies, or invest in short-term securities, including repurchase agreements and domestic and foreign money market instruments. Holding cash or short-term securities may cause the Fund to not meet its investment objective.

For a description of additional investment techniques that may be utilized by The North American Equity Fund and the risks associated with all the Fund’s investments, see “Other Important Information About the Funds” below and the sections of the SAI pertaining to The North American Equity Fund.

Risks

The most significant risks of an investment in The North American Equity Fund are Management and Operational Risk, Market Risk, Equity Securities Risk, Correlation Risk, Liquidity Risk, and Market Disruption and Geopolitical Risk.  For more information about these and other risks of an investment in the Fund, see “Primary Investment Risks” and “Other Important Information About the Funds” below and the sections of the SAI pertaining to The North American Equity Fund.

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4 — Primary Investment Risks

An investment in any Fund, except The Emerging Markets Bond Fund, involves risks similar to those of investing in common stock or other equity securities directly.  Investment in a Fund’s shares is more volatile and risky than some other forms of investment.  Just as with such securities, the value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund’s portfolio.  These types of risks may be greater with respect to investments in securities of foreign issuers and may be heightened in the case of emerging market securities.  In addition, a Fund’s investments will often be denominated in foreign currencies, whose values continually change in relation to the dollar.  These varying relationships will also affect the value of a Fund’s shares.  Factors that may affect a particular Fund’s portfolio as a whole, called “primary risks,” are discussed briefly in each Fund’s summary and in additional detail below.  This section describes the primary risks and some related risks but does not describe every potential risk of investing in the Funds.  Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.  In addition to the information set forth below, you should read the discussion of risks set forth in the SAI.

4.1 - Correlation Risk

The Funds whose investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another, are subject to greater overall risk than Funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, foreign country or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making foreign investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Foreign Investment Risk” below.

4.2 - Counterparty and Third Party Risk

The Emerging Markets Bond Fund is subject to the risk that, when it enters into transactions involving a counterparty to a derivative or other instrument or transaction, or a third party responsible for servicing the instrument or transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.  This is the risk that the issuer, guarantor, counterparty or third party to a particular instrument, investment or transaction becomes unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations.  If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.  The Emerging Markets Bond Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions.  To the extent that the Manager’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified.  Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount).  Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

If a counterparty defaults, the Fund may have contractual remedies, but the Fund may be unable to enforce them. The obligations of counterparties are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If a counterparty defaults, the Fund may have to participate in legal proceedings involving the counterparty. This could increase the Fund’s operating expenses and decrease its net asset value. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. Counterparty risk is still present even if a

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counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities transactions through a single broker or dealer. If the broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell at favourable times or prices, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” below, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, The Emerging Markets Bond Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodities Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

4.3 - Credit Risk

The Emerging Markets Bond Fund could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations. This lack of ability, or perceived lack of ability, of the issuer, guarantor or obligor to make timely payments of interest and/or principal, or the downgrading of such entity’s credit rating, will negatively affect the value of the security or instrument. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period

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when the Fund owns securities of that issuer, or that the issuer will default on its obligations. Credit risk is generally greater for investments issued at less than their face values and which are required to make interest payments only at maturity rather than at intervals during the life of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

The obligations of issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If an issuer defaults, the Fund may have to participate in legal proceedings involving the issuer. This could increase The Emerging Markets Bond Fund’s operating expenses and decrease its net asset value.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for instruments rated below investment grade (also known as “high yield” or “junk” bonds).  For purposes of this Prospectus, the term “below investment grade” refers to any rating below Baa3/P-2 by Moody’s Investors Service, Inc. or below BBB-/A-2 by Standard & Poor’s Ratings Services.  The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, is below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, The Emerging Markets Bond Fund may be unable to pursue legal action against the sovereign issuer.

4.4 - Currency and Hedging Risk

The Funds may invest without limitation in securities quoted or denominated in currencies other than the U.S. dollar and may hold such currencies.  As a result, fluctuations in currency exchange rates and currency devaluations, if any, will affect the U.S. dollar value of the Funds’ portfolio securities as well as the net asset value of the Funds’ shares.  Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar.  Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged.  Currency exchange rates can fluctuate significantly for many reasons,

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including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

The Funds may use various investment products to reduce certain risks to the Funds of exposure to local currency movements.  The Emerging Markets Bond Fund may also use these same products affirmatively, for the purposes of enhancing the return on the Fund.  These products include currency forward contracts and options thereon, and options and “spot” transactions directly in foreign currencies.  The Funds’ ability to use these products may be limited by market conditions, product availability, regulatory limits and tax considerations and there can be no assurance that any of these products would succeed in reducing the risk to a Fund of exposure to local currency movements.  Movements in the prices or values of these investment products may not correlate precisely with changes in the value of the related currency.  New financial products and risk management techniques continue to be developed and the Funds may use these new investments and techniques to the extent consistent with their investment objective and policies as well as consistent with the risk disclosure in the Funds’ prospectus.  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency, or if the currency hedging is otherwise ineffective.  Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise.  Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.  The Fund may invest in securities quoted or denominated in currencies other than the U.S. dollar in order to maintain a hedging position against one or more indexes or sectors in such indexes.

Risk Factors in Options on Foreign Currencies.

The Funds may purchase options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter.  Purchasing an option on a foreign currency may constitute only a partial hedge, up to the amount of the premium paid, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to expected movements, it may forfeit the entire amount of the premium plus related transaction costs.  There is no specific percentage limitation on the Funds’ investments in options on foreign currencies.

Risk Factors in Forward Foreign Currency Transactions.

The Funds’ investments in forward foreign currency transactions involves risk.  Some of that risk may be caused by an imperfect correlation between movements in the price of the forward contract and the price of the related currency.  The risk of imperfect correlation generally tends to diminish as the maturity date of the forward contract approaches.

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Also, a Fund may purchase currency forward contracts (or options on such contracts or options on currencies) to hedge against a possible price increase in a currency that denominates a potential investment in securities.  If the market for that currency declines, and the Fund does not carry out a purchase of such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the forward contract (or option) that is not offset by a reduction in the price of the securities purchased.

The amount of risk a Fund assumes when it purchases an option on a currency contract is the premium paid for the option plus related transaction costs.  In addition to the Correlation Risk discussed above, the purchase of an option also entails the risk that changes in the value of the underlying contract will not be fully reflected in the value of the option purchased.  A Fund must also place liquid assets in a segregated account in an amount at least equal to the market value of any futures contracts purchased and outstanding and the exercise price of any call options purchased and outstanding.

4.5 - Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). A Fund may invest in a variety of derivative instruments, including interest rate swaps, currency and cross currency swaps, inflation swaps, bond futures, interest rate futures, and deliverable and non-deliverable currency forwards, for a variety of purposes. The values of the derivatives may be highly volatile. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as Currency and Hedging Risk, Liquidity Risk, Interest Rate Risk, Credit Risk, Counterparty and Third Party Risk (as defined below), and Management and Operational Risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not move as expected relative to the value of the underlying assets, reference rates or indices. Many derivatives, in particular derivatives traded in over-the-counter (“OTC”) markets, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

Derivatives may also be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments, and under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

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A Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

If a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions for investment exposure or to reduce exposure to risks when that would be beneficial. A Fund’s use of derivatives also may affect the character and/or timing of income received and increase the amount of or accelerate taxes payable by shareholders of the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” below) and counterparty risk (see “Counterparty and Third Party Risk” above), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

As addressed in more detail in the SAI, a Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of any clearing house and only members of a clearing house (“clearing members”) can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty and Third Party Risk” above) margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no

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clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing member generally provides that the clearing member will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by a Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility.  A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform.  While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund.  For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well.  Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose a Fund to new kinds of risks and costs.

The Emerging Markets Bond Fund is particularly exposed to each of the derivatives risks described above.

4.6 - Emerging Markets Risk

The risks of investing in foreign securities are often heightened in the case of investments in (or investments related to) emerging markets or countries with limited or developing capital markets.  Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may have relatively unstable governments, present increased risk of nationalization, expropriation, or other confiscation of assets, controls on U.S. investment, capital controls, and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars, and may have less protection for property rights than more developed countries.  Additionally, compared to investing in other foreign securities, the increased risks of investing in such emerging market securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private

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4 — Primary Investment Risks

issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

As described above under “Investment Objectives and Policies,” The EAFE Fund, The EAFE Choice Fund, The International Equity Fund, and The Global Alpha Equity Fund may invest in the securities of issuers in emerging markets, and The Emerging Markets Fund and Emerging Markets Bond Fund will generally invest almost exclusively in such markets.  The Emerging Markets Fund and The Emerging Markets Bond Fund may focus their investments in particular regions, such as in the emerging markets of Asia, Latin America, Eastern Europe and South Africa.  Any Fund investing in emerging markets will be subject to all of the general risks described above as well as special risks (some of which are described in the SAI) that may affect the region where such Fund invests.

4.7 - Equity Securities Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants.  Equity securities may experience significant price volatility, and the market prices of equity securities can decline in a rapid or unpredictable manner. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions or actions taken by its management or employees, which could include fraud or a criminal act, or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  The market prices of equity securities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equity securities trading at lower multiples. To the extent a Fund invests in equity-related instruments, it will also be subject to these risks.

The Funds may invest in the equity securities of issuers with smaller to medium-sized market capitalizations (e.g., market capitalizations of less than $5 billion). Such investments may involve greater risk than the equity securities of larger, more established companies. These smaller companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The equity securities of such companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

4.8 - Foreign Investment Risk

Investing in foreign securities (i.e., those which are not primarily traded on a United States securities exchange) involves additional and more varied risks than those typically resulting from investing in U.S.

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markets.  Similar risks may apply to securities traded on a United States securities exchange that are issued by companies with significant exposure to foreign countries.  The securities markets of many foreign countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities.  In addition, issuers of foreign securities often are not subject to the same degree of regulation as U.S. issuers.  Issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, custody, auditing and disclosure requirements than domestic issuers.  In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. See “Taxes” below, and the SAI for further details.

Also, investing in foreign securities exposes a Fund to the risk of adverse change in foreign economic, political, diplomatic, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or confiscatory taxation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

In some foreign markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s foreign investments (see “Currency and Hedging Risk” above).

U.S. investors are required to maintain a license to invest directly in many foreign markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market, the Fund may be required to purchase ADRs, GDRs, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.  Foreign brokerage commissions and other fees are also generally higher than in the United States.

4.9 - Interest Rate Risk

The Emerging Markets Bond Fund is subject to the risk that debt and other securities and instruments may decline in value due to increases in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment.  The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities as well as for debt obligations that do not pay interest. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

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During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

The extent to which debt and other securities and instruments prices change with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

4.10 - Liquidity Risk

The Funds are all subject to the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) could limit or prevent a Fund from selling particular securities or instruments or unwinding derivative positions at desirable prices.  Securities of issuers in emerging markets may be particularly susceptible to this risk.  In addition, securities issued by the U.S. Treasury have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.  An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at an unfavorable time and conditions.

4.11 - Management and Operational Risk

Each Fund is subject to the risk that the Manager will apply techniques and analyses to the Funds’ investment practices that are not as successful as the techniques and analyses used by other investment advisers, and there is no guarantee that the Manager will be able to enhance the returns of the Funds or preserve the Funds’ assets.  The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

The Funds also run the risk that the Manager’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security.

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4.12 - Market Disruption and Geopolitical Risk

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Primary Investment Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

4.13 - Market Risk

The values of the Funds’ investments will fluctuate as the stock or bond and currency markets in which the Funds are invested fluctuate.  Market risk is the risk of unfavorable market-induced changes in the value of securities owned by a Fund.  Due to market risk, the total return of a Fund may fluctuate within a wide range, so you could lose money over short or even long periods.  The values of the Funds’ investments may decline due to factors that affect a particular industry or industries, such as decline in demand, labor or raw material shortages, or increased production costs or supply costs.  In addition, they may decline due to general market conditions that are not specifically related to a particular company or industry (or even country), such as real or perceived adverse economic conditions, changes in the general

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outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

4.14 - Non-Diversification Risk

The Long-Term Global Growth Equity Fund is classified as a “non-diversified” fund, which means that the Fund may own larger positions in a smaller number of securities. A non-diversified fund, such as the Fund, may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified.

4.15 - Over-the-Counter Risk

The Emerging Markets Bond Fund is subject to the risk that securities and derivatives traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk than securities principally traded on securities exchanges. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

There can be no assurance that the Fund will be able to close out an OTC position at an advantageous time or price.  An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative contract is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives may expose The Emerging Markets Bond Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. Because The Emerging Markets Bond Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.  This risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

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5 - Other Important Information about the Funds

5 - Other Important Information about the Funds

5.1 - Location of Issuers

A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries.  In determining whether an issuer is “located in” a particular country for those purposes, the Manager will consider a number of factors, including: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; and (iii) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The Manager may also consider other factors in making this determination.  No single factor will necessarily be determinative nor must all be present for the Manager to determine that an issuer is located in a particular country.

5.2 - Industry Classification of Issuers

The Manager may take into account both internal analysis and third party information in determining whether any particular issuer is a part of a particular industry or sector.

5.3 - Depositary Receipts

Each Fund may invest in ADRs, EDRs, GDRs and similar investments if issues of such Depositary Receipts are available that are consistent with a Fund’s investment objective.  Depositary Receipts generally evidence an ownership interest in a corresponding security on deposit with a financial institution.  Transactions in Depositary Receipts usually do not settle in the same currency as the underlying securities are denominated or traded.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.  GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

5.4 - Investment Companies

Each Fund may invest up to 10% of its total assets through investment companies or other collective investment vehicles designed to permit investments in a portfolio of securities listed in a particular developing country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment.  As a shareholder of these kinds of investment vehicles, a Fund may indirectly bear fees which are in addition to the fees the Fund pays its own service providers.  To the extent permitted by law, the Funds may invest in collective investment vehicles that are sponsored by, and advised by, the Manager or an affiliate of the Manager (an “Affiliated Vehicle”).  Any fee payable to the Manager or an affiliate thereof by any Affiliated Vehicle in respect of an investment by a Fund in such Affiliated Vehicle shall be reimbursed to the Fund by the Manager.  Therefore, a Fund will only bear that portion of Affiliated Vehicle expenses payable to persons or entities other than the Manager or its affiliates, and will not be responsible for fees collected by the Manager at both the Fund level and the Affiliated Vehicle level.

5.5 - Temporary Defensive Strategies

For temporary defensive purposes, each Fund may vary from its investment policy during periods in which conditions in certain countries or securities markets or other economic or political conditions warrant.  Each Fund may reduce its position in securities relating to its investment objective and may invest without limit in short-term debt securities (for this purpose, securities with a remaining maturity of one year or less) issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”) and U.S. dollar-denominated money market instruments or foreign currency-denominated short-term debt securities issued or guaranteed by a foreign government or any of its

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5 - Other Important Information about the Funds

political subdivisions, authorities, agencies or instrumentalities, which in each case are rated BB or higher by Standard & Poor’s Corporation (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or, if not so rated, deemed to be of equivalent quality by the Manager.  Each Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in any of the foregoing types of securities as well as in repurchase agreements as described below under the sub-caption “Repurchase Agreements.”  A Fund may not achieve its investment objective while it is investing defensively.

5.6 - Repurchase Agreements

As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers.  Under a repurchase agreement, a Fund acquires securities subject to the seller’s agreement to repurchase at a specified time and price.  If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Also, if a seller defaults, the value of such securities may decline before a Fund is able to dispose of them.

5.7 - Commodity Interests

The Manager, on behalf of each Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder with respect to the Funds. As a result, the Manager, as adviser to the Funds, is not currently subject to registration or regulation as a CPO with respect to the Funds. However, if in the future a Fund no longer meets the de minimis qualifications for this exclusion, the Manager, on behalf of such Fund, would withdraw its notice claiming exclusion from the definition of a CPO, and the Manager, as adviser to such Fund, would be subject to registration and regulation as a CPO with respect to such Fund.

5.8 - Participatory Notes

From time to time, a Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S. based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

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5 - Other Important Information about the Funds

5.9 - Illiquid Securities

Each Fund may invest up to 15% of its assets in “illiquid securities,” that is, securities which the Fund may not readily dispose of within seven days at approximately the value used by the Fund for purposes of calculating its net asset value.  These securities may include those whose disposition is restricted by securities laws, such as Rule 144A or private placement securities.  Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount.

5.10 - Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.  Information regarding the Funds’ portfolio holdings as of each calendar quarter’s end is made publically available at https://USmutualfund.bailliegifford.com approximately 10 days after quarter’s end. The Manager may only disclose a Fund’s Confidential Portfolio Information within a shorter timescale if: (i) the recipient is subject to a confidentiality agreement; (ii) the Trust’s Chief Executive Office, or the CCO, determines that disclosure is in the best interests of the Funds and their shareholders; and (iii) disclosure is limited to information which the Manager believes is reasonably necessary to serve the purposes for which disclosure has been approved.

5.11 - Active and Frequent Trading

The Funds generally will not engage in active and frequent trading of portfolio securities as part of their ordinary-course efforts to achieve their principal investment strategies.

For additional information about certain Fund investments and non-principal investment strategies and policies, see the SAI.

Baillie Gifford Funds - Prospectus

6 — Shares

6 — Shares

6.1 - Purchase of Shares

You may make an initial purchase of shares of any Fund by submitting a completed subscription agreement and payment to the Trust or Distributor in accordance with the instructions set forth in the subscription agreement.  Individual participants in a participant-directed retirement plan (such as a 401(k) plan) must submit their investment elections through the relevant plan documentation.

Shares of each Fund are offered on a continuous basis, unless otherwise indicated in this Prospectus or the SAI, and purchases are permitted on any day on which the New York Stock Exchange is open for unrestricted trading.  In order for a purchase order to be effective as of a particular day, the Fund must have accepted the order and have received immediately available funds by 4:00 p.m. (Eastern Time) on such day.  The Fund will not accept any request to cancel a purchase order once it has received immediately available funds, even if such request is received prior to 4:00 p.m. (Eastern Time).

The minimum initial investment in each Fund must be worth at least $1 million.  In the case of Participant Directed Plans, the shareholder for the purposes of the minimum initial investment is the Participant Directed Plan.   The Trust reserves the right to waive this minimum in its sole discretion, and to reject any purchase order for any reason.

Shares of each Fund may be purchased by (i) giving cash, (ii) exchanging securities on deposit with a custodian acceptable to the Manager or Distributor or (iii) a combination of such securities and cash.  In all cases, the Manager and Distributor reserve the right to reject any particular investment.  In particular, and without limiting the generality of the foregoing, the Manager or Distributor may reject an investment if, in the opinion of the Manager or Distributor, the size of the investment and/or the transaction costs associated with the investment are such that there would be a material discrepancy between the purchase fees and the Fund’s transaction expenses. The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to a Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or that would otherwise impair the investors’ ability to transfer them to the Fund or the Fund’s ability to dispose of them subsequently; and (3) the securities may be acquired under the Fund’s investment policies and restrictions.  No investor owning 5% or more of a Fund’s shares may purchase additional fund shares by exchange of securities other than at the sole discretion of the Trust in accordance with the applicable legal and regulatory restrictions on affiliated transactions.

Securities accepted in exchange for Fund shares will be valued in the same manner as the Fund’s assets as described below as of the time of the Fund’s next determination of net asset value after such acceptance, subject to any charges or expenses which may be properly incurred as a consequence of such transaction.  All dividends and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor from the issuer.  A gain or loss generally would be realized for U.S. federal income tax purposes upon the exchange by an investor that is subject to U.S. federal income taxation, depending upon the investor’s basis in the securities tendered and the extent to which the investor owns shares of the Fund following the exchange; investors who wish to purchase shares by exchanging securities should consult their tax advisors for the specific U.S. federal income tax consequences to them in light of their particular situation.  A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling the Trust (Attention:  Julie Paul) at 011-44-131-275-2000 before 12:00 noon (Eastern Time) on business days.

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The purchase price of shares of a Fund is (i) the net asset value next determined after a purchase order is received plus (ii) a purchase fee imposed on purchases equal to a percentage of the amount invested provided, however, that the Manager may waive or reduce such fee on behalf of the Trust, taking into account any reduced brokerage or transaction costs incurred in connection with the purchase.  To the extent that shares are purchased for cash at a time when other shares of the same Fund are being redeemed for cash, the Manager will treat the purchase (up to the amount being concurrently redeemed) as involving reduced brokerage and transaction costs and will charge any purchase fees only with respect to the excess, if any, of the amount of the purchase over the amount of the concurrent redemption.  The purchase fees imposed on purchases in-kind will be reduced to the actual level of any market-imposed taxes or charges, but will not be increased above the applicable percentage charge in the table below.  If there is more than one purchase at the time of a concurrent redemption, each of the purchasers will share, pro rata, in the reduction in the purchase fee caused by the concurrent redemption.  There is no purchase fee imposed on purchases effected through the reinvestment of dividends.  All purchase fees are paid to and retained by the relevant Fund and are intended to cover brokerage and other expenses of the Fund arising in connection with the inflow of new cash into the Fund.  The purchase fees are not paid to the Manager.  Absent any waiver or reduction, the following purchase fees are currently:

Fund	Purchase Fees (expressed as a percentage of amount purchased)
The International Equity Fund	0.30%
The EAFE Fund	0.30%
The EAFE Choice Fund	0.30%
The EAFE Pure Fund	0.30%
The Emerging Markets Fund	0.35%
The Emerging Markets Bond Fund	0.25%
The Global Alpha Equity Fund	0.20%
The Long Term Global Growth Equity Fund	0.20%
The North American Equity Fund	0.15%

These purchase fees are subject to change upon action by the Board of Trustees of the Trust.  The schedule of purchase fees for the Trust is based on estimates of the transaction costs that each Fund will incur upon an investment, and actual transaction costs may be higher or lower.  The Manager periodically reviews the estimates of the transaction costs and may, as a result of this review, recommend that the Board of Trustees make changes to the schedule of purchase fees.

Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares of beneficial interest and mails a statement of the account confirming the transaction.  After an account has been established, you may send subsequent investments at any time. Purchases of shares in any Fund are limited to persons who have completed and signed a subscription agreement.  Each Fund reserves the right to reject any purchase order for any reason which the Fund in its sole discretion deems appropriate.  Purchasers must be acquiring shares for their own account and for investment purposes only, or must otherwise be doing so in a manner acceptable to the Trust.  Each Fund reserves the right to suspend or change the terms of the offering of its shares.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record identification information relating to persons that open a new account with a Fund.  As a result, a Fund may be required to obtain the following information for persons opening a new account:  (i) name; (ii) date of birth (for individuals); (iii) residential or business street address; (iv) social security number, taxpayer identification number, or other identifying number; (v) completed Forms W-8 or W-9.  Additional information may be required to open

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accounts for corporations and other entities.  After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified.  Each Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.  Each Fund or its service providers may release confidential information about you to proper authorities if the Fund or its service providers, in their sole discretion, determine that it is in the best interests of the Fund in light of applicable laws or regulations concerning money laundering and similar activities.

Each Fund reserves the right to redeem or require the transfer of any individual’s shares if the holding of the shares by such person is unlawful or, in the opinion of the Trustees or the Fund’s service providers, the holding might result in the Fund or the shareholders as a whole incurring any liability to taxation or suffering pecuniary or material administrative disadvantage which the Fund or the shareholders as a whole might not otherwise suffer or incur.

If a shareholder’s Total Investment falls below $1 million, a Fund may redeem the whole of that shareholder’s holding. In the case of shares held of record by retirement plans which are Participant Directed Plans, the shareholder for the purposes of the Total Investment is the Participant Directed Plan.  Before doing so, the Trust shall notify the shareholder in writing and allow the shareholder 30 days to purchase additional shares to meet the minimum requirement.

The Manager is not offering Fund shares to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area member state (“EEA Member State”) where the European Union’s Alternative Investment Fund Managers Directive (“AIFMD”) is in force and effect.  Furthermore, in light of the structure of the Funds and the manner in which they are managed, they do not fall within the scope of the AIFMD, and shareholders of the Funds are not subject to the protections of AIFMD or any implementing legislation relating to AIFMD.  The Manager may in its discretion accept any such investor into a Fund, but only if it satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Funds.

6.2 - Share Classes

Each Fund has five Classes of shares: Class 1, Class 2, Class 3, Class 4, and Class 5.

Effective January 1, 2015, the share class structure of The Emerging Markets Fund was changed as follows: shares previously designated as Class I were converted into Class 1 shares; shares previously designated as Class II shares were converted into Class 2 shares; and shares previously designated as Class III shares were converted into Class 5 shares. The Fund also added Class 3 and Class 4 shares. The performance information provided above for Class 3 and Class 4 of The Emerging Markets Fund is based on the performance for Class 5 and has not been adjusted for differences in shareholder service fees, since the predecessor class to Class 5 paid shareholder service fees equal to or greater than those applicable to Class 3 and Class 4. Also effective January 1, 2015, The North American Equity Fund launched Class 5 shares. As a result of these changes all Funds offer the same Class 1, Class 2, Class 3, Class 4, and Class 5 shares.

Shareholder Service Fees

The principal economic difference among the various Classes of shares of each Fund is the level of Shareholder Service Fees which the Classes bear for client and shareholder services, reporting and other support.  The existence of multiple Classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account.  Thus, the Shareholder Service Fees are lower for Classes where eligibility criteria require greater total assets under the Manager’s management. As described in the Funds’ shareholder servicing agreement with the Manager (the “Shareholder Servicing Agreement”), the Shareholder Service Fees reflect various costs incurred by the Manager, including shareholder reporting, shareholder service meetings, ad-hoc servicing

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requirements, shareholder access to portfolio managers and ancillary costs.  The amount and complexity of these services (and costs) will vary between shareholders.  Also note that some of these costs are variable (increasing as the assets increase) but some are fixed.  As a result, the Shareholder Service Fees decline, in basis points terms, as the assets increase but, in general, rise, in dollar terms, as the assets increase.

The Funds’ Classes will pay the following Shareholder Service Fees, expressed as an annual percentage of the average daily net assets attributable to that Class of shares:

Fund	Class 1	Class 2	Class 3	Class 4	Class 5
The International Equity Fund	0.25%	0.17%	0.10%	0.07%	0.02%
The EAFE Fund	0.25%	0.17%	0.10%	0.07%	0.02%
The EAFE Choice Fund	0.25%	0.17%	0.10%	0.07%	0.02%
The EAFE Pure Fund	0.25%	0.17%	0.10%	0.07%	0.02%
The Emerging Markets Fund	0.25%	0.17%	0.10%	0.07%	0.02%
The Emerging Markets Bond Fund	0.25%	0.20%	0.15%	0.10%	0.05%
The Global Alpha Equity Fund	0.25%	0.17%	0.10%	0.07%	0.02%
The Long Term Global Growth Equity Fund	0.25%	0.17%	0.10%	0.07%	0.02%
The North American Equity Fund	0.25%	0.17%	0.10%	0.07%	0.02%

The Trust has adopted a Shareholder Service Plan pursuant to Rule 12b-1 of the 1940 Act with respect to the Funds’ multiple Classes of shares (the “Shareholder Service Plan”).  However, no distribution payments under Rule 12b-1 have been authorized by the Board of Trustees as of the date of this Prospectus, and no distribution fees under Rule 12b-1 are currently payable under the Shareholder Service Plan.  If the Board of Trustees authorizes distribution payments pursuant to Rule 12b-1 in the future for any Class of shares, the Manager or another service provider might collect distribution fees under Rule 12b-1, but only after appropriate authorization by the Board of Trustees and after this Prospectus has been updated to reflect such additional fees.  Should distribution payments under Rule 12b-1 be collected, these fees would be paid out of the applicable Fund’s assets on an on-going basis, and over time these fees could increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility for Classes

With certain exceptions described below, eligibility for a Class of shares depends on a shareholder’s “Total Investment” with the Manager.

A Fund shareholder’s Total Investment will be determined by the Manager as of March 31 of each year and, for purposes of exchanging into less expensive Classes because of additional investments, at the end of each calendar quarter (each a “Determination Date”).  As provided below, a shareholder’s Total Investment as of any Determination Date will equal the market value of assets managed by the Manager and its affiliates for the shareholder (whether in the Funds, another pooled vehicle or otherwise) as of such Determination Date.

The minimum Total Investment for a new shareholder to be eligible for a Class of shares of each Fund are set forth in the following table:

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Class of Shares	Minimum Total Investment
Class 1	$1 Million
Class 2	$25 Million
Class 3	$100 Million
Class 4	$200 Million
Class 5	$500 Million

Notwithstanding the foregoing and the minimum Total Investment for Class 2 shares and Class 3 shares described in the table above, any client who held Class II shares of The Emerging Markets Fund as of January 1, 2015 will be entitled to hold Class 2 shares of The Emerging Markets Fund so long as such client maintains a minimum Total Investment with the Manager of $15 million, and any client who held Class III shares of The Emerging Markets Fund as of January 1, 2015 will be entitled to hold Class 5 shares of The Emerging Markets Fund so long as such client maintains a minimum Total Investment with the Manager of $50 million. If, on any Determination Date, the value of any such client’s Total Investment with the Manager is below $15 million or $50 million, as applicable, such client’s shares will be automatically converted to the Class of shares which is then being offered with the lowest Shareholder Service Fee for which the client is eligible as described in the preceding paragraph.

In the case of shares held of record by retirement plans which are Participant Directed Plans, the shareholder for the purposes of the Minimum Total Investment for each Class of shares is the Participant Directed Plan.

The Manager will make all determinations as to aggregation of shareholder accounts for purposes of determining eligibility.

Conversions between Classes

On each Determination Date, the value of each shareholder’s Total Investment with the Manager, as defined above, will be determined.  Based on that determination, each shareholder’s shares of each Fund will be automatically converted to the Class of shares of such Fund which is then being offered with the lowest Shareholder Service Fee for which the shareholder is eligible based on the amount of its Total Investment on the Determination Date.  The conversion will occur within 15 business days following the Determination Date.  Also, if a shareholder makes an investment in a Fund or puts additional assets under the Manager’s management so as to cause the shareholder to be eligible for a new Class of shares, such determination will be made as of the close of business on the last day of the calendar quarter in which the investment was made, and the conversion will be effected within 15 business days of that quarter-end.

The conversion of a shareholder’s investment from one Class of shares to another Class of shares in the same Fund generally should not result in the recognition of gain or loss in the converted Fund’s shares.  In addition, the shareholder’s tax basis in the new Class of shares immediately after the conversion generally should equal the shareholder’s basis in the converted shares immediately before conversion, and the holding period of the new Class of shares should generally include the holding period of the converted shares.  Investors should be aware that all the Classes of the Funds may not be available in all jurisdictions.

6.3 - Redemption of Shares

You can redeem your shares by sending a written request by mail, email or by facsimile to the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN; Attention:  Julie Paul; Email BGNAVtrading@bailliegifford.com; Fax # 011-44-131-275-3972). The request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed.  All owners of the shares must sign the request in the exact names in which the shares are registered and should indicate any

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special capacity in which they are signing (such as officers, trustees or custodian or on behalf of a partnership, corporation or other entity).

Shares of a Fund may be redeemed on any day on which the New York Stock Exchange is open for unrestricted trading.

The redemption price is (i) the net asset value per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form, less (ii), in the case of cash redemptions, a redemption fee equal to the percentage of the amount redeemed indicated below; provided, however, that the Manager may waive or reduce such fee on behalf of the Trust, taking into account any reduced brokerage or transaction costs incurred in connection with the redemption.  To the extent that shares are redeemed for cash at a time when other shares of the same Fund are being purchased for cash, the Manager will treat the redemption (up to the amount being concurrently purchased) as involving reduced brokerage and transaction costs and will charge a redemption fee only with respect to the excess, if any, of the amount of the redemption over the amount of the concurrent purchase.  If there is more than one redemption at the time of a concurrent purchase, each of the redeeming shareholders will share, pro rata, in the reduction in redemption fee caused by the concurrent purchase.  Redemption fees will be paid to and retained by the relevant Fund and are intended to cover brokerage and other expenses of the Fund in connection with cash redemptions, however, these redemption fees are not intended, nor can they assure, to offset diseconomies of scale that would result from the redemption of shares by a significant number of shareholders or by one or more large shareholders. The redemption fees are not paid to the Manager.  In the absence of any waiver or reduction, the following redemption fees currently apply to cash redemptions:

Fund	Redemption Fee (expressed as a percentage of amount redeemed)
The International Equity Fund	0.20%
The EAFE Fund	0.20%
The EAFE Choice Fund	0.20%
The EAFE Pure Fund	0.20%
The Emerging Markets Fund	0.35%
The Emerging Markets Bond Fund	0.25%
The Global Alpha Equity Fund	0.15%
The Long Term Global Growth Equity Fund	0.15%
The North American Equity Fund	0.15%

These redemption fees are subject to change upon action by the Board of Trustees of the Trust.  Shareholders will receive notice of any action by the Board of Trustees to change the redemption fees imposed by the Funds.  The redemption fee schedule for the Trust is based on estimates of the transaction costs that each Fund will incur upon redemption, and actual transaction costs may be higher or lower.  The Manager periodically reviews the estimates of the transaction costs and may, as a result of this review, recommend that the Board of Trustees make changes to the redemption fee schedule.

Shares of any Class of any Fund may be redeemed by the payment of the redemption price in whole or in part by an in kind distribution of securities held by the Fund in lieu of cash if the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash.  Notwithstanding the foregoing Class 4 or Class 5 shareholders may request an in-kind redemption, and such request shall be granted by the Fund to the extent permitted by applicable law and deemed by the Manager to be consistent with the interests of shareholders.  The in-kind redemption shall be effected in accordance with the Fund’s in-kind redemption

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procedures.  Portfolio securities distributed in connection with the in-kind redemption request will be valued in accordance with the Funds’ procedures for valuation described under “Determination of Net Asset Value.”  Securities and other assets distributed in kind by a Fund will be selected by the Manager in light of the Fund’s investment objective and generally will not represent a pro-rata distribution of each holding in the Fund’s portfolio.  Investors may incur market-imposed taxes or charges in connection with assuming title to such securities from the Funds, and may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

Payment on redemption will be made as promptly as possible and normally within seven days after the request for redemption is received by the Trust in good order.  If an investor purchased shares by check and the check was deposited less than fifteen days prior to the redemption request, a Fund may withhold redemption proceeds until that check has cleared.  A redemption request is in good order if it includes the exact name in which shares are registered and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration.  Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.  Cash payments will be made by transfer of Federal funds for payment into the investor’s account.

When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds may be transferred upon redemption.  Designation of additional accounts and any change in the accounts originally designated must be made in writing with the signature guaranteed by any of the following entities:  U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies.

The Trust may suspend the right of redemption and may postpone payment for any Fund for more than seven days during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

Short-term trading by a Fund shareholder may present risks to other shareholders of the Fund, including increased transaction costs, interference with the efficient management of the Fund and dilution of investment returns.  The Trust discourages short-term trading in Fund shares and has adopted policies and procedures to deter such trading.  These policies include the following:

•                                Authority to Refuse Transactions — The Trust, as well as the Distributor, reserves the right to reject any purchase order for any reason.

•                                Purchase and Redemption Requests — Purchase and redemption requests by record shareholders must be made by written request by mail, email, or facsimile to the Manager and/or the Distributor.  (Any exceptions to this written redemption request requirement may be made by the Manager.  The Manager and the Distributor expects that exceptions will be rare and only for extraordinary circumstances.)

•                                Review of Shareholder Activity — The Manager and the Distributor report to the Board of Trustees regularly on purchases and redemptions of Fund shares.

In addition, as described above in this section and under “Purchase of Shares,” the Funds may impose purchase fees and redemption fees on cash purchases and redemptions.

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6.4 - Determination of Net Asset Value

The purchase price of each Class of a Fund’s shares is based on that Class’s net asset value.  The net asset value of a share of each Class of a Fund will normally be determined as of 4:00 p.m. Eastern time on any day on which the New York Stock Exchange is open for regular trading, and the price at which purchase orders are effected is based on the next calculation of net asset value after the order is received.  Net asset values are not determined on any days when the New York Stock Exchange is closed for business.  The net asset value per share of a Fund is determined by dividing the total market value of the portfolio investments and other assets allocated to each share Class, less any liabilities, by the total outstanding shares of that Class.

Under the Pricing and Valuation Procedures approved by the Board of Trustees (the “Pricing and Valuation Procedures”), each Fund’s investments for which reliable market quotations are readily available are generally valued at the last quoted sale price or the closing price on each business day.  Other assets and securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained or any other reason) are valued at fair value as determined in good faith by the Manager, the Manager’s Fair Value Pricing Committee and the Baillie Gifford Group’s Valuation Oversight Committee (collectively, the “FVP Committee”), pursuant to the Pricing and Valuation Procedures.  Such fair value determinations are subject to review by the Valuation Committee of the Trust and are reported to the Board of Trustees.  For additional information about how certain securities and financial instruments are generally valued, see “Net Asset Value and Offering Price” in the SAI.

Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.  In making fair value determinations, the FVP Committee may make use of independent pricing services. The Board of Trustees has appointed IDC as a third-party fair valuation vendor. IDC provides an adjustment for non-U.S. securities in the Funds based on certain factors and methodologies applied by IDC on each day the Funds are valued. IDC’s adjustments may affect the NAV of a Fund on a frequent, and even daily, basis. In considering whether fair value pricing is required and in determining fair values, the FVP Committee may, among other things, consider significant valuation events (e.g., events relating to a single issuer or events relating to multiple issuers) that affect the value of securities and other instruments and may implement “fair value” pricing based on such significant valuation events.  Such significant events (which may be considered to include changes in the value of U.S. securities or securities indices) may occur after the close of the relevant market and before the time at which the applicable net asset value is determined.

The Funds invest in securities that are primarily traded on foreign exchanges that may trade at times or on days when the Fund does not price its shares.  Therefore, the net asset value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using currency exchange rates obtained from pricing services at 4:00 p.m. Eastern Time on each day that the New York Stock Exchange is open for regular trading.  As a result, the net asset value of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

6.5 - Distributions

It is generally the policy of each Fund to pay out at least annually as dividends to its shareholders substantially all of (1) its investment company taxable income (which includes dividends and any interest it receives from investments and the excess of net short-term capital gains over net long-term capital losses), if any, and (2) its net capital gains realized (that is, the excess of net long-term capital gains over net short-term capital losses), if any.  Notwithstanding the foregoing, each of the Funds may retain investment company taxable income or net capital gains and pay a Fund-level tax on any such retained amounts, subject to the distribution requirements applicable to regulated investment companies under the

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Internal Revenue Code of 1986, as amended (the “Code”).  For more details on the distribution policies of the Funds, prospective shareholders should consult the SAI.  Distributions of net investment income and capital gain are payable in full and fractional shares of the particular Fund, based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution.  Shareholders, however, may elect to receive their distributions in cash.  Shareholders may make this election by marking the appropriate box on the subscription agreement or by writing to the Custodian.  In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

6.6 - Taxes

The following discussion addresses certain U.S. federal income tax considerations which may be relevant to investors that (i) are citizens or residents of the United States, or corporations, partnerships, or other entities created or organized under the laws of the United States or any political subdivision thereof, or estates or trusts that are subject to United States federal income taxation regardless of the source of their income and (ii) hold, directly or indirectly, shares of a Fund as a capital asset (each such investor a “U.S. shareholder”).

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, U.S. shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a “straddle,” “conversion transaction,” “hedge,” or other integrated investment strategy.  All such prospective and actual shareholders are urged to consult their own tax advisers with respect to the U.S. tax treatment of an investment in shares of a Fund.

The Funds have not sought an opinion of legal counsel as to any specific U.S. tax matters.  The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof.  Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S. federal income tax consequences different from those discussed below.

This discussion is for general information purposes only.  Prospective and actual shareholders should consult their own tax advisers with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.  Additionally, prospective and actual shareholders should consult the SAI which contains a more detailed discussion of the potential U.S. federal income tax implications of an investment in a Fund.

Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes, has elected or, in the case of a new Fund, intends to elect to be treated as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code and intends to qualify each year to be treated as such.  For a discussion of the requirements a Fund must meet in order to qualify for treatment as a regulated investment company under Subchapter M, prospective shareholders should consult the SAI.  So long as a Fund qualifies for treatment as a regulated investment company, the Fund itself generally will not be subject to U.S. federal income tax to the extent that its dividend, interest and certain other income, its net realized short-term capital gains and its net realized long-term capital gains are timely distributed to its shareholders.  The remainder of this discussion assumes that each Fund will qualify as a regulated investment company.

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If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one year period ending October 31 (or for the one-year period ending December 31 if the Fund so elects), plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  A dividend paid to shareholders by a Fund in January of a year is generally deemed to have been paid by such Fund on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.  Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax although there can be no assurance it will do so.  In addition, if a Fund were to qualify as a “personal holding company,” it may have to comply with additional requirements with respect to its distributions to shareholders in order to avoid a Fund-level tax under the personal holding company rules, as further described in the SAI.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders subject to tax as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long the shareholder has owned its shares.  Distributions of net capital gains from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year and that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gains and taxed to individuals at reduced rates.  Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.  Distributions of investment income reported by a Fund as derived from “qualified dividend income” — as further defined in the SAI — will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided that holding period and other requirements are met at both the shareholder and Fund level.  The Emerging Markets Bond Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

Distributions are taxable to a shareholder (other than a tax-exempt shareholder) even if they are paid from income or gains earned by a Fund before the shareholder’s investment (and thus were included in the price paid by the shareholder for Fund shares).  Distributions from the Fund will be taxed as described above whether received in cash or in additional Fund shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts.  Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net gains recognized on the sale, exchange, or other taxable disposition of shares of a Fund.

A sale, exchange, or redemption of shares of a Fund, including a redemption in-kind, is a taxable event to the selling, exchanging, or redeeming shareholder.  Any gain resulting from a sale, exchange (including an exchange for shares of another Fund), or redemption of shares in a Fund will generally (except in the case of a tax-exempt shareholder) be subject to federal income tax at either short-term or long-term capital gain rates depending on how long the shareholder has owned the shares, except that in certain circumstances it is possible that the proceeds of a redemption of shares in a Fund that is not a “publicly offered” regulated investment company (as described below) may be taxable as dividend income or a return of capital.

A Fund will not be considered a “publicly offered” regulated investment company unless the Fund has at least 500 shareholders at all times during a taxable year or its shares are continuously offered pursuant to a public offering.  If a Fund is not a “publicly offered” regulated investment company for a taxable year, certain shareholders will be deemed to receive distributions equal to their allocable shares of certain

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6 — Shares

expenses paid by the Fund.  Generally, expenses that are deemed distributed by a Fund that is not “publicly offered” include those paid or incurred during a calendar year that are deductible in determining the Fund’s investment company taxable income for a taxable year beginning or ending within that calendar year, including in particular its management fee, but excluding those expenses incurred by virtue of the Fund’s organization as a registered investment company (such as its registration fees, trustees’ fees, expenses of periodic trustees’ and shareholders’ meetings, transfer agent fees, certain legal and accounting fees, the expenses of shareholder communications required by law, and certain other expenses).  Shareholders of such a Fund that will be deemed to have received distributions of such expenses include (i) individuals taxable in the U.S. or persons calculating their taxable income in the same way as do such individuals and (ii) pass-through entities having such an individual or person or another pass-through entity as an interest holder or beneficiary.  Shareholders of such a Fund can generally deduct such deemed distributions of expenses only to the extent that their respective total miscellaneous itemized deductions exceeds 2% of their respective adjusted gross incomes from all sources.  The deemed distributions of expenses could as a result increase a shareholder’s net taxes owed, lowering the Fund’s effective yield with respect to such a shareholder.

A Fund’s transactions in foreign currencies, options, futures contracts, hedging transactions, forward contracts, swaps and straddles will be subject to special tax rules and may produce a difference between the Fund’s book income and taxable income.  The special tax rules to which such transactions are subject may accelerate income or defer losses of the Fund, or otherwise affect the amount, timing or character of distributions to shareholders.  A difference between a Fund’s book and taxable income may cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company.

A Fund’s investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations.  As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

Each Fund may be subject to foreign withholding taxes on income and proceeds derived from foreign investments.  Such taxes would reduce the yield on that Fund’s investments.  However, as described immediately below, shareholders may be entitled to claim a credit or deduction with respect to their share of foreign taxes incurred by the Fund.

Each Fund may, if eligible, elect to permit shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro-rata portions of foreign income taxes paid by the Fund.  In such case, income of a Fund from non-U.S. sources that is distributed to Fund shareholders would be treated as income from non-U.S. sources to the shareholders.  The amount of foreign income taxes paid by a Fund would be treated as foreign taxes paid directly by Fund shareholders and, in addition, this amount would be treated as additional income to Fund shareholders from non-U.S. sources regardless of whether the Fund shareholder would be eligible to claim a foreign tax credit or deduction in respect of those taxes.  Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.  Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including, with respect to the foreign tax credit, a holding period requirement applied at both the Fund and the shareholder level).  Prospective investors should also consult the discussion in the SAI regarding investment by the Fund in securities of certain foreign corporations.

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6 — Shares

The Trust will provide shareholders with federal tax information annually, including information about dividends and distributions paid during the preceding year.

Shareholders may be required to file an information return with the Internal Revenue Service (“IRS”) if they, for example, recognize certain levels of losses with respect to shares in a Fund ($2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), or are deemed to have participated in a confidential transaction involving shares in a Fund.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts.  Shareholders are urged to consult a tax advisor regarding the applicability to them of this reporting requirement.

A Fund generally is required to apply backup withholding and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  Please see the SAI for additional information about backup withholding.

Fund shareholders who are not U.S. citizens or that are foreign corporations may receive substantially different tax treatment of distributions by the Funds.  See the SAI for more details.

Prospective shareholders should consult their own tax advisors about the U.S. federal income tax consequences of an investment in a Fund in light of their particular tax situation.  Prospective shareholders also should consult their own tax advisors about consequences under foreign, state, local or other applicable laws.

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7 — Management of the Trust

7 — Management of the Trust

Each Fund is advised and managed by Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland (the “Manager”).  The Manager is a registered investment adviser which, together with its affiliates, advises other mutual funds, ERISA Group Trusts and other private accounts.  The Manager is a wholly owned subsidiary of Baillie Gifford & Co., which is controlled by its full-time working partners.  The Manager, Baillie Gifford & Co. and their affiliates are referred to as “Baillie Gifford.”  The Manager was organized in 1983, and had approximate assets under management of $105 billion as of December 31, 2014.

Investment decisions made by the Manager for the Funds, except for The North American Equity Fund, are made by teams organized for that purpose.

The team of portfolio managers that selects the securities for The EAFE Fund consists of different personnel from the team of portfolio managers of The EAFE Choice Fund and EAFE Pure Fund.  Although there may be overlap between the holdings of The EAFE Fund on the one hand and The EAFE Choice Fund and EAFE Pure Fund on the other hand, the Manager anticipates that the differences in the portfolio management teams will generally result in different securities being held by the Funds.  While the same team of portfolio managers selects the securities for The EAFE Choice Fund and EAFE Pure Fund, The EAFE Choice Fund permits investment in both developed and emerging markets, whereas The EAFE Pure Fund focuses only on investment in developed markets.  The Manager anticipates that the differences in investment objective will generally result in some different securities being held by the Funds.

7.1 - The International Equity Fund

The International Equity Fund is managed by a range of experienced portfolio managers.  Members of the Fund’s management team include:

•                      Gerald Smith, Portfolio Manager.  Mr. Smith graduated MA in Philosophy from St. Andrews University (including University of California, Berkeley in 1982/83) and B.Phil in Philosophy from Brasenose College, Oxford in 1986. He joined Baillie Gifford in 1987 and became a Partner in 1998. Mr. Smith was head of the Emerging Markets Equity Team until the end of 2008, at which time he moved to the head of the Global Opportunities Team.

•                      Jonathan Bates, Portfolio Manager. Mr. Bates graduated BA in Modern History in 1990 and in 1994 earned a DPhil, both from Oxford University. He joined Baillie Gifford in 1993 and is a Portfolio Manager in our North American Equities Investment Team. Mr. Bates became a Partner in 2005 and became a member of the ACWI ex U.S. Alpha management team in 2010.

•                      Angus Franklin, Portfolio Manager. Mr. Franklin graduated MA in Economics and Social History from St. Andrews University. He qualified as a Chartered Accountant in 1992 and joined Baillie Gifford in 1994. After working in the UK, Emerging Markets and European Equities Investment Teams, he now works full time conducting research for ACWI ex U.S. Alpha Portfolios with specific responsibility for European stocks. Mr. Franklin has been a member of the ACWI ex U.S. Alpha management team since its inception in 2006.  He became a Partner in 2012.

•                      Donald Farquharson, Portfolio Manager. Mr. Farquharson graduated with MA (Hons) in Arabic Studies from the University of St Andrews in 1987 and has over 26 years’ investment experience

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7 — Management of the Trust

dedicated almost entirely to Japanese equities. He spent 20 years working for Schroders as a Japanese specialist and subsequently Head of the Pan Pacific equity team and manager of the Schroder Japan Growth Fund plc. Between 1991 and 1995, he headed Schroders’ research team in Tokyo. Mr. Farquharson joined Baillie Gifford in 2008.  He and is a CFA (UK) Charterholder.

•                      Andrew Strathdee, Portfolio Manager. Mr. Strathdee graduated BA in Natural Sciences from Cambridge in 1991 and earned a PhD in Biological Sciences from Birmingham University in 1994. He joined Baillie Gifford in 1995 and after working in the Developed Asia and European Equities Investment Teams, he is now a Portfolio Manager in the UK Equities Investment Team. Mr. Strathdee has been a member of the ACWI ex U.S. Alpha management team since 2007.

7.2 - The EAFE Fund

The EAFE Fund is managed by a range of experienced portfolio managers. Members of the Fund’s management team include:

•                      James Anderson, Portfolio Manager.  Mr. Anderson graduated BA in Modern History from Oxford University and after postgraduate study in Italy and Canada, he earned an MA in International Affairs in 1982. He joined Baillie Gifford in 1983 becoming a Partner in 1987.  Mr. Anderson headed our European Equity Team until July 2003 when he became Head of our Long Term Global Growth Team.

•                      Lawrence Burns, Portfolio Manager. Mr. Burns graduated BA in Geography in 2009. He joined Baillie Gifford in the same year and has spent time working in both the Emerging Markets and UK Equity departments. Mr. Burns became a member of the management team in 2012 and works full time conducting research for EAFE Alpha portfolios.

•                      Tom Coutts, Portfolio Manager. Mr. Coutts graduated BA in Modern Languages from Oxford University in 1994. He joined Baillie Gifford in 1999 and became Head of the European Equities Investment Team in May 2011. Mr. Coutts previously spent a number of years in our UK Equities Investment Team. He became a member of the EAFE Alpha management team in March 2008.  Mr. Coutts became a Partner in April 2014.

•                      Kavé Sigaroudinia, Portfolio Manager. Mr. Sigaroudinia graduated MA in Economics from Edinburgh University in 1998. He joined Baillie Gifford in 1999 and since then has worked as a Portfolio Manager in the European and UK Mid and Small Cap Equity Investment Teams. Mr. Sigaroudinia became a member of the management team in 2005 and works full time conducting research for EAFE Alpha portfolios. Mr. Sigaroudinia became a Partner in 2012.

•                      Nick Thomas, Portfolio Manager. Mr. Thomas graduated BA in Classics from Cambridge University in 1998. He joined Baillie Gifford in the same year and worked as a Portfolio Manager in our Developed Asia Equities Investment Team. Since 2009, he has also been responsible for servicing clients in North America. Mr. Thomas received his CFA charter in 2003 and became a member of the management team in 2004. He became a Partner in 2010.

•                      Sarah Whitley, Portfolio Manager. Mrs. Whitley graduated BA in Experimental Psychology from Oxford University in 1980. She joined Baillie Gifford in the same year and became a Partner in 1986. She joined the Japanese Equities Investment Team in 1982 and in 2001 became Head of this team. She has been a member of the EAFE Alpha management team since its inception in 2003.

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7 — Management of the Trust

7.3 - The EAFE Choice Fund

The EAFE Choice Fund is managed by a range of experienced portfolio managers.  Members of the Fund’s management team include:

•                      Gerard Callahan, Portfolio Manager. Mr. Callahan graduated BA in Politics, Philosophy and Economics from Oxford University in 1991. He joined Baillie Gifford in the same year and became a Partner in 2000. Mr. Callahan became Head of our UK Equity Team in 2007. He has been a member of the International Focus management team since 2007 and Chairman since 2010.

•                      Iain Campbell, Portfolio Manager, Developed Asia Investments. Mr. Campbell graduated BA in Modern History from Oxford University in 2000. He worked for Goldman Sachs and travelled in Asia, before joining Baillie Gifford in 2004. Mr. Campbell is a Portfolio Manager in the Developed Asian Equity Team and has been a member of International Focus management team since 2010.

•                      Joe Faraday, Portfolio Manager. Mr. Faraday, who is a CFA charterholder, graduated MEng in Chemical Engineering in 2002 from Cambridge University. He joined Baillie Gifford in September 2002 and has worked in Baillie Gifford’s European, North American and Developed Asian Equity Teams, and as a Portfolio Manager in the Emerging Markets Investment Team.  Since 2013, he has also been responsible for servicing clients in North America.  He has been a member of the International Focus management team since 2007.

•                      Sophie Earnshaw, Portfolio Manager.  Miss Earnshaw graduated MA in English Literature from the University of Edinburgh in 2008 and MPhil in Eighteenth Century and Romantic Literature from the University of Cambridge in 2009. She joined Baillie Gifford in 2010 and is an Investment Manager in the Emerging Markets Equity Team.

•                      Mortiz Sitte Portfolio Manager.  Mr Sitte graduated BSc in Business Administration from the University of Regensburg (Germany) in 2009. He then went on to complete an MSc in Finance and Investment from the University of Edinburgh in 2010. Mr. Sitte joined Baillie Gifford in September 2010 and is an Investment Manager in the European Equity Team.

•                      Tom Walsh, Portfolio Manager.  Mr. Walsh graduated LLB (Hons) in Law & Economics from the University of Edinburgh in 1999 and is both CFA and ACA qualified. He worked at Fidelity International, Merrill Lynch and Deloitte & Touche before joining Baillie Gifford in 2009.  He was an Investment Manager in the UK Equities Team until 2013, when he moved to the Global Opportunities Team.

7.4 - The EAFE Pure Fund

The EAFE Pure Fund is managed by a range of experienced portfolio managers.  Members of the Fund’s management team include:

•                      Gerard Callahan, Portfolio Manager. Mr. Callahan graduated BA in Politics, Philosophy and Economics from Oxford University in 1991. He joined Baillie Gifford in the same year and became a Partner in 2000. Mr. Callahan became Head of our UK Equity Team in 2007. He has been a member of the International Focus management team since 2007 and Chairman since 2010.

•                      Iain Campbell, Portfolio Manager, Developed Asia Investments. Mr. Campbell graduated BA in Modern History from Oxford University in 2000. He worked for Goldman Sachs and travelled in

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7 — Management of the Trust

Asia, before joining Baillie Gifford in 2004. Mr. Campbell is a Portfolio Manager in the Developed Asian Equity Team and has been a member of International Focus management team since 2010.

•                      Joe Faraday, Portfolio Manager. Mr. Faraday, who is a CFA charterholder, graduated MEng in Chemical Engineering in 2002 from Cambridge University. He joined Baillie Gifford in September 2002 and has worked in Baillie Gifford’s European, North American and Developed Asian Equity Teams, and as a Portfolio Manager in the Emerging Markets Investment Team.   Since 2013, he has also been responsible for servicing clients in North America.  He has been a member of the International Focus management team since 2007.

•                      Sophie Earnshaw, Portfolio Manager.  Miss Earnshaw graduated MA in English Literature from the University of Edinburgh in 2008 and MPhil in Eighteenth Century and Romantic Literature from the University of Cambridge in 2009. She joined Baillie Gifford in 2010 and is an Investment Manager in the Emerging Markets Equity Team.

•                      Mortiz Sitte Portfolio Manager.  Mr Sitte graduated BSc in Business Administration from the University of Regensburg (Germany) in 2009. He then went on to complete an MSc in Finance and Investment from the University of Edinburgh in 2010. Mr. Sitte joined Baillie Gifford in September 2010 and is an Investment Manager in the European Equity Team.

•                      Tom Walsh, Portfolio Manager.  Mr. Walsh graduated LLB (Hons) in Law & Economics from the University of Edinburgh in 1999 and is both CFA and ACA qualified. He worked at Fidelity International, Merrill Lynch and Deloitte & Touche before joining Baillie Gifford in 2009.  He was an Investment Manager in the UK Equities Team until 2013, when he moved to the Global Opportunities Team.

7.5 - The Emerging Markets Fund

The lead member of the management team for The Emerging Markets Fund is Richard Sneller, who is ultimately responsible for the management of the Fund’s portfolio. Mr. Sneller graduated BSc (Econ) in Statistics from London School of Economics in 1993 and an MSc in Investment Analysis in 1994 from Stirling University. He joined Baillie Gifford in 1994 and became a Partner in 2004.  With the exception of a year researching UK Smaller Companies, Mr. Sneller has spent his career at Baillie Gifford covering the Emerging Markets and is Head of the Emerging Markets Equity Team.

Other members of the Fund’s management team include:

•                      William Sutcliffe, Portfolio Manager. Mr. Sutcliffe graduated MA in History from the University of Glasgow in 1996. He joined Baillie Gifford in 1999 and worked as an Investment Analyst in the UK and North American Equities Investment Teams before joining the Emerging Markets Equities Investment Team in 2001, where he is a Portfolio Manager. Mr. Sutcliffe became a Partner in 2010.

•                      Mike Gush, Portfolio Manager. Mr. Gush graduated MEng from Durham University in 2003. He joined Baillie Gifford in the same year and worked in the UK and Japanese Equities Investment Teams before moving to the Emerging Markets Equities Investment Team in 2005, where he is a Portfolio Manager.

•                      Andrew Stobart, Portfolio Manager. Mr. Stobart graduated BA in Economics from Cambridge University in 1987. After three years working in investment banking in London, he joined Baillie

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7 — Management of the Trust

Gifford in 1991. Having worked in the Japanese, North American and UK Equity Teams, Mr. Stobart is now a Portfolio Manager in the Emerging Markets Equity Team.

•                      Ewan Markson-Brown, Portfolio Manager.  Mr. Markson-Brown graduated MA in Politics, Philosophy and Economics from Oxford University in 2000.  Prior to joining Baillie Gifford in 2013, he was a Senior Vice President in emerging markets at PIMCO. Mr. Markson-Brown previously worked at Newton for five years, most recently as lead portfolio manager on an Asian Pacific equity strategy, as well as segregated Asian income and Japanese equity strategies. He also previously worked for Merrill Lynch Investment Managers as a portfolio manager in the Asia-Pacific region for six years. Mr. Markson-Brown is a Portfolio Manager in the Emerging Markets Equity Team.

7.6 - The Emerging Markets Bond Fund

The Emerging Markets Bond Fund is managed by a range of experienced portfolio managers.  Members of the Fund’s management team include:

•                      Steven Hay, Portfolio Manager.  Mr. Hay graduated BAcc in Economics and Accountancy from the University of Glasgow in 1992 and completed an MSc in Economics from Warwick University in 1993. Prior to Baillie Gifford, Mr. Hay was a fixed income investment manager with Scottish Widows. His considerable experience includes seven years undertaking analysis and research for the Bank of England’s Monetary Policy Committee, and involvement in managing the UK’s foreign exchange reserves. Steven joined Baillie Gifford in 2004 and is Head of the Rates and Currencies Team.

•                      Phil Annen, Portfolio Manager.  Mr. Annen graduated MSc in Physics from the University of Bern in 1997 and with an MSc in Financial Maths from the University of Edinburgh in 1998. He joined Baillie Gifford in 1999 and worked in the Risk Department before becoming a Fixed Income Portfolio Manager in 2002. He is a member the Rates and Currencies Team.

•                     Sally Greig, Portfolio Manager. Ms. Greig graduated MA in Economics and Statistics from the University of Edinburgh in 1998 and also earned an MSc in Finance and Econometrics from the University of York in 2003. Prior to joining Baillie Gifford, she worked at the Bank of England from 2001 as an economist in the Foreign Exchange Division, and provided regular analysis to the MPC. She joined Baillie Gifford in October 2005 and is a Portfolio Manager in the Rates and Currencies Team.

•                      John Berry, Portfolio Manager. Mr. Berry graduated MA in Geography from the University of Edinburgh in 1999 and also completed an MSc in Development Practice from Oxford Brookes University in 2003. Prior to joining Baillie Gifford, he spent eight years working with businesses and aid agencies in Emerging Markets. He joined the firm in 2009 and is a Portfolio Manager in the Rates and Currencies Team.

7.7 - The Global Alpha Equity Fund

The Global Alpha Equity Fund is managed by a range of experienced portfolio managers.  Members of the Fund’s management team include:

•                      Charles Plowden, Portfolio Manager.  Mr. Plowden graduated BA in Modern History from Oxford University in 1983 and joined Baillie Gifford in the same year. He has gained investment experience

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7 — Management of the Trust

in the North American, UK (where he was ultimately head of the department), Emerging Markets and European Equity Teams. Since 2006, Mr. Plowden has been one of the firm’s two joint senior partners. Mr. Plowden is currently on a sabbatical from his day-to-day investment activities with the Manager for three months effective April 27, 2015. During Mr. Plowden’s absence, Jenny Davis has temporarily assumed the role of Portfolio Manager for The Global Alpha Equity Fund.

•                      Malcolm MacColl, Portfolio Manager. Mr. MacColl graduated MA in Economics and History in 1998 and MLitt in Economics, Politics and Management in 1999, both from the University of St Andrews. He joined Baillie Gifford in 1999 and spent his graduate rotation in the UK Small Cap Equities Investment Team before joining the North American Equities Investment Team. Malcolm managed the North American portion of wider Global portfolios while in the North American team. He has been a Global Alpha Portfolio Manager since the product’s inception in 2005 and this is now his sole portfolio responsibility. Mr. MacColl became a Partner in 2011. He is a member of the CFA Society of the UK.

•                      Spencer Adair, Portfolio Manager. Mr. Adair graduated BSc in Medicine from the University of St Andrews in 1997, followed by two years of clinical training in Edinburgh. He joined Baillie Gifford in 2000 and after working in the Fixed Income, Japanese, European and UK Equities Investment Teams, Mr. Adair is now a Portfolio Manager in the Global Alpha Investment Team. Mr. Adair managed the High Yield Fund in his role as a Fixed Income Portfolio Manager and the European portion of wider Global portfolios while in the European Equities Investment Team. He has been involved in the Global Alpha portfolio since inception (May 2005) and has focused exclusively on this responsibility since early 2007. Spencer is a CFA charter holder.  He became a Partner in 2013.

•                      Jenny Davis, Portfolio Manager. Miss Davis graduated BA in Music from Oxford University in 2008. She worked for Neptune Investment Management as an Assistant Fund Manager for two years before joining Baillie Gifford in 2011. Miss Davis is a Portfolio Manager in the Global Alpha Investment Team.

7.8 - The Long Term Global Growth Equity Fund

The lead member of the management team for The Long Term Global Growth Equity Fund is James Anderson. Mr. Anderson graduated BA in Modern History from Oxford University and after postgraduate study in Italy and Canada he earned an MA in International Affairs in 1982. He joined Baillie Gifford in 1983 becoming a Partner in 1987.  Mr. Anderson headed our European Equity Team until July 2003 when he became Head of our Long Term Global Growth Team.

Other members of the Fund’s management team include:

•                      Mark Urquhart, Portfolio Manager. Mr. Urquhart graduated BA in Philosophy, Politics and Economics from Oxford University in 1992.  He spent a year at Harvard as a Kennedy Scholar in 1993 before completing a PhD in Politics at the University of Edinburgh in 1996.  He joined Baillie Gifford in 1996 and was a Portfolio Manager in the Japanese Equity Team, until joining our Long Term Global Growth Team when it was established in 2003.  Mr. Urquhart became a Partner in 2004.

•                      Tom Slater, Portfolio Manager. Mr. Slater graduated BSc in Computer Science with Mathematics from the University of Edinburgh in 2000.  He joined Baillie Gifford the same year and worked in the Developed Asian and UK Equity Teams before joining Long Term Global Growth Team in 2009. Mr. Slater became a CFA Charterholder in 2003 and a Partner in the firm in 2012.

7.9 - The North American Equity Fund

The lead portfolio manager for The North American Equity Fund is Gary Robinson, who is primarily responsible for the management of the Fund’s portfolio. Mr. Robinson graduated MBiochem in Biochemistry from Oxford University in 2003. Having previously spent the summer with Baillie Gifford in 2002, he joined the firm full-time in September 2003. Mr. Robinson is an Investment Manager in the North American Equity Team and became Co-head of the team in 2014. Mr. Robinson became CFA qualified in 2006.

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7 — Management of the Trust

7.10 - Compensation: Portfolio Managers

The SAI provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

7.11 - Compensation: Baillie Gifford

Under the Amended and Restated Investment Advisory Agreement with the Trust on behalf of each Fund, the Manager selects and reviews each Fund’s investments and provides executive and other personnel for the management of the Trust.  Pursuant to the Trust’s Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager.  In the event that the Manager ceases to be the manager of the Funds, the right of the Trust to use the identifying name “Baillie Gifford” with respect to any Fund may be withdrawn.

Commencing January 1, 2015, under the Amended and Restated Investment Advisory Agreement, each Fund pays the Manager a management fee quarterly, in arrears, at the following annual rate of the respective Fund’s average net assets:

Fund	Management Fee
The International Equity Fund	0.35%
The EAFE Fund	0.35%
The EAFE Choice Fund	0.35%
The EAFE Pure Fund	0.35%
The Emerging Markets Fund	0.55%
The Emerging Markets Bond Fund	0.35%
The Global Alpha Equity Fund	0.40%
The Long Term Global Growth Equity Fund	0.45%
The North American Equity Fund	0.35%

The fee rates listed above for Funds that commenced operations prior to the date of this Prospectus reflect increases in the contractual management fees that were approved by shareholders of those Funds on December 3, 2014.

For the fiscal year ended December 31, 2014, aggregate management fees paid by the Funds as a percentage of each Fund’s average net asset value were as follows:

Fund	Most Recent Fiscal Year Aggregate Management Fee
The International Equity Fund	0.25%
The EAFE Fund	0.25%
The EAFE Choice Fund	0.25%
The EAFE Pure Fund	0.25%
The Emerging Markets Fund	0.50%
The Global Alpha Equity Fund	0.30%
The Long Term Global Growth Equity Fund(1)	0.48%

(1)   Effective October 1, 2014, the management fee for The Long Term Global Growth Equity Fund was reduced from 0.50% to 0.45%. Between June 10, 2014 (commencement of investment operations) and October 1, 2014, The Long Term Global Growth Equity Fund paid a management fee of 0.50%.

The North American Equity Fund and The Emerging Markets Bond Fund had not commenced operations as of the end of the most recently completed fiscal year.  As a result, these Funds did not pay management fees during the most recently completed fiscal year.

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7 — Management of the Trust

Upon termination of the Amended and Restated Investment Advisory Agreement at other than quarter end, the management fee for the partial quarter shall be determined by reference to the termination date and shall be prorated accordingly.

A discussion regarding the basis of the Board of Trustees’ approval of the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of The International Equity Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund and The Long Term Global Growth Equity Fund, and the Manager is available in the annual report to shareholders of the Funds for the period ending December 31, 2014. A discussion regarding the basis of the Board of Trustees’ approval of the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of The North American Equity Fund and The Emerging Markets Bond Fund, and the Manager will be available in the first shareholder report in the period in which each Fund commences operations.

In order to limit the expenses of The EAFE Pure Fund, The Emerging Markets Bond Fund, and The Long Term Global Growth Equity Fund, the Manager has agreed to waive its compensation and/or bear other expenses of each Fund to the extent that the annual expenses (excluding interest, taxes and extraordinary expenses) would exceed an annual rate of each Fund’s average daily net assets as listed in the chart below.  For purposes of determining any such waiver or expense reimbursement, expenses of each Fund do not reflect the application of custodial, transfer agency or other credits or expense offset arrangements that may reduce each Fund’s expenses. Pursuant to the terms of these expense limitation agreements, the Manager does not have a right to recover from the Funds any fees waived or expenses paid pursuant to these expense limitations.

Expense Limitations — The EAFE Pure Fund

End Date of Expense Limitation: April 30, 2016

Class 1	0.85%
Class 2	0.67%
Class 3	0.60%
Class 4	0.57%
Class 5	0.52%

Expense Limitations — The Emerging Markets Bond Fund

End Date of Expense Limitation: April 30, 2016

Class 1	0.85%
Class 2	0.80%
Class 3	0.75%
Class 4	0.70%
Class 5	0.65%

Expense Limitations — The Long Term Global Growth Equity Fund

End Date of Expense Limitation: April 30, 2016

Class 1	0.85%
Class 2	0.77%
Class 3	0.70%
Class 4	0.67%
Class 5	0.62%

The organizational expenses of the Funds, as well as all other expenses incurred in the operation of the Funds, are borne by the relevant Fund, including but not limited to brokerage commissions, transfer taxes and extraordinary expenses in connection with its portfolio transactions, all applicable taxes, the compensation of trustees who are not directors, officers or employees of the Manager or its affiliates, interest charges, charges of custodians, auditing and legal expenses. The Funds also pay Shareholder Service Fees to the Manager.  See “Share Classes - Shareholder Service Fees” for a description of these fees.

Baillie Gifford Funds - Prospectus

8 — Description of the Trust and Ownership of Shares

8 — Description of the Trust and Ownership of Shares

The Trust is an open-end series investment company organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) dated December 31, 2014, as amended from time to time.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest which are presently divided into ten series (or “Series”), nine of which are offered in this Prospectus.  The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to subdivide any series of shares into various sub-series (or “Classes”) of shares with such dividend preferences and other rights as the Trustees may designate.  Each series is divided into five Classes, and each share of a series represents an equal proportionate interest in that series with each other share, subject to the different preferences of each Class of that series. The Board of Trustees may also, without shareholder approval, establish one or more additional separate Series for investments in the Trust or merge two or more existing Series.

Shareholders are entitled to dividends as declared by the Board of Trustees, and, in liquidation of the relevant Series’ portfolio, are entitled to receive the net assets of the portfolio.  Shareholders are entitled to vote at any meetings of shareholders.  The Trust does not generally hold annual meetings of shareholders and will do so only when required by law.  Special meetings of shareholders may be called for purposes such as electing or removing trustees, changing a fundamental investment policy or approving an investment advisory agreement.  In addition, a special meeting of shareholders of the Series will be held if, at any time, less than a majority of the Trustees then in office have been elected by shareholders of the Series.

The Declaration of Trust provides for the perpetual existence of the Trust.  The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.  The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Series upon written notice to the shareholders.

Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

Baillie Gifford Funds - Prospectus

9 — Financial Highlights

9 — Financial Highlights

The financial highlights tables for each Fund that are included in the Funds’ annual report for the period ended December 31, 2014 are incorporated by reference into this Prospectus.  The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP whose report, along with each Fund’s financial statements, are included in the Funds’ annual report, which is available upon request.

Baillie Gifford Funds - Prospectus

10 — Shareholder Inquiries

10 — Shareholder Inquiries

Shareholders may direct inquiries to the Trust c/o Baillie Gifford Overseas Limited, or the Distributor, at the following address: Calton Square, 1 Greenside Row, Edinburgh, Scotland, United Kingdom EH1 3AN (Attention:  Julie Paul; Email BGNAVtrading@bailliegifford.com, 011-44-131-275-2363).

Baillie Gifford Funds - Prospectus

11 — Further Information

11 — Further Information

Further information about the Funds is available in the SAI, and additional information about each Fund’s investments is available in such Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected that Fund’s performance during its last fiscal year. The Funds’ annual and semi-annual reports, and the Funds’ SAI, are available free of charge at http://USmutualfund.bailliegifford.com, or by request at the following email address: julie.paul@bailliegifford.com, or by writing to the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN; Attention: Julie Paul). Investors may call the Trust collect before 12:00 noon (Eastern Time) on any business day at 011-44-131-275-2000 to request the SAI, annual report, semi-annual report, other information about a Fund, or to make shareholder inquiries. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-10145

Baillie Gifford Funds
Statement of Additional Information

Baillie Gifford Funds

Statement of Additional Information

May 1, 2015

•           The International Equity Fund

Class 1: BGIOX

Class 2: BGITX

Class 3: BGIFX

Class 4: BGIUX

Class 5: BGIVX

•           The EAFE Fund

Class 1: BGEOX

Class 2: BGETX

Class 3: BGEUX

Class 4: BGEFX

Class 5: BGEVX

•           The EAFE Choice Fund

Class 1: BGCOX

Class 2: BGCWX

Class 3: BGCJX

Class 4: BGCLX

Class 5: BGCVX

•           The EAFE Pure Fund

Class 1: BGPOX

Class 2: BGPTX

Class 3: BGPFX

Class 4: BGPWX

Class 5: BGPVX

Baillie Gifford Funds
Statement of Additional Information

•           The Emerging Markets Fund

Class 1: BGEMX

Class 2: BGEHX

Class 3: BGELX

Class 4: BGEPX

Class 5: BGEDX

•           The Emerging Markets Bond Fund

Class 1: BGBAX

Class 2: BGBTX

Class 3: BGBGX

Class 4: BGBPX

Class 5: BGBHX

•           The Global Alpha Equity Fund

Class 1: BGAOX

Class 2: BGATX

Class 3: BGAEX

Class 4: BGALX

Class 5: BGAVX

•           The Long Term Global Growth Equity Fund

Class 1: BGLNX

Class 2: BGLTX

Class 3: BGLOX

Class 4: BGLFX

Class 5: BGADX

•           The North American Equity Fund

Class 1: BGNOX

Class 2: BGNRX

Class 3: BGNDX

Class 4: BGNEX

Class 5: BGNVX

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI relates to the Baillie Gifford Funds Prospectus dated May 1, 2015 (the “Prospectus”), and should be read in conjunction therewith.  A copy of the Prospectus and the funds’ annual and semi-annual reports may be obtained without charge by writing or telephoning Baillie Gifford Funds, c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland, United Kingdom EH1 3AN (Attention:  Julie Paul 001-44-131-275-2363). Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

The most recent annual reports of The International Equity Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund, and The Long Term Global Growth Equity Fund, which include audited financial statements dated December 31, 2014 for these Funds, are incorporated by reference into this SAI.

Baillie Gifford Funds
Statement of Additional Information

Table of Contents

1 -	Investment Objectives, Policies and Restrictions	1
1.1	Convertible Securities	3
1.2	Preferred Stocks	4
1.3	Yankee Bonds	4
1.4	Repurchase Agreements	4
1.5	Investments In Australasia	5
1.6	Temporary Defensive Positions	5
1.7	Disclosure of Portfolio Holdings	5
2 -	Risks of Fund Investments	6
2.1	Accelerated Transactions	6
2.2	Foreign Investment Risk	6
2.3	Emerging Markets Risk	7
2.4	Legal and Regulatory Risk	10
2.5	Lack of Operating History	10
2.6	Share Ownership Concentration Risk	10
3 -	Management of the Trust	11
3.1	The Board of Trustees	11
3.2	Control Persons and Principal Holders of Securities	17
3.3	Proxy Voting	21
4 -	Investment Advisory and Other Services	22
4.1	Advisory Agreement	22
4.2	Portfolio Managers	25
4.3	Other Accounts Managed by Portfolio Managers	25
4.3.1	International Equity Fund	25
4.3.2	EAFE Fund	26
4.3.3	EAFE Choice Fund	28
4.3.4	EAFE Pure Fund	29
4.3.5	Emerging Markets Fund	30
4.3.6	Emerging Markets Bond Fund	31
4.3.7	Global Alpha Equity Fund	32
4.3.8	Long Term Global Growth Equity Fund	33
4.3.9	North American Equity Fund	34
4.4	Material Conflicts of Interest	34
4.5	Compensation	34
4.6	Administrator	35
4.7	Custodial Arrangements	35
4.8	Transfer Agency Arrangements	35
4.9	Independent Registered Public Accounting Firm	36
4.10	Underwriter	36
4.11	Legal Counsel	36
5 -	Distribution and Service Plans	36
6 -	Portfolio Transactions and Brokerage	36
7 -	Description of the Trust	38
8 -	How to Buy Shares	40
9 -	Net Asset Value and Offering Price	41
10 -	Redemptions	42
11 -	Income Dividends, Capital Gain Distributions and Tax Status	42
11.1	Scope of discussion	43
11.2	Taxation of the Fund	43
11.3	Fund distributions	46
11.4	Sale, exchange or redemption of shares	48
11.5	Return of capital distributions	48
11.6	Deemed distributions of certain expenses	49

Baillie Gifford Funds
Statement of Additional Information

11.7	Hedging and similar transactions	49
11.8	Investment in securities of certain foreign corporations	50
11.9	Investments in certain debt obligations	51
11.10	Investments in debt obligations that are at risk of or in default present special tax issues for the Fund	52
11.11	Tax shelter reporting regulations	52
11.12	Tax-Exempt Shareholders	53
11.13	Backup withholding	53
11.14	Foreign shareholders	53
11.15	U.K. resident pension schemes	54
11.16	Certain additional withholding and reporting requirements	55
12 -	Financial Statements	55

Baillie Gifford Funds
Statement of Additional Information

1 -    Investment Objectives, Policies and Restrictions

The investment objective, principal strategies, and primary risks of investing in each of The International Equity Fund, the EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Emerging Markets Bond Fund, The Global Alpha Equity Fund, The Long Term Global Growth Equity Fund, and The North American Equity Fund (each a “Fund”, together the “Funds”), each a series of Baillie Gifford Funds (the “Trust”), are summarized in the Prospectus under “Investment Objectives and Policies,” “Primary Investment Risks,” and “Other Important Information About the Funds.”  The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval except that any policy explicitly identified as “fundamental” may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

The following non-fundamental policies set forth in the Prospectus are subject to change only upon sixty days’ prior notice to shareholders:

•                  The International Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

•                  The EAFE Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies that are included in the MSCI EAFE Index or whose principal activities are in Europe, Australasia, and/or the Far East.

•                  The EAFE Choice Fund

Under normal circumstances, the Fund will invest at least 85% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East.

•                  The EAFE Pure Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East.

•                  The Emerging Markets Fund

Under normal circumstances, the Fund will invest at least 80% of its total assets in securities of companies located in countries contained in the MSCI EM Index.

•                  The Emerging Markets Bond Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt instruments that are issued by borrowers located in emerging market countries or that are denominated in the currencies of emerging market countries.

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Baillie Gifford Funds
Statement of Additional Information

•                  The Global Alpha Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

•                  The Long Term Global Growth Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

•                  The North American Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the USA and Canada.

In addition to its investment objective and policies set forth in the Prospectus, the following are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

Each Fund will not:

1.              *Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

2.              *Borrow money, except to the extent permitted by applicable law, regulation or order.

3.              *Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.

4.              *Invest in commodities, except that the Fund may invest in financial futures contracts and options thereon, and options on currencies.

5.              *Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and/or the making of loans of portfolio securities consistent with the Fund’s investment objectives and policies.  For purposes of this policy, the short term deposit of cash or other liquid assets of the Fund in one or more interest-bearing accounts shall not be deemed to be a loan to others.

6.              *Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.  The Securities and Exchange Commission (“SEC”) takes the position that government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) are a separate industry for these purposes.

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Baillie Gifford Funds
Statement of Additional Information

7.              *Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

8.              Invest more than 15% of the value of net assets of the Fund in illiquid securities.

In determining whether a transaction is permitted by applicable law, regulation, or order, each Fund currently construes fundamental policies (2) and (7) above not to prohibit any transaction that is permitted under Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. The Trust understands that the staff of the SEC deems certain transactions that a Fund may enter into to involve the issuance of a senior security unless certain cash, U.S. government securities or other high grade debt instruments are deposited in a segregated account or are otherwise covered.  Such transactions include: short sales, reverse repurchase agreements, forward contracts, futures contracts and options thereon, options on securities and currencies, dollar rolls, and swaps, caps, floors and collars.  Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.  Provisions of the 1940 Act also require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes and for borrowings from banks.

For purposes of fundamental policy (4) above, all swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

1.1                     Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock.  Convertible securities have general characteristics similar to both fixed income and equity securities.  Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks.  Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of

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Baillie Gifford Funds
Statement of Additional Information

the underlying common stock.  However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

1.2                     Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity securities or interest rates.

Investment in preferred stocks involves certain risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

1.3                     Yankee Bonds

A Fund may invest in U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers (“Yankee bonds”).  As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

1.4                     Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase).  The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.  Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk.  While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security.  In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market.  However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security

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Baillie Gifford Funds
Statement of Additional Information

during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

1.5                     Investments In Australasia

References in the Prospectus and this SAI to “Australasia” denote the region encompassing New Zealand, Australia, Papua New Guinea, and neighboring islands in the Pacific Ocean.

1.6                     Temporary Defensive Positions

A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

1.7                     Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings.  The Trust’s procedures permit portfolio holdings information to be disclosed prior to the time that such information is disclosed through a public filing with the SEC or on the Funds’ publicly available website to (i) the Trust’s manager, Baillie Gifford Overseas Limited (the “Manager”) and its affiliates, (ii) third party service providers who require access to the information to fulfill their duties to a Fund (including the Trust’s custodian and administrator, transfer agent, independent registered public accounting firm, legal counsel, broker-dealers when requesting bids for or price quotations on securities and brokers in the normal course of trading), and (iii) shareholders and prospective shareholders (or their consultants and agents) of the Funds under the circumstances described below.

The Manager will disclose portfolio holdings of the Funds as of the end of each calendar quarter on its dedicated publicly available website with a lag time of approximately 10 days after the end of the quarter.

In addition, disclosure of a Fund’s non-public portfolio holdings information may be made to other persons if (i) the recipients are subject to a confidentiality agreement with respect to such information, which includes a prohibition on trading on such information and the recipient’s agreement to destroy the information upon a written request from BGOL, (ii) the Trust’s Chief Executive Officer and/or Chief Compliance Officer (an “Authorizing Person”) determines that disclosure is in the best interest of the Fund and its shareholders, and (iii) the information is limited to that which the Manager believes is reasonably necessary to serve the purposes for which disclosure has been approved.  Disclosure of portfolio holdings information made to such other persons must be reported to the Board at their next regularly scheduled meeting and must be maintained by the Chief Compliance Officer or his/her designee for 6 years from the end of the fiscal year in which any exception was granted, the first 2 years in an easily accessible place.

In determining whether disclosure is in the best interests of a Fund and its shareholders, the Authorizing Person shall consider whether any potential conflicts exist between the interests of Fund shareholders and the Manager. Such exceptions must be reported to the Board at their next regularly scheduled meeting.  A Fund’s portfolio holdings may not be disclosed for compensation.  The Trust may modify its policies and procedures regarding portfolio holdings disclosure at any time without notice.

Registered investment companies that are sub-advised by the Manager or its affiliates may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board exercises control over such policies.  In addition, separate account clients of the Manager and its affiliates have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies.  Some of

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Baillie Gifford Funds
Statement of Additional Information

the funds that are sub-advised by the Manager or its affiliates and some of the separate accounts managed by the Manager or its affiliates have substantially similar investment objectives and strategies, and therefore potentially similar portfolio holdings as the Funds.

The Manager has entered into ongoing arrangements to provide certain of Fund portfolio holdings disclosure to the following persons or entities:

Service Provider	Frequency	Delay Before Dissemination
The Bank of New York Mellon (“BNYM”) (the Funds’ custodian, administrator, and transfer agent)	Daily	None

BBD, LLP (the Funds’ auditor)	During annual audit	None

Ropes & Gray LLP (the Funds’ legal counsel)	For regulatory filings, board meetings, and other relevant legal issues	None

Broker-dealers	Upon request	Five days

Fund shareholders and prospective shareholders	Upon request	Ten days

2 -                      Risks of Fund Investments

The primary risks of investing in each of the Funds are summarized in the Prospectus under the Fund summaries, and discussed in more detail under “Primary Investment Risks.”  The discussion below is meant to supplement these sections of the Prospectus by addressing certain non-primary risks, and providing additional detail regarding certain of the primary risks.

2.1                     Accelerated Transactions

For a Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

2.2                     Foreign Investment Risk

Investment in non-U.S. issuers or securities principally traded outside the U.S. may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments,

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Baillie Gifford Funds
Statement of Additional Information

companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the U.S. Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.

2.3                     Emerging Markets Risk

The risks described above apply to an even greater extent to investments in emerging countries. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

Political change or instability, including the risks of war or terrorism, may adversely affect the economies and securities markets of such countries.  Expropriation, nationalization or other confiscation due to political change could result in a Fund’s loss of its entire investment in the country involved.  The possibility or reality of nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, widespread corruption, political or social instability or diplomatic developments could affect adversely the economies of countries and the value of the Funds’ investments in those countries.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.

The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product (“GDP”) or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position.  The domestic economies of emerging countries are generally not as diversified as those of the U.S. and certain Western European countries.  A significant portion of many of such countries’ national GDPs are represented by one commodity, such as oil, or groups of commodities.  World fluctuations in the prices of certain commodities, such as the price of oil, may significantly affect the economy involved.  Such countries’ economies may also be dependent on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  In many cases, governments of emerging countries continue to exercise significant control over their economies, and

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government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.  Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.  In addition, investor sentiment toward companies in otherwise unrelated markets may be influenced by adverse events in other foreign markets.  Also, such local markets typically offer less regulatory protections for investors.

The custodial systems in countries with emerging markets may also not be fully developed and there may be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Funds’ primary US-based custodian, The Bank of New York Mellon.  The Funds may be limited in their ability to recover such assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets of the Funds, which may expose the Funds to risk, especially in circumstances where the Funds’ primary custodian may not be contractually obligated to make the Funds whole for the particular loss.

Special Risks of Investing in Asian Securities

In addition to the risks of foreign investments and emerging countries investments described above, investments in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility that more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below under “Depositary Receipts,” derivatives, etc.).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.

Investment in particular Asian countries is subject to unique risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries.

Special Risks of Investing in Latin American Securities

Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems, including high inflation rates and high interest rates.

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Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.  The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions.  There is no assurance that economic initiatives will be successful.  Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities.

Special Risks of Investing in Eastern European Securities

Specific risks vary greatly between the various Eastern European markets, but they include corporate governance, fiscal stability, banking regulations, European Union accession and continued membership, global commodity prices, political stability and market liquidity.

In addition, the social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, may be particularly pronounced relative to investments in more developed countries.  Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.  A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Where necessary, the Funds will endeavor to ensure that their interests are appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these share extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

Special Risks of Investing in South African Securities

Specific risks include the transfer of assets to Black Economic Empowerment groups, tax increases, corporate governance, banking regulations, commodity prices, political changes and asset appropriation.

Special Risks of Investing in Middle Eastern Securities

Specific risks include political uncertainty and instability, widespread unemployment and social unrest.  In addition, many economies in the Middle East are highly reliant on income from sales of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values.

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2.4                     Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Funds. New (or revised) laws or regulations or interpretations of existing law may be issued by the U.S. Internal Revenue Service (the “IRS”) or U.S. Treasury Department, the U.S. Commodities Futures Trading Commission (the “CFTC”), the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the U.S. The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Recent regulations require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments. The Emerging Markets Bond Fund could be adversely affected by the regulation. The effect of any future regulatory change on the Funds could be substantial and adverse.

2.5                     Lack of Operating History

As of the date of this SAI, The Emerging Markets Bond Fund and The North American Equity Fund have not yet commenced operations.  Therefore, there is no operating history to evaluate these Funds’ future performance.  The past performance of other investment funds managed by the Manager cannot be relied upon as an indicator of a Fund’s success, in part because of the unique nature of each Fund’s investment strategy. An investor in each Fund must rely upon the ability of the Manager in identifying and implementing investments. There can be no assurance that such personnel will be successful in identifying and implementing investment opportunities for each Fund.

2.6                     Share Ownership Concentration Risk

To the extent that a significant portion of a Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the subscription and redemption activities of these shareholders with regard to Fund shares could disrupt such Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).  In addition, institutional separate accounts managed by the Manager may invest in a Fund and, therefore, the Manager at times may have discretionary authority over redemption decisions by a significant portion of the investor base holding shares of a Fund.  In such instances, the Manager’s decision to make changes to or rebalance its client’s allocations in the separate accounts may impact the Fund’s performance.

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3 -    Management of the Trust

3.1                     The Board of Trustees

The Board is responsible for the overall management and supervision of the Trust’s affairs and for protecting the interests of shareholders.  The Board meets periodically throughout the year to oversee the Trust’s activities, review contractual arrangements with certain service providers, monitor compliance with regulatory requirements, and review performance. The Board consists of six Trustees who have varied backgrounds, experience and skills.  Five of the Trustees are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”).  The sixth Trustee, who serves as Chairman of the Board, is an “interested person” of the Trust by reason of his affiliation with the Manager and his role as an officer of the Trust. The Trust does not have a lead independent trustee.  Additional information about the backgrounds and qualifications of the Trustees is provided below.

The Board has four standing committees: the Audit Oversight Committee, the Nominating and Governance Committee, the Performance Committee, and the Valuation Committee. All Trustees currently serve on the Performance Committee and the Valuation Committee.  The Audit Oversight Committee and the Nominating and Governance Committee each consists exclusively of Disinterested Trustees.  The committees are integral to the Funds’ overall governance and risk management structure.  Each Disinterested Trustee serves on all four committees, which the Board believes allows each Disinterested Trustee to develop a broad understanding of all matters affecting the Trust for which the Board and committees are responsible.

The Audit Oversight Committee has oversight over the Trust’s accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust’s financial statements.  The Audit Oversight Committee also acts as liaison between the Trust’s independent registered public accounting firm and the Board.  Mr. Rigsby serves as Chairman of the Audit Oversight Committee.  The Audit Oversight Committee held one meeting during the last fiscal year.

The Nominating and Governance Committee operates pursuant to a written charter, which was most recently amended on March 20, 2014. The Nominating and Governance Committee is responsible for identifying, evaluating, and recommending candidates to serve as Disinterested Trustees, reviewing the composition of the Board, and reviewing and recommending Disinterested Trustee compensation.  The Nominating and Governance Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust (Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN).  The recommendation must include: (i) biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names)

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pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph.  Mr. Browning serves as Chairman of the Nominating and Governance Committee.  The Nominating and Governance Committee met four times during the last fiscal year.

The Performance Committee was constituted in order to enhance the communication between the Manager and the Disinterested Trustees regarding Fund performance.  The Performance Committee meets regularly after each calendar quarter-end to review and discuss Fund performance matters relating to the most recent quarter and for such other purposes as the Performance Committee may determine.  The Performance Committee met four times during the last fiscal year.

The Valuation Committee oversees the determination of the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act.  The Board delegates primary responsibility for determining or causing to be determined the value of each Fund’s investments to the Trust’s administrator, BNYM, pursuant to pricing policies and procedures (“Pricing and Valuation Procedures”) adopted by the Board.  The Pricing and Valuation Procedures include methodologies to be followed by a committee established by the Manager (the “FVP Committee”) in determining the fair values of portfolio securities and other assets held by the Funds for which market quotations are not readily available, and the Valuation Committee reviews these fair values.  The Valuation Committee periodically reviews information from BNYM, the Manager and the FVP Committee regarding valuation (including fair value determinations made pursuant to the Pricing and Valuation Procedures). The Valuation Committee also has the opportunity to meet, at least annually, with the members of the FVP Committee, and members of the FVP Committee are available to advise the Valuation Committee or the Board in connection with reviews of FVP Committee fair value determinations.  Generally, the FVP Committee or its representatives may, in their discretion, consult with the Valuation Committee.  If the FVP Committee makes a fair value decision relating to one or more securities or other instruments held by a Fund that would impact the NAV of such Fund above a threshold established by the Pricing and Valuation Procedures, the Valuation Committee must be consulted and shall meet as soon as practicable to review such fair value determination.  The Valuation Committee, which was formally constituted in 2014, did not meet during the last fiscal year.

The Manager serves as the investment adviser of each Fund pursuant to an investment advisory agreement between the Manager and the Trust.  The Manager, subject to the oversight of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives and policies, and also is responsible for management of the risks that arise from the Funds’ investments and operations.  The Board oversees the Manager and decides upon matters of general policy.  The Board’s role is one of oversight, not active investment management.  This oversight extends to the Funds’ risk management processes. In the course of providing oversight, the Board receives a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting.  The Board meets periodically with officers of the Trust and the Manager.  The Board also meets periodically with the Funds’ chief compliance officer to receive reports regarding the compliance of the Funds and the Manager with the federal securities laws and their internal compliance policies and procedures. The Board also receives a report from, and meets quarterly with, the Trust’s chief risk officer.  In addition,

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the Board and the Performance Committee meet periodically with representatives of the Manager to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds, their investment strategies and policies and the institutional nature of the investor base to which the Funds’ shares are offered.

The following table sets forth the trustees and officers of the Trust, their principal occupations during the past five years, and certain other information.  Each trustee oversees, and each officer serves, all ten Funds (nine of which are offered in the Prospectus and this SAI) which constitute the Baillie Gifford Funds complex, two of which have not commenced operations as of December 31, 2014.

Name and Age (1)	Position(s) Held with Trust	Length of Time Served (2)	Principal Occupation and Other Directorships Held During Past 5 Years (3)
Disinterested Trustees
John G. Barrie, Jr. Age 75	Trustee	Since 2000	Retired. Formerly: Assistant Treasurer, Dominion Resources, Inc. (electric and gas utility).
George W. Browning Age 73	Trustee	Since 2007	Retired. Formerly: Managing Director, Client Service, Babson Capital Management, LLC (investment adviser).
Howard W. Chin Age 62	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).
Bruce C. Long Age 70	Trustee	Since 2009	Global Financial Consultant. Formerly: Executive Vice President and director of various entities, Guardian Life Insurance (financial services).
Robert E. Rigsby Age 65	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Resources, Inc. (electric and gas utility).
Interested Trustee
Peter Hadden Age 57	Trustee, Chairman of the Board, and President	Since 2009	Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Ltd. (investment adviser); Formerly, Vice President of the Trust (2008 to 2009).

(1)    The address of each trustee and officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(2)    There is no stated term of office for the trustees and a trustee may serve until such trustee reaches the age of 75 years.  Thereafter, such trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually.  The Chairman of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board of Trustees.

(3)    Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

Name and Age (1)	Position(s) Held with Trust	Length of Time Served (2)	Principal Occupation During Past 5 Years (3)
Officers (other than officers who are also Trustees)
Andrew Telfer Age 47	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser); Director, Baillie Gifford Overseas Limited (investment adviser).

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Michael Stirling-Aird Age 38	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul Age 39	Vice President	Since 2012	Assistant Manager, Overseas Institutional Clients Accounting Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell Age 40	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
David Salter Age 39	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of products offered to the North American market.
Lindsay Cockburn Age 36	Treasurer	Since 2015	Manager, Institutional Accounting Department, Baillie Gifford & Co. (investment adviser).
Angus N.G. Macdonald Age 49	Secretary	Since 2000	Head of Group Legal for the Baillie Gifford Group (investment adviser).
Graham Laybourn Age 48	Chief Compliance Officer	Since 2005	Partner, Baillie Gifford & Co. (investment adviser); Group Compliance Officer, Director of Regulatory Risk and Legal, Baillie Gifford Group (investment adviser).
Evan Delaney Age 45	Chief Risk Officer	Since 2013	Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Gareth Griffiths Age 41	Vice President and Assistant Secretary	Since 2015	Senior Legal Advisor, Baillie Gifford & Co. (investment adviser).

(1)    The address of each officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(2)    The officers of the Trust are elected annually by the Board of Trustees.

(3)    Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee.  Generally, no one factor was decisive in the nomination or appointment of an individual to the Board.  Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following:  (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee.  Below is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Trustee should serve as a Trustee:

•                  John G. Barrie, Jr.

John G. Barrie, Jr. has over 40 years of professional experience in various accounting and financial capacities.  Most recently, as Assistant Treasurer of Dominion Resources, Inc. until 2000, Mr. Barrie had principal responsibility for administering the investment of over $1 billion of retirement plan assets, and was involved with internal and external auditors in establishing

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internal controls and procedures relating to the administration and reporting of retirement plan investments.

•                  George W. Browning

George W. Browning has over 35 years of professional experience in the investment management and financial services industries. Most recently, as Managing Director of Babson Capital Management, LLC until 2006, Mr. Browning was responsible for the relationship management of many of the firm’s institutional clients, the duties of which included reporting on portfolio management, strategy, performance and governance.

•                  Howard W. Chin

Howard W. Chin has over 27 years of professional experience in the asset management industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian’s mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian’s asset allocation among the various fixed income sectors.

•                  Peter Hadden

Peter Hadden has over 32 years of professional experience in the investment management and financial services industries.  As Chairman and a Director of the Manager and a Partner of the Manager’s parent company, Baillie Gifford & Co., Mr. Hadden is involved in the day-to-day operations of the Manager.

•                  Bruce C. Long

Bruce C. Long has over 46 years of professional experience in the securities, insurance, banking, and investment management industries.  Currently, Mr. Long serves as a consultant for international clients in the financial services industry.  Until 2008, Mr. Long was Executive Vice President of Guardian Life Insurance Company of America and President of The Guardian Insurance & Annuity Company, Inc., overseeing all registered products manufacturing and distribution.

•                  Robert E. Rigsby

Robert E. Rigsby has over 30 years of broad professional experience in the utility industry.  At the time of his retirement in 2002, he was President and COO of the Delivery Business at Dominion Resources, Inc.  He previously held positions of Executive Vice President, Senior Vice President Finance & Controller, Vice President Human Resources, and Vice President Information Systems.  Since his retirement, Mr. Rigsby has held leadership positions on the governing boards of two universities and several foundations.

As of December 31, 2014, none of the trustees were beneficial owners of any equity securities in (i) the Trust or (ii) any other registered investment companies overseen by the trustees within the same family of investment companies as the Trust.  As of December 31, 2014, no Disinterested Trustee or immediate family member of a Disinterested Trustee was a beneficial owner of any equity securities in (i) an investment adviser or principal underwriter of a Fund; or (ii) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

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The following tables set forth a summary of the compensation received by each of the trustees for services rendered as a trustee and, if applicable, committee chair, for the fiscal year ended December 31, 2014.  Each Disinterested Trustee received a retainer fee of $55,000.  The chairmen of the Audit Oversight Committee and the Nominating and Governance Committee received additional compensation of $5,000 and $2,500, respectively.  The Trust pays no compensation to its officers or to the trustees who are interested persons of the Trust.

Aggregate Compensation From Funds

	John G. Barrie, Jr., Trustee(1)	George W. Browning, Trustee and Chairman of the Nominating and Governance Committee	Howard W. Chin, Trustee(2)	Bruce C. Long, Trustee	Robert E. Rigsby, Trustee and Chairman of the Audit Oversight Committee(3)	Peter Hadden, Trustee, Chairman of the Board, and President
The International Equity Fund	$22,715.90	$21,769.39	—	$20,822.9	$20,822.90	—

The EAFE Fund	$22,033.51	$21,115.54	—	$20,197.38	$20,197.38	—

The EAFE Choice Fund	$1,327.25	$1,271.95	—	$1,216.65	$1,216.65	—

The EAFE Pure Fund	$316.16	$303.00	—	$289.83	$289.83	—

The Emerging Markets Fund	$4,423.43	$4,239.11	—	$4,054.80	$4,054.80	—

The Emerging Markets Bond Fund	—	—	—	—	—	—

The Global Alpha Equity Fund	$5,443.21	$5,216.42	—	$4,989.61	$4,989.61	—

The Long Term Global Growth Equity Fund	$182.70	$175.09	—	$167.47	$167.47	—

The North American Equity Fund	—	—	—	—	—	—

(1)         Mr. Barrie served as Chairman of the Audit Oversight Committee during the fiscal year ended December 31, 2014.

(2)         Mr. Chin became a Trustee effective January 1, 2015.

(3)         Mr. Rigsby became the Chairman of the Audit Oversight Committee effective January 1, 2015.

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Total Compensation From Trust and Fund Complex Paid to Trustees(1)

John G. Barrie, Jr., Trustee	George W. Browning, Trustee and Chairman of the Nominating and Governance Committee	Howard W. Chin, Trustee	Bruce C. Long, Trustee	Robert E. Rigsby, Trustee and Chairman of the Audit Oversight Committee	Peter Hadden, Trustee, Chairman of the Board, and President
$60,000	$57,500	—	$55,000	$55,000	—

(1)         All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or committees, which are not included in the amounts shown.  The amounts shown indicate the aggregate compensation paid to the trustees for their service on the board of the Trust and its ten series. During the 2014 fiscal year, no Trustee accrued pension or retirement benefits as part of the Trust’s expenses, and no Trustee is expected to receive annual benefits upon retirement.

Effective January 1, 2015, the Disinterested Trustees’ retainer fee is $70,000 per year, the retainer for the chairman of the Audit Oversight Committee is $6,500 and the retainer for the chairman of the Nominating and Governance committee is $3,500.

The Trust, the Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act.  This code of ethics permits personnel to invest in securities, including securities that may be purchased or held by the Funds, subject to restrictions.

3.2                     Control Persons and Principal Holders of Securities

As of April 22, 2015, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” because it owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares is shown below. The Trust believes that no other person or group owns of record or beneficially 5% or more of the shares of any class of a Fund.

International Equity Fund

Investor	Investor Address	Percentage Ownership of Class
The University of Connecticut Foundation, Inc — Class 1	2390 Alumni Drive, Unit 3206, Storrs, CT 06260	96.65%
VOYA Retirement Plan — Class 2	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	12.41%
American Family Insurance Group Master Retirement Trust — Class 2	Investment Division — Q21G, 6000 American Parkway, Madison, WI 53783	12.15%
Teledyne Technologies — Class 2	1049 Camino Dos Rios, Thousand Oaks, CA 91360	10.13%
Allegheny County — Class 2	Room 106, County Office Building, 542 Forbes Avenue, Pittsburgh, PA 15219	8.39%
Charles Stewart Mott Foundation — Class 2	201 West Big Beaver Road, Suite 900, TROY, MI, 48084-4169	8.05%
Ford family Foundation — Class 2	1600 NW Stewart Parkway, Roseburg, OR, 97471-1957	6.78%
P H Glatfelter — Class 2	96 South George Street, Suite 500, York, PA 17401 1434	5.25%
City of Phoenix Public Employees Retirement System — Class 3	Phoenix City Hall, 200 W Washington Street, 10th Floor, Phoenix, AZ 85003	17.01%
Ameren Corporation Master Retirement Trust — Class 3	1901 Chouteu Avenue, Saint Louis, MO 63166-6149	14.50%
Commander Navy Installations Command Retirement Trust — Class 3	5720 Integrity Drive, Building 457, Millington, TN 38055	13.88%
Cargill Inc — Class 3	9350 Excelsior Blvd, MS # 15-4-9350, Hopkins, MN 55343	13.78%
Battelle Pension Trust — Class 3	505 King Avenue, Columbus, OH 43201-2693	11.67%
Employees’ Retirement Plan of the National Education Association — Class 3	Suite 210, 1201 16th Street NW, Washington, 20036	11.11%
Pinnacle West Corporation — Class 3	400 N Fifth Street, Phoenix, AZ 85004	9.22%
The State of Michigan Retirement System — Class 4	2501 Coolidge Road, Suite 400, East Lansing, MI 48823	100.00%
Sysco Corp Retirement Plan — Class 5	1390 Enclave Parkway, Houston, TX 77077	100.00%

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EAFE Fund

Investor	Investor Address	Percentage Ownership of Class
Trustees of Tufts College — Class 2	99 High Street, Suite 1700, Boston, MA 02110	11.24%
The McKnight Foundation — Class 2	710 South Second Street, Suite 400, Minneapolis, MN 55401	9.67%
The Lynde & Harry Bradley Foundation, Inc — Class 2	1241 North Franklin Place, Milwaukee, WI 53202	8.84%
Austin Firefighters Relief & Retirement Fund — Class 2	4101 Parkstone Heights Drive Suite 270, Austin, TX 78746	8.02%
Prince George’s County Police Pension Plan — Class 2	1400 McCormick Drive, Suite 110, Largo, MD 20774	6.98%
The Carle Foundation — Class 2	The Carle Foundation Hospital, 611 W. Park St., Loc.Code: SSC2, URBANA, IL, 61801 2595, USA	5.81%
University of South Florida Foundation — Class 2	4202 E. Fowler Avenue, Tampa, FL 33620	5.52%
Energizer Holdings, Inc Retirement Plan Trust — Class 2	533 Maryville University Drive, St. Louis, MO, 63141	5.40%
The Aerospace Employees’ Retirement Plan — Class 3	2310 E. El Segundo Blvd, MI/361, El Segundo, CA 90245	26.01%
Anadarko Petroleum Corporation Master Trust — Class 3	1201 Lake Robbins Drive, The Woodlands, TX 77380	22.28%
Presbyterian Healthcare Services Foundation — Class 3	2501 Buena Vista Drive, S.E., Albuquerque, NM 87106	19.50%
Iowa Public Safety Peace Officers Retirement, Accident and Disability System — Class 3	State Capital Building, Room No 114, Des Moines, IA 50319	18.47%
Iowa Judicial Retirement System — Class 3	State Treasurer’s Office, Capitol Building, Des Moines, IA 50319	6.85%
Presbyterian Healthcare Services Pension Plan — Class 3	2501 Buena Vista Drive, S.E., Albuquerque, NM 87106	5.22%
City of Jacksonville — Class 4	117 West Duvall Street, Suite 300, Jacksonville, FL 32202	54.77%
Jacksonville Police and Fire Pension Fund — Class 4	One West Adams Street, Suite 100, Jacksonville, FL 32202-3616	45.23%
Kentucky Teachers’ Retirement System — Class 5	479 Versailles Road, Frankfort, KY 40601-3800	100.00%

18

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Statement of Additional Information

EAFE Choice Fund

Investor	Investor Address	Percentage Ownership of Class
Elkhart General Hospital Inc. — Class 1	600 East Boulevard, Elkhart, IN 46514	65.09%
Elkhart General Hospital Employee Pension Plan Trust — Class 1	600 East Boulevard, Elkhart, IN 46514	34.91%
Riverwood International Corporate Master Pension Trust — Class 2	9th Floor, 1500 Riveredge Parkway NW, Atlanta, GA 30328	40.85%
Lexington-Fayette Urban County Government PFRF — Class 2	200 East Main Street, Lexington, KY, 405705	32.53%
The National Magazine Pension Scheme — Class 2	72 Broadwick Street, London, WIF 9EP	26.62%
Wilshire Solutions Funds Trust — Class 3	210 Sixth Avenue, Suite 3720, Pittsburgh, PA, 15222	59.21%
Dole Food Company — Class 3	c/o Wilshire Associates Incorporated, 210 Sixth Avenue, Suite 3720, PITTSBURGH, PA, 15222, USA	40.79%

EAFE Pure Fund

Investor	Investor Address	Percentage Ownership of Class
US Army Non Appropriated Fund — Class 2	2455 Reynolds Road, Fort Sam Houston, Texas, 78234	60.25%
College Savings Plans of Maryland on behalf of the college savings plans of Maryland Board	217 E. Redwood Street, Suite 1350, Baltimore, MD, 21202, USA	39.75%

Emerging Markets Fund

Investor	Investor Address	Percentage Ownership of Class
BlueCross BlueShield of Tennessee — Class 2	1 Cameron Hill Cirlce, Chattanooga, TN, 37402, USA	65.22%
Tennessee Health Foundation — Class 2	1 Cameron Hill Cirlce, Chattanooga, TN, 37402, USA	34.78%
Nebraska State Investment Council, a Nebraska state investment agency — Class 3	1526 K Street, Suite 420, LINCOLN, NE, 68508, USA	41.18%
SBC Master Pension Trust (EM) — Class 3	208 S. Akard Street, 27th floor, Dallas, Texas, 75202	21.79%
Salvation Army Southern Territory — Class 3	1424 Northeast Expressway, Atlanta, GA, 30329-2088	17.11%
Fire and Police Pension Association of Colorado — Class 3	5290 DTC Parkway, Suite 100, Greenwood Village, Colorado 80111-2721	10.55%
AT&T Savings Group Investment Trust (EM) — Class 3	208 S. Akard Street, 27th floor, Dallas, Texas, 75202	5.46%

19

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Statement of Additional Information

Global Alpha Equity Fund

Investor	Investor Address	Percentage Ownership of Class
SSM Health Care Portfolio — Class 2	10101 Woodfield Lane, St Louis, MO, 63132	38.28%
Northwest Area Foundation — Class 2	60 Plato Boulevard East, Suite 400, St Paul, MN, 55107	17.79%
Meristem Global — Class 2	601 Carlson Parkway Suite 800, Minnetonka, MN 55424	17.08%
University Hospitals Health System, Inc — Class 2	3605 Warrensville Center Road, MSC-9155, Shaker Heights, Ohio, 44122	13.64%
Hallmark Cards, Incorporated Master Trust — Class 2	2501 McGee Trafficway, PO BOX 419580, MD 319, Kansas City 64141-6580, USA	13.21%
Dun & Bradstreet Corporation — Class 3	103 JFK Parkway, Short Hills, NJ 07078	28.61%
Freeport McMoRan Corporation Defined Benefit Master Trust — Class 3	333 North Central Avenue, Phoenix, AZ 85004-3014	23.99%
Promedica Health System Trust — Class 3	1801 Richards Road, Toledo, OH, 43607, USA	20.25%
Scripps Health — Class 3	4275 Camous Point Court, CP215, San Diego, 92121, CA, USA	20.11%

Promedica Health System Defined Benefit — Class 3	1801 Richards Road, Toledo, OH, 43607, USA	7.04%

Long Term Global Growth Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
Longwood Foundation Inc — Class 2	100 West 10th Street, Suite 1109, Wilmington, DE 19801	100.00%

As of April 22, 2015, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below.  A controlling person’s vote could have a more significant effect on matters presented to shareholders of a Fund for approval than the vote of other shareholders of such Fund.

International Equity Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
None

EAFE Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
Kentucky Teachers’ Retirement System	479 Versailles Road, Frankfort, KY 40601-3800	35.68%

EAFE Choice Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
Riverwood International Corporate Master Pension Trust	9th Floor, 1500 Riveredge Parkway NW, Atlanta, GA 30328	32.38%
Lexington-Fayette Urban County Government PFRF	200 East Main Street, Lexington, KY, 405705	25.79%

20

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Statement of Additional Information

EAFE Pure Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
US Army Non Appropriated Fund	2455 Reynolds Road, Fort Sam Houston, Texas, 78234	60.25%
College Savings Plan of Maryland	217 East Redwood Street, Suite 1350, Baltimore MD,21202	39.75%

Emerging Markets Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
Nebraska State Investment Council, a Nebraska state investment agency	1526 K Street, Suite 420, LINCOLN, NE, 68508, USA	37.78%

Global Alpha Equity Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
None

Long Term Global Growth Equity Fund

Investor	Investor Address	Percentage Ownership of Voting Securities of the Fund
Longwood Foundation Inc	100 West 10th Street, Suite 1109, Wilmington, DE, 19801	100.00%

As of Aril 22, 2015, none of the officers or Trustees of the Trust were beneficial owners of any equity securities in the Trust.

3.3                     Proxy Voting

The Trust has delegated to the Manager responsibility for the voting of proxies with respect to voting securities held by the Funds.  The Manager has adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”) that it uses on the Trust’s behalf to vote proxies related to securities held by the Funds.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on material matters, and the responsibilities and accountability of the board of directors.  The Principles are based upon the principles developed by the Organisation for Economic Co-operation and Development, which the Manager believes are appropriate for most markets.  The Manager recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which the Funds invest.  Therefore, the Guidelines include as appendices detailed corporate governance standards for the U.K. and Japan and may include overseas corporate governance codes, where these are available and appropriate.  In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues.

The Manager also recognizes that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly.  Rather, it applies them with care, giving due consideration to the

21

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Statement of Additional Information

specific circumstances of individual companies.  In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients, including the Funds.

The Corporate Governance Team of the Manager and its affiliates (collectively, the “Baillie Gifford Group”) develops and administers the Guidelines.  The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies.  The Corporate Governance Manager reports to the Chief Investment Officer.  In evaluating each proxy, the Corporate Governance Team follows the Guidelines.  It also considers third party analysis, the Baillie Gifford Group’s own research and discussions with company management.  If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote.

The Manager recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship.  The Corporate Governance Manager is responsible for monitoring possible material conflicts of interest with respect to proxy voting.  Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest.  However, as noted above, the Manager does not rigidly apply the Guidelines and proxies may relate to matters not specifically addressed in the Guidelines.  For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management’s recommendation, the Management Committee, which comprises five senior Baillie Gifford Group partners, will review the voting rationale, consider whether business relationships between Baillie Gifford Group and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of clients.

The Manager endeavors to vote a Fund’s shares in all markets.  However, it is difficult to vote in some overseas markets because of costly trading restrictions.  For example, in the French and Italian markets, shares are “blocked”, which means that the Manager is unable to direct selling should it so desire, from the time that it votes until the close of the company meeting.  The Manager will therefore only vote in these markets where it views the benefits of voting clients’ shares, such as with respect to a merger or acquisition, as exceeding the risks involved.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling Julie Paul at Baillie Gifford Overseas Limited at 011-44-131-275-2363, by accessing the Trust’s website, or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.  Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

4 -                      Investment Advisory and Other Services

4.1                     Advisory Agreement

The Manager serves as the investment adviser of the Funds under a single amended and restated investment advisory agreement dated January 1, 2015. The Manager is a wholly-owned subsidiary of Baillie Gifford & Co, which is generally engaged in the business of investment management.  Both the Manager and Baillie Gifford & Co. are authorized and regulated in the U.K. by the Financial Conduct Authority.

22

Baillie Gifford Funds
Statement of Additional Information

Under the investment advisory agreement, the Manager manages the investment and reinvestment of the assets of each Fund and generally administers its affairs, subject to oversight by the Board of Trustees of the Trust as described above.  The Manager also serves as the investment manager to the series of the Trust not offered in the Prospectus or included in this SAI.  The Manager furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services.  For these services, the investment advisory agreement provides that each Fund shall pay the Manager a investment advisory fee quarterly as stated in the Prospectus.

For each Fund, the advisor fees are calculated based on a fixed percentage of the Fund’s average daily net assets. The Emerging Markets Fund paid investment advisory fees of $2,263,759 for the fiscal year ended 2014, $2,035,074 for the fiscal year ended 2013, and $2,123,525 for the fiscal year ended 2012.  The Emerging Markets Fund paid shareholder service fees of $457,676 for the fiscal year ended 2014, $459,058 for the fiscal year ended 2013, and $438,357 for the fiscal year ended 2012.

The International Equity Fund paid investment advisory fees of $6,112,336 for the fiscal year ended 2014, $5,642,205 for the fiscal year ended 2013, and $5,081,253 for the fiscal year ended 2012.  The International Equity Fund paid shareholder service fees of $5,012,964 for the fiscal year ended 2014, $4,949,552 for the fiscal year ended 2013, and $4,230,755 for the fiscal year ended 2012.

The EAFE Fund paid investment advisory fees of $5,931,630 for the fiscal year ended 2014, $5,431,012 for the fiscal year ended 2013, and $4,689,805 for the fiscal year ended 2012. The EAFE Fund paid shareholder service fees of $4,584,937 for the fiscal year ended 2014, $4,445,685 for the fiscal year ended 2013, and $4,114,330 for the fiscal year ended 2012.

The EAFE Choice Fund paid investment advisory fees of $338,032 for the fiscal year ended 2014, $299,057 for the fiscal year ended 2013, and $433,422 for the fiscal year ended 2012.  The EAFE Choice Fund paid shareholder service fees of $395,271 for the fiscal year ended 2014, $301,217 for the fiscal year ended 2013, and $435,887 for the fiscal year ended 2012.

The Global Alpha Equity Fund paid investment advisory fees of $1,690,959 for the fiscal year ended 2014, $1,099,102 for the fiscal year ended 2013, and $499,355 for the fiscal year ended 2012. The Global Alpha Equity Fund paid shareholder service fees of $1,224,773 for the fiscal year ended 2014, $827,683 for the fiscal year ended 2013, $392,005 for the fiscal year ended 2012.

The EAFE Pure Fund paid investment advisory fees of $81,284 for the fiscal period from April 15, 2014 (when it commenced operations) to December 31, 2014. The EAFE Pure Fund paid shareholder service fees of $87,787 for the fiscal period from April 15, 2014 (when it commenced operations) to December 31, 2014.

The Long Term Global Growth Equity Fund paid investment advisory fees of $69,881 for the fiscal period from June 10, 2014 (when it commenced operations) to December 31, 2014. The Long Term Global Growth Equity fund paid shareholder service fees of $24,882 for the fiscal period from June 10, 2014 (when it commenced operations) to December 31, 2014.

The North American Equity Fund and The Emerging Markets Bond Fund had not yet commenced operations as of the end of the most recently completed fiscal year.  Therefore, these Funds have not paid any advisory fees during any completed fiscal year of the Trust.

The investment advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the

23

Baillie Gifford Funds
Statement of Additional Information

Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.  The investment advisory agreement may be amended in a manner consistent with the 1940 Act, including the interpretation thereof that amendments that do not increase the compensation of the Manager or otherwise fundamentally alter the relationship of the Trust with the Manager do not require shareholder approval if approved by the requisite majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party.

The investment advisory agreement may be terminated without penalty by vote of the trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days’ written notice, or by the Manager upon sixty days’ written notice, and the agreement terminates automatically in the event of its assignment.

The investment advisory agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager acts as investment adviser to numerous other corporate and fiduciary clients.

Certain officers and the interested trustee of the Trust also serve as officers, directors and trustees of other investment companies and clients advised by the Manager.  The other investment companies and clients sometimes invest in securities in which the Funds also invest.  If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each.  It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells.  In other cases, however, it is believed that these practices may benefit the Funds.  It is the opinion of the Board of Trustees that the desirability of retaining the Manager as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

24

Baillie Gifford Funds
Statement of Additional Information

4.2                     Portfolio Managers

The Manager manages a broad range of equity and fixed income funds and mandates and operates an active, fundamental approach to stock selection.  Investment decisions made by the Manager for a Fund are made by teams organized for that purpose.

4.3                     Other Accounts Managed by Portfolio Managers

The following table shows information regarding other accounts managed by the Funds’ managers.  The information is provided as of December 31, 2014, except as noted below.

4.3.1                     International Equity Fund

Gerald Smith	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	3	3,060	0	0
Other Pooled Investment Vehicles	2	1,769	0	0
Other Accounts	35	12,503	5	3,256

Ownership of Securities - As of December 31, 2014, Mr. Smith did not beneficially own any equity securities of The International Equity Fund.

Jonathan Bates	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	3	3,060	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	35	12,503	5	3,256

Ownership of Securities - As of December 31, 2014, Mr. Bates did not beneficially own any equity securities of The International Equity Fund.

Angus Franklin	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	3	3,060	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	35	12,503	5	3,256

Ownership of Securities - As of December 31, 2014, Mr. Franklin did not beneficially own any equity securities of The International Equity Fund.

25

Baillie Gifford Funds
Statement of Additional Information

Donald Farquharson	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	3	3,060	0	0
Other Pooled Investment Vehicles	5	2,148	0	0
Other Accounts	46	19,238	7	3,865

Ownership of Securities - As of December 31, 2014, Mr. Farquharson did not beneficially own any equity securities of The International Equity Fund.

Andrew Strathdee	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	3	3,060	0	0
Other Pooled Investment Vehicles	4	1,128	0	0
Other Accounts	51	16,762	7	4,013

Ownership of Securities - As of December 31, 2014, Mr. Strathdee did not beneficially own any equity securities of The International Equity Fund.

4.3.2                     EAFE Fund

James Anderson	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	5	13,513	2	12,401
Other Pooled Investment Vehicles	7	8,629	0	0
Other Accounts	88	36,833	9	6,845

Ownership of Securities - As of December 31, 2014, Mr. Anderson did not beneficially own any equity securities of The EAFE Fund.

Lawrence Burns	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	13,487	2	12,401
Other Pooled Investment Vehicles	4	1,401	0	0
Other Accounts	32	12,464	0	0

Ownership of Securities - As of December 31, 2014, Mr. Burns did not beneficially own any equity securities of The EAFE Fund.

26

Baillie Gifford Funds
Statement of Additional Information

Tom Coutts	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	13,487	2	12,401
Other Pooled Investment Vehicles	6	1,729	0	0
Other Accounts	33	13,265	0	0

Ownership of Securities - As of December 31, 2014, Mr. Coutts did not beneficially own any equity securities of The EAFE Fund.

Kavé Sigaroudinia	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	13,487	2	12,401
Other Pooled Investment Vehicles	4	1,401	0	0
Other Accounts	32	12,464	0	0

Ownership of Securities - As of December 31, 2014, Mr. Sigaroudinia did not beneficially own any equity securities of The EAFE Fund.

Nick Thomas	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	13,487	2	12,401
Other Pooled Investment Vehicles	4	1,401	0	0
Other Accounts	32	12,464	0	0

Ownership of Securities - As of December 31, 2014, Mr. Thomas did not beneficially own any equity securities of The EAFE Fund.

Sarah Whitley	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	13,487	2	12,401
Other Pooled Investment Vehicles	9	3,549	0	0
Other Accounts	43	19,200	0	0

Ownership of Securities - As of December 31, 2014, Ms. Whitley did not beneficially own any equity securities of The EAFE Fund.

27

Baillie Gifford Funds
Statement of Additional Information

4.3.3                     EAFE Choice Fund

Gerard Callahan	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	798	0	0
Other Pooled Investment Vehicles	3	585	0	0
Other Accounts	35	8,169	1	260

Ownership of Securities - As of December 31, 2014, Mr. Callahan did not beneficially own any equity securities of The EAFE Choice Fund.

Sophie Earnshaw	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	5	1,285	0	0
Other Pooled Investment Vehicles	10	3,371	0	0
Other Accounts	45	16,493	3	4,014

Ownership of Securities - As of December 31, 2014, Ms. Earnshaw did not beneficially own any equity securities of The EAFE Choice Fund.

Mortiz Sitte	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	798	0	0
Other Pooled Investment Vehicles	3	388	0	0
Other Accounts	32	8,560	1	260

Ownership of Securities - As of December 31, 2014, Mr. Sitte did not beneficially own any equity securities of The EAFE Choice Fund.

Tom Walsh	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	798	0	0
Other Pooled Investment Vehicles	3	1,829	0	0
Other Accounts	31	7,759	1	260

Ownership of Securities - As of December 31, 2014, Mr. Walsh did not beneficially own any equity securities of The EAFE Choice Fund.

Joe Faraday	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	798	0	0
Other Pooled Investment Vehicles	1	60	0	0
Other Accounts	31	7,759	1	260

28

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Statement of Additional Information

Ownership of Securities - As of December 31, 2014, Mr. Faraday did not beneficially own any equity securities of The EAFE Choice Fund.

Iain Campbell	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	798	0	0
Other Pooled Investment Vehicles	2	169	0	0
Other Accounts	34	7,914	1	260

Ownership of Securities - As of December 31, 2014, Mr. Campbell did not beneficially own any equity securities of The EAFE Choice Fund.

4.3.4                     EAFE Pure Fund

Gerard Callahan	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	903	0	0
Other Pooled Investment Vehicles	3	585	0	0
Other Accounts	35	8,169	1	260

Ownership of Securities - As of December 31, 2014, Mr. Callahan did not beneficially own any equity securities of The EAFE Pure Fund.

Sophie Earnshaw	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	5	1,391	0	0
Other Pooled Investment Vehicles	10	3,371	0	0
Other Accounts	45	16,493	3	4,014

Ownership of Securities - As of December 31, 2014, Ms. Earnshaw did not beneficially own any equity securities of The EAFE Pure Fund.

Mortiz Sitte	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	903	0	0
Other Pooled Investment Vehicles	3	388	0	0
Other Accounts	32	8,560	1	260

Ownership of Securities - As of December 31, 2014, Mr. Sitte did not beneficially own any equity securities of The EAFE Pure Fund.

29

Baillie Gifford Funds
Statement of Additional Information

Tom Walsh	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	903	0	0
Other Pooled Investment Vehicles	3	1,829	0	0
Other Accounts	31	7,759	1	260

Ownership of Securities - As of December 31, 2014, Mr. Walsh did not beneficially own any equity securities of The EAFE Pure Fund.

Joe Faraday	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	903	0	0
Other Pooled Investment Vehicles	1	60	0	0
Other Accounts	31	7,759	1	260

Ownership of Securities - As of December 31, 2014, Mr. Faraday did not beneficially own any equity securities of The EAFE Pure Fund.

Iain Campbell	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	903	0	0
Other Pooled Investment Vehicles	2	169	0	0
Other Accounts	34	7,914	1	260

Ownership of Securities - As of December 31, 2014, Mr. Campbell did not beneficially own any equity securities of The EAFE Pure Fund.

4.3.5                     Emerging Markets Fund

Richard Sneller	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	3,310	0	0
Other Accounts	14	8,734	2	3,753

Ownership of Securities - As of December 31, 2014, Mr. Sneller did not beneficially own any equity securities of The Emerging Markets Fund.

William Sutcliffe	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	3,310	0	0
Other Accounts	14	8,734	2	3,753

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Ownership of Securities - As of December 31, 2014, Mr. Sutcliffe did not beneficially own any equity securities of The Emerging Markets Fund.

Mike Gush	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	3,310	0	0
Other Accounts	14	8,734	2	3,753

Ownership of Securities - As of December 31, 2014, Mr. Gush did not beneficially own any equity securities of The Emerging Markets Fund.

Andrew Stobart	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	4	5,362	0	0
Other Pooled Investment Vehicles	9	3,310	0	0
Other Accounts	49	21,236	6	6,905

Ownership of Securities - As of December 31, 2014, Mr. Stobart did not beneficially own any equity securities of The Emerging Markets Fund.

Ewan Markson-Brown	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	3,310	0	0
Other Accounts	14	8,734	2	3,753

Ownership of Securities - As of December 31, 2014, Mr. Markson-Brown did not beneficially own any equity securities of The Emerging Markets Fund.

4.3.6                     Emerging Markets Bond Fund

Steven Hay	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	2,983	0	0
Other Accounts	1	679	1	679

Ownership of Securities - As of December 31, 2014, Mr. Hay did not beneficially own any equity securities of The Emerging Markets Bond Fund.

Phil Annen	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	2,983	0	0
Other Accounts	1	679	1	679

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Ownership of Securities - As of December 31, 2014, Mr. Annen did not beneficially own any equity securities of The Emerging Markets Bond Fund.

Sally Greig	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	2,983	0	0
Other Accounts	1	679	1	679

Ownership of Securities - As of December 31, 2014, Ms. Grieg did not beneficially own any equity securities of The Emerging Markets Bond Fund.

John Berry	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	9	2,983	0	0
Other Accounts	1	679	1	679

Ownership of Securities - As of December 31, 2014, Mr. Berry did not beneficially own any equity securities of The Emerging Markets Bond Fund.

4.3.7                     Global Alpha Equity Fund

Charles Plowden	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	2	1,754	1	1,459
Other Pooled Investment Vehicles	10	10,545	0	0
Other Accounts	46	17,727	7	4,155

Ownership of Securities - As of December 31, 2014, Mr. Plowden did not beneficially own any equity securities in The Global Alpha Equity Fund.

Malcolm MacColl	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	2	1,754	1	1,459
Other Pooled Investment Vehicles	10	10,545	0	0
Other Accounts	46	17,727	7	4,155

Ownership of Securities - As of December 31, 2014, Mr. MacColl did not beneficially own any equity securities in The Global Alpha Equity Fund.

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Spencer Adair	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	2	1,754	1	1,459
Other Pooled Investment Vehicles	10	10,545	0	0
Other Accounts	46	17,727	7	4,155

Ownership of Securities - As of December 31, 2014, Mr. Adair did not beneficially own any equity securities in The Global Alpha Equity Fund.

4.3.8                     Long Term Global Growth Equity Fund

James Anderson	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	5	15,739	2	12,401
Other Pooled Investment Vehicles	7	8,629	0	0
Other Accounts	88	36,833	9	6,845

Ownership of Securities - As of December 31, 2014, Mr. Anderson did not beneficially own any equity securities of The Long Term Global Growth Equity Fund.

Mark Urquhart	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	2	1,786	0	0
Other Accounts	56	24,370	9	6,845

Ownership of Securities - As of December 31, 2014, Mr. Urquhart did not beneficially own any equity securities in The Long Term Global Growth Equity Fund.

Tom Slater	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	7,228	0	0
Other Accounts	56	24,370	9	6,845

Ownership of Securities - As of December 31, 2014, Mr. Slater did not beneficially own any equity securities in The Long Term Global Growth Equity Fund.

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4.3.9                     North American Equity Fund

Gary Robinson	Number of Accounts	Total Assets in Accounts (US$m)	Number of Accounts where advisory fee is based on account performance	Total Assets in Accounts where advisory fee is based on account performance (US$m)
Registered Investment Companies	2	808	1	402
Other Pooled Investment Vehicles	3	890	0	0
Other Accounts	1	82	0	0

Ownership of Securities - As of March 31, 2015, Mr. Robinson did not beneficially own any equity securities in The North American Equity Fund.

4.4                     Material Conflicts of Interest

The Manager’s individual portfolio managers may manage multiple accounts for multiple clients.  In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds.  The Manager manages potential conflicts between the Funds and other types of accounts through allocation policies and procedures, and internal review processes.  The Manager has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another.  Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

4.5                     Compensation

As of December 31, 2014, compensation arrangements within the Manager vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.  For employees, a portfolio manager’s compensation generally consists of base salary, bonus, and, for a small number of senior staff, payments under Baillie Gifford’s deferred bonus scheme.  In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.  Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford offers.  These plans are structured to provide the same retirement benefits as the standard retirement benefits.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by team and individual performance.  Team performance will generally be measured on investment performance over a three or five year basis and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff.  Individual performance will be measured on both the achievement of objectives and the delivery of key role competencies, as assessed during the annual performance and development review. The bonus is paid on an annual basis.

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For a limited number of senior individuals, Baillie Gifford offers a deferred bonus scheme where a proportion of the bonus is deferred for a three year period.

From March 2014, bonus payments for staff will be subject to deferral arrangements where between 20-40% of the bonus will be deferred on a pro rata basis over 3 years.  Deferred amounts are retained in shares in a series of pooled funds operated by Baillie Gifford.

Richard Sneller, James Anderson, Gerald Smith, Charles Plowden, Jonathan Bates, Angus Franklin, Andrew Strathdee, Nicholas Thomas, Kavé Sigaroudinia, Sarah Whitley, William Sutcliffe, Malcolm MacColl, Spencer Adair, Gerard Callahan, Mark Urquhart, Tom Slater and Tom Coutts are partners of Baillie Gifford & Co. Their remuneration comprises a base salary and a share of the partnership profits.  The profit share is calculated as a percentage of total partnership profits based on seniority and role within Baillie Gifford & Co.  The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement.  The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.  Partners in their first few years receive salaries and a bonus.  The bonuses are calculated in the same way as those for staff but exclude the deferred element.  A proportion of the bonus paid will be retained to be used to buy capital shares in the partnership.

4.6                     Administrator

The Bank of New York Mellon (“BNYM”), One Wall Street, New York, New York 10286, serves as the Funds’ administrator pursuant to an Administrative Services Agreement.  Each Fund pays BNYM as administrator an annual fee at the rate of 0.06% of the first $350 million of such fund’s average net assets and 0.045% of any average assets above $350 million.

The Emerging Markets Fund paid BNYM administrative fees of $ 279,070 for the fiscal year ended 2014, $254,972 for the fiscal year ended 2013, and $261,777 for the fiscal year ended 2012. The International Equity Fund paid BNYM administrative fees of $1,195,919 for the fiscal year ended 2014, $1,115,048 for the fiscal year ended 2013, and $846,728 for the fiscal year ended 2012. The EAFE Fund paid BNYM administrative fees of $1,162,594 for the fiscal year ended 2014, $1,049,475 for the fiscal year ended 2013, and $884,789 for the fiscal year ended 2012. The EAFE Choice Fund paid BNYM administrative fees of $102,914 for the fiscal year ended 2014, $106,531 for the fiscal year ended 2013, and $119,225 for the fiscal year ended 2012.  The Global Alpha Equity Fund paid BNYM administrative fees of $323,093 for the fiscal year ended 2014, $242,508 for the fiscal year ended 2013, $105,737 for the fiscal year ended 2012. The EAFE Pure Fund paid BNYM administrative fees of $37,025 for the fiscal period from April 15, 2014 (when it commenced operations) to December 31, 2014. The Long Term Global Growth Equity paid BNYM administrative fees of $18,782 for the fiscal period from June 10, 2014 (when it commenced operations) to December 31, 2014. The North American Equity Fund and The Emerging Markets Bond Fund had not yet commenced operations as of the end of the most recently completed fiscal year.  Therefore, these Funds have not paid any administrative fees during any completed fiscal year of the Trust.  The fees noted above were accrued for the fiscal period indicated, but may have been paid after the end of such fiscal period.

4.7                     Custodial Arrangements

BNYM is also the Trust’s custodian.  As such, BNYM or sub-custodians acting at its direction hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds.  Upon instruction, BNYM or such sub-custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities.

4.8                     Transfer Agency Arrangements

Since January 17, 2015, BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust’s transfer agent, registrar and dividend disbursing agent.

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4.9                     Independent Registered Public Accounting Firm

BBD, LLP has been appointed to serve as independent registered public accounting firm to the Trust and will conduct an annual audit of the financial statements of each operational Fund and provide other audit related and tax services.

4.10              Underwriter

Baillie Gifford Funds Services LLC (“BGFS”), a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds. Under the distribution agreement with the Trust, BGFS will offer and sell shares to investors as agent of each Fund either directly or through brokers, dealers and other financial institutions which enter into selling agreements with BGFS. The distribution agreement provides that BGFS will use all reasonable best efforts in connection with the distribution of shares of the Funds. The Funds’ shares will be offered on a continuous basis.

4.11              Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, is the Trust’s legal counsel.

5 -                      Distribution and Service Plans

The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) with the Manager, under which the Manager has agreed to act as shareholder servicer for the Funds. The Trust has also adopted a Shareholder Service Plan pursuant to Rule 12b-1 of the 1940 Act (the “Shareholder Service Plan”). The Shareholder Service Fees collected by the Manager (as described in the Prospectus under “Share Classes”) are for services that are not primarily intended to result in the sale of Fund shares.  Currently, no distribution fees under Rule 12b-1 are payable under the Shareholder Servicing Agreement or the Shareholder Service Plan.  If the Board of Trustees authorizes distribution payments under Rule 12b-1 in the future for any class of Shares, the Manager or another service provider might collect distribution fees under Rule 12b-1, but only after appropriate authorization by the Trustees and after the Trust’s Prospectus has been updated to reflect such additional fees.

6 -                      Portfolio Transactions and Brokerage

In placing orders for the purchase and sale of portfolio securities for the Funds, the Manager seeks to obtain the best price and execution.  Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of the Manager, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

The Manager selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction.  This does not necessarily mean that the lowest available brokerage commission will be paid.  However, the commissions are believed to be competitive with generally prevailing rates.  The Manager will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data.  In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment

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by the broker in connection with the order, are taken into account.  The Funds may pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker.

The Funds regularly engage in foreign currency transactions, and the Manager uses a similar approach for the selection of counterparties in connection with foreign currency transactions. Although the Manager executes certain foreign currency transactions internally through its foreign currency trading desk, the Manager may determine that certain transactions may not be most efficiently executed by its trading desk, and therefore such transactions may be administered by a third party such as the Fund’s custodian.  Such transactions tend to be in smaller amounts (for example, income repatriation), and such transactions may be executed by such third parties in accordance with standing instructions received from the Manager.  Given the nature of such transactions and the general size of the markets, the Manager has limited ability to analyze or review the specific details and efficiency of trading in these amounts.

Receipt of research services from brokers may sometimes be a factor in selecting a broker which the Manager believes will provide best execution for a transaction.  These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with analysts and specialists.  Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the Manager’s expenses.  Such services may be used by the Manager in servicing other client accounts and in some cases may not be used with respect to the Funds.  Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

During the fiscal year ended December 31, 2014, no Fund directed brokerage transactions.

The aggregate amount of brokerage commissions paid by The Emerging Markets Fund on portfolio transactions was $313,490 for the fiscal year ended 2014, $470,368 for the fiscal year ended 2013, and $691,484 for the fiscal year ended 2012. The decrease in brokerage commissions paid by The Emerging Markets Fund between fiscal year ended 2014 and fiscal year ended 2013 was the result of a decrease in The Emerging Markets Fund's portfolio turnover rate, which led to a decrease in trading.

The aggregate amount of brokerage commissions paid by The International Equity Fund on portfolio transactions was $282,439 for the fiscal year ended 2014, $660,072 for the fiscal year ended 2013, and $712,979 for the fiscal year ended 2012.  The decrease in brokerage commissions paid by The International Equity Fund between fiscal year ended 2013 and fiscal year ended 2014 was the result of a decrease in The International Equity Fund's portfolio turnover rate, which led to a decrease in trading.

The aggregate amount of brokerage commissions paid by the EAFE Fund on portfolio transactions was $442,397 for the fiscal year ended 2014, $478,923 for the fiscal year ended 2013, and $596,917 for the fiscal year ended 2012.

The aggregate amount of brokerage commissions paid by The EAFE Choice Fund on portfolio transactions was $37,466 for the fiscal year ended 2014, $33,789 for the fiscal year ended 2013, and $48,982 for the fiscal year ended 2012.

The aggregate amount of brokerage commissions paid by The Global Alpha Equity Fund on portfolio transactions was $154,757 for the fiscal year ended 2014, $107,060 for the fiscal year ended 2013, and $48,482 for the fiscal year ended 2012.  The increase in brokerage commissions paid by The Global Alpha Equity Fund between the fiscal year ended 2013 and the fiscal year ended 2012 was the result of an increase in assets in the Global Alpha Fund, which led to an increase in trading.  The increase in brokerage commissions paid by The Global Alpha Equity Fund between fiscal year ended 2013 and fiscal year ended 2014 was the result of an increase in The Global Alpha Equity Fund's portfolio turnover rate, which led to an increase in trading.

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The aggregate amount of brokerage commissions paid by The Long Term Global Growth Equity on portfolio transactions was $5,690 for the fiscal period from June 10, 2014 (when it commenced operations) to December 31, 2014.

The aggregate amount of brokerage commissions paid by The EAFE Pure Fund on portfolio transactions was $13,804 for the fiscal period from April 15, 2014 (when it commenced operations) to December 31, 2014.

The North American Equity Fund and The Emerging Markets Bond Fund had not yet commenced operations as of the end of the most recently completed fiscal year.  Therefore, these Funds have not paid any brokerage commissions during any completed fiscal year of the Trust.

No Fund paid brokerage commissions to affiliated broker/dealers for the fiscal years ended December 31, 2012, 2013 and 2014.

During the fiscal year ended December 31, 2014, each of The EAFE Choice Fund and The EAFE Pure Fund held securities issued by UBS Group, a regular broker or dealer or a parent company of a regular broker or dealer of The EAFE Choice Fund and The EAFE Pure Fund. The aggregate value of the securities of UBS Group held as of the fiscal year ended December 31, 2014 were $1,407,866.70 for The EAFE Choice Fund and $499,565 for The EAFE Pure Fund.

7 -                      Description of the Trust

The Trust, registered with the SEC as an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) dated December 31, 2014, as amended from time to time.  The Trust consists of ten series: The International Equity Fund, The International Choice Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Emerging Markets Bond Fund, The Global Alpha Equity Fund, The Long Term Global Growth Equity Fund, and The North American Equity Fund.  Shares of The International Choice Fund are not registered under the 1933 Act and are not offered under the Prospectus or this SAI.  Each Fund (except The Long Term Global Growth Equity Fund) is diversified.  The Long Term Global Growth Equity Fund is non-diversified.  Each Fund issues shares of beneficial interest in the following classes: Class 1, Class 2, Class 3, Class 4, and Class 5.

The primary distinctions between the classes of shares offered by each of the Funds are addressed in the Prospectus under “Share Classes.”

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of each series.  Each share of a Fund represents an equal proportionate interest in such Fund with each other share of a Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund.  The shares of the Funds do not have any preemptive rights.  Upon termination of a Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The assets received by a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund.  The underlying assets are segregated and are charged with the expenses with respect to the Fund and with a share of the general expenses of the Trust.  Any general expenses of the Trust that are not readily identifiable as belonging to a Fund are allocated by or under the direction

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of the Board in such manner as the Board determines to be fair and equitable.  While the expenses of the Trust are allocated to the separate books of account of a Fund, certain expenses may be legally chargeable against the assets of all Funds.

The Declaration of Trust also permits the Board, without shareholder approval, to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the Board may designate.  While the Board has no current intention to exercise this power, it is intended to allow it to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a series to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution.  The Board may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust (i.e., a new fund) or merge two or more existing portfolios.  Shareholders’ investments in such an additional or merged portfolio may be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust.  The Trust or a Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust or the Fund, respectively.  The Declaration of Trust further provides that the Board may also terminate the Trust or a Fund upon written notice to the shareholders.

Voting Rights

As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question.  Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder.  Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class.  On matters affecting an individual series, only shareholders of that series are entitled to vote.  Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in fundamental investment policies of that series or the approval of the investment advisory agreement relating to that series.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders.  In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of

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the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees.  Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust, (ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value) and (iii) to issue shares of the Trust in one or more series, and to subdivide any series of shares into various classes of shares with such dividend preferences and other rights as the trustees may designate.

Shareholder and Trustee Liability

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund of which they are shareholders.  However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees.  The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law.  However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  The Declaration of Trust and By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust.  No officer or trustee may be indemnified against any liability to the Trust or the Trust’s shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

8 -                      How to Buy Shares

The procedures for purchasing shares of a Fund are summarized in the Prospectus under “Purchase of Shares.”

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9 -                      Net Asset Value and Offering Price

As described in the Prospectus under the heading “Determination of Net Asset Value,” the purchase price of each class of a Fund’s shares is based on that class’s net asset value. The net asset value of a share of each class of a Fund will normally be determined as of 4:00 p.m. Eastern time on any day on which the New York Stock Exchange is open for regular trading.  The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The net asset value per share of a Fund is determined by dividing the total market value of the Fund’s portfolio investments and other assets allocated to each share class, less any liabilities, by the total outstanding shares of such share class of the Fund.

The Board of Trustees has adopted Pricing and Valuation Procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not available, and has delegated the responsibility for applying the valuation methods discussed in the Pricing and Valuation Procedures to BNYM and the FVP Committee.  The Trust’s Valuation Committee was established by the Board of Trustees to oversee the FVP Committee’s determinations on behalf of the Board, as instructed.  The FVP Committee, subject to the review of the Valuation Committee, in certain circumstances, monitors the continued appropriateness of methods applied and determines if adjustments should, in certain circumstances, be made in light of market changes, events affecting the issuer, or other factors.  Any change to a pricing methodology established by the FVP Committee must be presented for ratification by the Board at the next scheduled Board meeting at which valuation matters are ordinarily reviewed.  The FVP Committee also conducts a review of the Pricing and Valuation Procedures annually and reports to the Board of Trustees on the outcome of that review.  The Board reviews and approves the Pricing and Valuation Procedures annually, and these methods may be amended or supplemented from time to time.

The following summarizes the methods typically used by BNYM to determine values for the noted types of securities or instruments:

Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, the most recent quoted bid price.

Debt instruments are generally valued using quotes obtained from independent, third-party pricing agents.  Certain short-term debt obligations are valued at amortized cost.

Options are generally valued at the last quoted sale price.  If there is no reported sale on the date of valuation, positions are priced at the mean on the last day the option trades.

Futures contracts are valued at the settlement price established each day by the board of the exchange on which they are traded.  On days when there is excessive volume, market volatility or the future does not end trading by the time the Fund calculates its net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value.  On such days the best available price (which is typically the last sales price) may be used to value the Fund’s futures position.  A Fund that uses the best available price when the settlement price is not available will not consider any difference between

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the eventual settlement price and the best available price used to be the basis for determining that an incorrect net asset value calculation has occurred.

Forward foreign currency exchange contracts are generally valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate at 4:00 p.m. Eastern Time, and the thirty, sixty, ninety and one-hundred and eight day forward rates provided by an independent, third-party source.

Swaps are generally priced based on valuations provided by an independent third-party pricing agent.

Redeemable securities issued by open-end investment companies are generally valued at the investment company’s applicable net asset value, with the exception of exchange-traded funds, which are generally priced as equity securities.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued by a bid price from at least one independent broker from a list provided by the Manager.

Foreign (non-U.S.) securities and instruments as priced as described above are generally reported in local currency and converted to U.S. dollars using currency exchange rates obtained from recognized independent pricing services or BNYM at 4:00 p.m. Eastern Time on each day that the New York Stock Exchange is open for regular trading.

10 -          Redemptions

The procedures for redemption of a Fund’s shares are summarized in the Prospectus under “Redemption of Shares.”

11 -          Income Dividends, Capital Gain Distributions and Tax Status

As described in the Prospectus under “Distributions,” it is generally the policy of each Fund to pay out at least annually as dividends to its shareholders substantially all of its investment company taxable income (which includes dividends and any interest it receives from investments and the excess of net short-term capital gains over net long-term capital losses), if any, and to distribute at least annually substantially all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any.  Each Fund’s policy is to declare and pay distributions of its net investment company taxable income and net capital gains at least annually although any Fund may do so more frequently as determined by the trustees of the Trust to the extent permitted by applicable regulations.  Notwithstanding the foregoing, each of the Funds may determine to retain net investment company taxable income or net capital gain and pay a Fund-level tax on any such retained amounts, subject to the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

Distributions of income and capital gain are payable in full and fractional shares of the particular Fund, based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution.  Shareholders, however, may elect to

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receive their distributions in cash.  The election may be made at any time by submitting a written request directly to the Trust.  In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.

As required by federal law, federal tax information will be furnished to each shareholder for each calendar year early in the succeeding year.

11.1              Scope of discussion

The following discussion addresses certain U.S. federal income tax considerations that may be relevant to investors that (a) are citizens or residents of the U.S., or corporations, partnerships, or other entities created or organized under the laws of the U.S. or any political subdivision thereof, or estates or trusts that are subject to U.S. federal income taxation regardless of the source of their income and (b) hold, directly or indirectly, shares of a Fund as a capital asset (“U.S. shareholders”).

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, U.S. shareholders whose functional currency (as defined in section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a “straddle,” “conversion transaction,” “hedge,” or other integrated investment strategy.  All such prospective and actual shareholders are urged to consult their own tax advisors with respect to the U.S. tax treatment of an investment in shares of a Fund.

The Funds have not sought an opinion of legal counsel as to any specific U.S. tax matters.  The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof.  Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S. federal income tax consequences different from those discussed below.

This discussion is for general information purposes only.  Prospective and actual shareholders should consult their own tax advisors with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.

11.2              Taxation of the Fund

Each Fund is treated as a separate entity for U.S. federal income tax purposes.  Each Fund has elected or, in the case of a new Fund, intends to elect to be treated as a regulated investment company eligible for taxation under the provisions of Subchapter M of the Code and intends to qualify each year as such.  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

(a)                                 derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

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(b)                                 diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)                                  distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.  Also, for purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to U.S. federal income tax on income paid to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets.  If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of

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net tax-exempt income and net capital gains, would be taxable to U.S. shareholders as dividend income.  Some portions of such distributions may by eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As noted above, each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain.  Notwithstanding the foregoing, the Funds may determine to retain investment company taxable income or net capital gain, and pay a Fund-level tax on any such retained amounts, subject to the distribution requirements applicable to regulated investment companies under the Code.  If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.  A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) if applicable, other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending December 31 of such year if the Fund so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.  For these purposes, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year, unless the Fund has made an election to use December 31, instead of October 31, for purposes of the excise tax.  Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record

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on a date in October, November or December of that preceding year.  Each of the Funds intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

In addition, if any of the Funds qualifies as a “personal holding company” (as defined in Section 542 of the Code) for U.S. federal income tax purposes, such Fund may have to adjust the timing of its distributions to its shareholders, or make additional distributions, in order to avoid a 15% Fund-level tax on its “undistributed personal holding company income” (as defined in Section 545 of the Code).  Generally, a Fund will qualify as a personal holding company if, at any time during the last half of its taxable year, more than 50% of its shares are owned, directly or indirectly, by five or fewer individuals and/or certain pension trusts, private foundations, charitable trusts or trusts providing for the payment of supplemental unemployment benefits.  In the event that a Fund qualifies as a personal holding company, the Fund will seek to make distributions sufficient to avoid a Fund-level tax under the personal holding company rules, although there can be no assurance it will be able to do so.

11.3              Fund distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.  Tax rules can alter a Fund’s holding period on investments and thereby affect the tax treatment of gain or loss on such investments.  Distributions of net capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) are generally taxable to shareholders as long-term capital gains, taxed to individuals at reduced rates.  Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less are generally taxable to shareholders as ordinary income.  Distributions from capital gains are generally made after applying any available capital loss carryovers.

Distributions are generally taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for its shares).  Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” are taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level as described more fully below.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as

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investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established security market in the U.S.) or (b) treated as a passive foreign investment company.  The Emerging Markets Bond Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income.  For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent they are properly reported by the Fund as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.  In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock—generally, stock acquired with borrowed funds).  The Funds other than The North American Equity Fund generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts.  The details of the implementation of this tax remain subject to future guidance.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, including Capital Gain Dividends, as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

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11.4              Sale, exchange or redemption of shares

A sale, exchange or redemption of shares in a Fund will generally give rise to a capital gain or loss, except as described below with respect to redemptions that are treated as distributions under section 301 of the Code.  In general, any capital gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held by a shareholder for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.  Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund (or substantially identical shares) are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In some circumstances, a redemption of shares in a Fund that is not a “publicly offered” regulated investment company (as described below) may be treated as resulting in a distribution to which section 301 of the Code applies rather than as a payment in exchange for the Fund shares.  If amounts received by a shareholder upon a redemption are treated as a Code section 301 distribution, those amounts will be treated as dividend income to the extent of the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  If such amounts exceed the Fund’s earnings and profits, they will reduce the basis of the shareholder’s Fund shares and will be treated as capital gain to the extent that they exceed such basis (see “Return of capital distributions” below).  A Fund will not be considered a “publicly offered” regulated investment company unless the Fund has at least 500 shareholders at all times during a taxable year or its shares are continuously offered pursuant to a public offering.  The determination of whether a redemption from a Fund that is not “publicly offered” will be treated as a Code section 301 distribution rather than as a payment in exchange for shares will depend upon a number of factors, including in particular the extent of the shareholder’s percentage stock ownership in the Fund following the redemption and the extent to which the redemption reduces the shareholder’s percentage stock ownership interest.  As an example, if a redemption does not reduce a shareholder’s percentage stock ownership interest in such a Fund, the redemption may well be treated as a Code section 301 distribution. Furthermore, certain attribution rules apply for purposes of determining a shareholder’s percentage stock ownership interest in a Fund at any given time.  The rules for determining when a redemption will be treated as giving rise to a distribution under section 301 of the Code, and the tax consequences of Code section 301 distributions, are complex and depend on the relevant facts and circumstances.  Shareholders are accordingly urged to consult their tax advisors with respect to these rules.

11.5              Return of capital distributions

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Capital loss carryovers.  Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income.  Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.

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Distributions from capital gains are generally made after applying any available capital loss carryovers.  Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.  If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.  The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.

The amounts and expiration dates (if applicable) of any capital loss carryovers available to a Fund are shown in the notes to the financial statements incorporated by reference into this SAI.

11.6              Deemed distributions of certain expenses

If a Fund is not a “publicly offered” regulated investment company, its shareholders may be deemed to receive distributions equal to their allocable shares of certain expenses paid by the Fund.  Very generally, expenses that are deemed distributed by a Fund that is not “publicly offered” include those paid or incurred during a calendar year that are deductible in determining the Fund’s investment company taxable income for a taxable year beginning or ending within that calendar year, including in particular its management fee, but excluding those expenses incurred by virtue of the Fund’s organization as a registered investment company (such as its registration fees, trustees’ fees, expenses of periodic trustees’ and shareholders’ meetings, transfer agent fees, certain legal and accounting fees, the expenses of shareholder communications required by law, and certain other expenses).  Shareholders of such a Fund that may be deemed to have received distributions of such expenses include (i) individuals taxable in the U.S. or persons calculating their taxable income in the same way as do such individuals and (ii) pass-through entities having such an individual or person or another pass-through entity as an interest holder or beneficiary.  Shareholders of such a Fund can generally deduct such deemed distributions of expenses only to the extent that their respective total miscellaneous itemized deductions exceeds 2% of their respective adjusted gross incomes from all sources.  The deemed distributions of expenses could as a result increase a shareholder’s net taxes owed, reducing the Fund’s effective yield with respect to such a shareholder.

11.7              Hedging and similar transactions

A Fund’s transactions in derivative instruments (e.g., futures or options transactions, forward contracts and swap agreements), or any other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules).  These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate income to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.  Each of the Funds will determine whether to make any available elections pertaining to such transactions.  Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and

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otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.  If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and avoid a Fund-level tax.

Foreign currency transactions and related hedging transactions.  A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

11.8              Investment in securities of certain foreign corporations

Income and proceeds received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of its assets at taxable year end consists of the securities of foreign corporations, a Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes.  A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction (if any) for the amount of such taxes.  In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.  Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.  Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s investments that are treated as equity investments for U.S. federal income tax purposes, in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on gains from the sale of its investment in such a company.  This tax cannot be eliminated by making distributions to shareholders of the Fund.  However, if certain conditions are met, a Fund may elect to avoid the imposition of that tax.  For example, a Fund may elect, pursuant to sections 1293 and 1295 of the Code, to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its

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share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  A Fund also may make an election, pursuant to section 1296 of the Code, to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A foreign corporation is a “passive foreign investment company” if: (i) 75% or more of its gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year which produce or are held for the production of passive income is at least 50%.  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.  Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business activities and certain income received from related persons.  Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

11.9              Investments in certain debt obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.”  Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price).  The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so.  These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

11.10       Investments in debt obligations that are at risk of or in default present special tax issues for the Fund

Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

11.11      Tax shelter reporting regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this

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reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares purchased through tax-qualified plans.  Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

11.12       Tax-Exempt Shareholders

Under current law, each of the Funds serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code.

11.13       Backup withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding.  The backup withholding tax rate is 28%.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

For a foreign person (as defined below) to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements.  Foreign investors in a Fund should consult their tax advisers in this regard.

11.14       Foreign shareholders

Absent a specific statutory exemption, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign source dividend and interest income) that if paid to a foreign person directly, would not be subject to withholding.

For distributions with respect to taxable years of a Fund beginning before January 1, 2015, the Fund was not required to withhold any amounts (i) with respect to distributions of (other than distributions to a foreign person (w) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the foreign person was the issuer or a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) U.S. source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person to the extent such distributions were properly reported by the Fund as interest-related dividends in a written notice to

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shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who was present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported by the Fund as short-term capital gain dividends in a written notice to shareholders (“short-term capital gain dividends”).  A Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but was not required to do so.

The exemption for interest-related and short-term capital gain dividends generally did not apply to dividends of a Fund that were derived from foreign source income such as dividends or interest received by a Fund from non-U.S. issuers.  Moreover, in the case of shares held through an intermediary, the intermediary might have withheld on payments made in respect of a taxable year of a Fund beginning before January 1, 2015 even if the Fund reported all or a portion of such payments as interest-related or short-term capital gain dividends to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015.  It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale, exchange or redemption of such shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is “effectively connected” with the conduct of a trade or business carried on by such holder within the U.S. or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met.  If a foreign person is potentially eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S.  A foreign person may also be subject to U.S. withholding tax on the proceeds of a redemption of Fund shares if such redemption proceeds are treated as a dividend as described above under “Sale, exchange or redemption of shares.”  More generally, foreign persons who are residents in a country with an income tax treaty with the U.S. may obtain different tax results than those described herein, and are urged to consult their tax advisors.

A beneficial holder of shares who is a foreign person may be subject to state, local or foreign taxes, and to the U.S. federal estate tax in addition to the U.S. federal income tax rules described above.

11.15       U.K. resident pension schemes

The U.S. withholding tax imposed on dividends paid by a Fund to shareholders that are U.K. resident pension schemes may be eliminated pursuant to the U.S.-U.K. tax treaty currently in effect.  To benefit from the U.S. withholding tax exemption under the treaty, a U.K. resident pension scheme must, among other requirements, be considered both a “pension scheme” and a “qualified person” as defined in the

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treaty and must be considered to “derive” the dividend as permitted under the treaty.  Shareholders should consult their tax advisors to determine eligibility for treaty benefits.

11.16       Certain additional withholding and reporting requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).  Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates), and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays after December 31, 2016..  If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

12 -          Financial Statements

Financial statements of The International Equity Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund, and The Long Term Global Growth Equity Fund for the fiscal year ended December 31, 2014 are incorporated by reference to the Annual Report of The International Equity Fund, The EAFE Fund, The EAFE Choice Fund, The EAFE Pure Fund, The Emerging Markets Fund, The Global Alpha Equity Fund, and The Long Term Global Growth Equity Fund filed with the SEC on Form N-CSR on March 9, 2015 (Accession No. 0001104659-15-018146). These financial statements have been incorporated by reference herein in reliance on the report of BBD, LLP independent registered public accounting firm, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

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